EXHIBIT 10.6.2


                                               SABW Draft 1:  6 September 2004



                           Dated [22] September 2004






                          GRANITE MORTGAGES 04-3 PLC


















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                      ISSUER MASTER DEFINITIONS SCHEDULE

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                          SIDLEY AUSTIN BROWN & WOOD
                               WOOLGATE EXCHANGE
                             25 BASINGHALL STREET
                                LONDON EC2V 5HA
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937



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CONTENTS
1.       Definitions......................................................1
2.       Interpretation and Construction.................................33
3.       Governing Law...................................................35



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THIS ISSUER MASTER DEFINITIONS SCHEDULE is signed for the purposes of identification on [22] September 2004

BY:

(1) Sidley Austin Brown & Wood of Woolgate Exchange, 25 Basinghall Street, London EC2V 5HA; and

(2)     Allen & Overy LLP of One New Change, London EC4M 9QQ.

1.      Definitions

Words and expressions used in any document which incorporates this clause or to which this clause applies shall, have the same meanings as are set out in this Issuer Master Definitions Schedule except so far as the context requires otherwise.

"Account Bank" means, in relation to the Current Issuer, the Current Issuer Account Bank and for any other Issuer, the Account Bank for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Additional Interest" means interest which will accrue on Deferred Interest at the rate of interest applicable from time to time on the classes of Current Issuer Notes, as further described in Condition 4 of the Current Issuer Notes;

"Additional Assigned Mortgage Loan" means any Mortgage Loan which is sold and assigned by the Seller to the Mortgages Trustee on 23 August 2004 under the terms of the Mortgage Sale Agreement and referenced by its mortgage loan identifier number and comprising the aggregate of all principal sums, interest, costs, charges, expenses and other monies (including all Further Advances) due or owing with respect to that Mortgage Loan under the relevant Mortgage Conditions by a Borrower on the security of a Mortgage from time to time outstanding or, as the context may require, the Borrower's obligations in respect of the same;

"Additional Assigned Mortgage Portfolio" means the portfolio of Additional Assigned Mortgage Loans, their Related Security, Accrued Interest and other amounts derived from such Additional Assigned Mortgage Loans that the Seller sold and assigned to the Mortgages Trustee on 23 August 2004;

"Additional Assigned Trust Property" means the Additional Assigned Mortgage Portfolio sold and assigned to the Mortgage Trustee by the Seller on 23 August 2004, including the Additional Assigned Mortgage Loans and their Related Security, the rights under the MIG Policies and the other Insurance Policies arranged by the Seller;

"Agent Bank" means, in relation to the Current Issuer, Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor Agent Bank at its Specified Office;

"Agents" means, in relation to the Current Issuer, the Principal Paying Agent, the US Paying Agent, the Registrar and the Transfer Agent, initially appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement, or, if applicable, any successor agents;

"Alternative Clearing System" means any clearing system other than DTC, Euroclear and Clearstream, Luxembourg;

"Appointee" has the meaning specified in the Current Issuer Trust Deed;



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"Auditors" or "auditors" means PricewaterhouseCoopers of 89 Sandyford Road,
Newcastle upon Tyne NE99 1PL or such other internationally recognised independent firm of auditors selected from time to time by (in the case of the Mortgages Trustee) the Mortgages Trustee or (in the case of Funding) Funding or (in the case of the Current Issuer) the Current Issuer and appointed by the Mortgages Trustee, Funding or, as the case may be, the Current Issuer;

"Authorised Denominations" means, in relation to the Current Issuer Notes, denominations of, in the case of any class of the Dollar Notes $10,000 and integral multiples of $1,000 in excess thereof, in the case of any class of the Sterling Notes, (GBP)50,000 and integral multiples of (GBP)1,000 in excess thereof, in the case of any class of the Euro Notes, (euro)50,000 and integral multiples of (euro)1,000 in excess thereof and in such other denominations as the Note Trustee shall determine and notify to the relevant Noteholders;

"Authorised Dollar Holding" means $10,000 (which shall be the minimum allowable holding with respect to each Dollar Note) and integral multiples of $1,000 in excess thereof;

"Authorised Euro Holding" means (euro)50,000 (which shall be the minimum allowable holding with respect to each Euro Note) and integral multiples of
(euro)1,000 in excess thereof;

"Authorised Signatory" means in relation to:

(a) the Current Issuer, any authorised signatory referred to in the Issuer Account Mandates relating to that Issuer;

(b) the Mortgages Trustee, any authorised signatory referred to in the Mortgages Trustee Account Mandates; and

(c)      Funding, any authorised signatory referred to in the Funding Account
         Mandates;

"Authorised Sterling Holding" means (GBP)50,000 (which shall be the minimum allowable holding with respect to each Sterling Note) and integral multiples of (GBP)1,000 in excess thereof;

"Average Fixed Rate Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Average Flexible Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Average Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Average Variable Rate Mortgage Loan Balance" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Basic Terms Modification" in relation to the Current Issuer Notes has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"Basis Rate Swap" means, in relation to the Current Issuer, the Current Issuer Basis Rate Swap and for any other Issuer, the swap transaction documented under the Basis Rate Swap Agreement for such Issuer;

"Basis Rate Swap Agreement" means, in relation to the Current Issuer, the Current Issuer Basis Rate Swap Agreement and for any other Issuer, the ISDA Master Agreement, Schedule, Confirmation and any Credit Support Annex or other credit support documents thereto entered into among such Issuer, the related Basis Rate Swap Provider, the Note Trustee and/or any credit support provider, as may be



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amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"Basis Rate Swap Provider" means in relation to the Current Issuer, the Current Issuer Basis Rate Swap Provider and for any other Issuer the basis rate swap provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Basis Rate Swap Provider Default" means, in relation to the Current Issuer, the occurrence of an Event of Default (as defined in the Current Issuer Basis Rate Swap Agreement) or a Downgrade Termination Event under the Current Issuer Basis Rate Swap Agreement where the Current Issuer Basis Rate Swap Provider is the Defaulting Party or the Affected Party (as defined in the Current Issuer Basis Rate Swap Agreement);

"Block Voting Instruction" has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"Blocked Note" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Business Day" means, in relation to the Current Issuer Notes and the Current Issuer Intercompany Loan, a day that is a London Business Day, a New York Business Day and a TARGET Business Day;

"Calculation Agent" in relation to any Current Issuer Swap Agreement has the meaning given to it under such Current Issuer Swap Agreement;

"certification date" has the meaning specified in the Current Issuer Trust
Deed;

"Chairman" has the meaning set out in Schedule 4 to the Current Issuer Trust
Deed;

"Class A Enforcement Notice" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class A Notes to be due and repayable pursuant to Condition 9(A) of the Current Issuer Notes;

"Class A Noteholders" means the Series 1 Class A Noteholders, the Series 2 Class A Noteholders and the Series 3 Class A Noteholders;

"Class A Notes" means, in relation to the Current Issuer, the Series 1 Class A1 Notes, the Series 1 Class A2 Notes, the Series 1 Class A3 Notes, the Series 2 Class A1 Notes, the Series 2 Class A2 Notes, the Series 3 Class A1 Notes and the Series 3 Class A2 Notes or any of them as the context may require and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class A Principal Deficiency Sub Ledger" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class A Notes;

"Class B Enforcement Notice" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class B Notes to be due and repayable pursuant to Condition 9(B) of the Current Issuer Notes;

"Class B Noteholders" means the Series 1 Class B Noteholders, the Series 2 Class B Noteholders and the Series 3 Class B Noteholders;

"Class B Notes" means, in relation to the Current Issuer, the Series 1 Class B Notes, the Series 2 Class B Notes and the Series 3 Class B Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;



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"Class B Principal Deficiency Sub Ledger" means the sub-ledger of the Current
Issuer Principal Deficiency Ledger corresponding to the Class B Notes;

"Class C Enforcement Notice" means, a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class C Notes to be due and repayable pursuant to Condition 9(D) of the Current Issuer Notes;

"Class C Noteholders" means the Series 1 Class C Noteholders, the Series 2 Class C Noteholders and the Series 3 Class C Noteholders;

"Class C Notes" means, in relation to the Current Issuer, the Series 1 Class C Notes, the Series 2 Class C Notes and the Series 3 Class C Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class C Principal Deficiency Sub Ledger" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class C Notes;

"Class M Enforcement Notice" means, a notice issued by the Note Trustee to the Current Issuer and the Security Trustee on the occurrence of a Current Issuer Note Event of Default, declaring the Class M Notes to be due and repayable pursuant to Condition 9(C) of the Current Issuer Notes;

"Class M Noteholders" means the Series 1 Class M Noteholders, the Series 2 Class M Noteholders and the Series 3 Class M Noteholders;

"Class M Notes" means, in relation to the Current Issuer, the Series 1 Class M Notes, the Series 2 Class M Notes and the Series 3 Class M Notes or any of them as the context may require; and, in relation to any other Issuer, the Notes issued by such Issuer which are defined as such under the relevant Issuer Master Definitions Schedule;

"Class M Principal Deficiency Sub Ledger" means the sub-ledger of the Current Issuer Principal Deficiency Ledger corresponding to the Class M Notes;

"Clearing System" means any of DTC (with respect to the Dollar Notes) and Euroclear and Clearstream, Luxembourg (with respect to the Euro Notes and the Sterling Notes), and any other or additional organisation of a similar nature as may be approved in writing by the Note Trustee;

"Closing Date" means [22] September 2004;

"Common Depositary" means Citibank, N.A. in its capacity as common depositary for Euroclear or Clearstream, Luxembourg in respect of the Sterling Global Note Certificates and the Euro Global Note Certificates;

"Conditions" or "Terms and Conditions" means, in relation to any Current Issuer Notes, the terms and conditions to be endorsed on such Current Issuer Notes in the form or substantially in the form scheduled to the Current Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Current Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"Contractual Currency" has the meaning specified in Clause 13 of the Current Issuer Trust Deed;

"Current Issuer" means Granite Mortgages 04-3 plc, a company incorporated with limited liability under the laws of England and Wales, registered number 5168395;



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"Current Issuer Account Bank" means the bank at which the Current Issuer Bank
Accounts are maintained from time to time, being Citibank, N.A., 5 Carmelite Street, London EC4Y 0PA, or any other Authorised Entity appointed by the Current Issuer in accordance with the Current Issuer Transaction Documents;

"Current Issuer Available Principal Receipts" means:

(1) prior to enforcement of the Current Issuer Security, in respect of any Payment Date, the sum calculated by the Current Issuer Cash Manager on the Distribution Date immediately preceding such Payment Date equal to:

         (a) all principal amounts repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan during the period from (but excluding) the immediately preceding Payment Date to (and including) such Payment Date; and

         (b) all Current Issuer Available Revenue Receipts which are to be used on that Payment Date to credit the Current Issuer Principal Deficiency Sub Ledger for any Class of Notes issued by the Current Issuer;

         less

         (c) the aggregate of all principal amounts (if any) repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan on the relevant Payment Date which are to be applied on the relevant Payment Date to pay items (A) through (E), (G), (I) or (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments; and

(2) following enforcement of the Current Issuer Security, in respect of any Payment Date, the sum calculated by or on behalf of the Note Trustee on the Distribution Date immediately preceding such Payment Date as the amount to be repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan during the relevant Interest Period and/or the sum otherwise recovered by the Note Trustee (or the Receiver appointed on its behalf) representing the Principal Amount Outstanding of the Notes;


"Current Issuer Available Revenue Receipts" means, in respect of any Payment Date, the sum calculated by the Current Issuer Cash Manager on the Distribution Date immediately preceding such Payment Date equal to:

(1) interest, fees and any other amount (not including principal), if any, paid by Funding on the relevant Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;

(2) other net income of the Current Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Current Issuer under or in accordance with the Basis Rate Swap Agreement (excluding Swap Collateral Excluded Amounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Current Issuer in the purchase of one or more replacement hedge transactions) received by the Current Issuer under the Current Issuer Swap Agreements;

(3) interest payable on the Current Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts, in each case which has been or will be received on or before the relevant Payment Date; and




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(4)      (only to the extent required after making the relevant calculations set out in the Current Issuer Cash Management Agreement), the aggregate of all principal amounts (if any) repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan amount of Current Issuer Principal Receipts (if any) on the relevant Payment Date which are to be applied to pay items (A) through (E), (G), (I) and/or (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments;

"Current Issuer Bank Account Agreement" means the bank account agreement dated on or about the Closing Date between the Current Issuer, the Seller, the Current Issuer Cash Manager, the Current Issuer Account Bank and the Note Trustee;

"Current Issuer Bank Accounts" means the Current Issuer Transaction Accounts and also includes any additional or replacement bank account opened in the name of the Current Issuer from time to time with the prior written consent of the Note Trustee and the Rating Agencies;

"Current Issuer Basis Rate Swap" means the swap transaction documented under the Current Issuer Basis Rate Swap Agreement;

"Current Issuer Basis Rate Swap Agreement" means the ISDA Master Agreement, Schedule and Confirmation thereto each entered into on or about the Closing Date and any Credit Support Annex or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Basis Rate Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement basis rate swap agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"Current Issuer Basis Rate Swap Provider" means Northern Rock and/or, as applicable, any other basis rate swap provider appointed from time to time by the Current Issuer in accordance with the Current Issuer Transaction Documents;

"Current Issuer Cash Management Agreement" means the cash management agreement entered into on or about the Closing Date between the Current Issuer Cash Manager, the Current Issuer and the Note Trustee, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement cash management agreement entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"Current Issuer Cash Management Services" means the services to be provided to the Current Issuer and the Note Trustee by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement;

"Current Issuer Cash Manager" means Northern Rock acting pursuant to the Current Issuer Cash Management Agreement as agent for the Current Issuer and the Note Trustee in managing all cash transactions and maintaining certain ledgers on behalf of the Current Issuer;

"Current Issuer Cash Manager Termination Event" means any of the events specified in paragraphs (a) through (c) of Clause 12.1 of the Current Issuer Cash Management Agreement;

"Current Issuer Charged Property" means the property, assets and undertakings of the Current Issuer which from time to time are or are expressed to be mortgaged, charged, assigned, pledged or otherwise encumbered to, or in favour of, the Note Trustee for itself and for the Current Issuer Secured Creditors under the Current Issuer Deed of Charge or any other Current Issuer Transaction Document;




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"Current Issuer Conditions" or "Current Issuer Terms and Conditions" means the terms and conditions to be endorsed on the Current Issuer Notes, substantially in the form set out in Schedule 3 to the Current Issuer Trust Deed, as any of the same may be amended, varied or restated in accordance with the provisions of the Current Issuer Trust Deed, and any reference to a numbered Condition shall be construed accordingly;

"Current Issuer Corporate Services Agreement" means the corporate services agreement entered into on or before the Closing Date between, inter alia, the Current Issuer Corporate Services Provider, Holdings, the Current Issuer Post Enforcement Call Option Holder, the Current Issuer and Northern Rock for the provision by the Current Issuer Corporate Services Provider of certain corporate services with respect to Holdings, the Current Issuer Post Enforcement Call Option Holder and the Current Issuer as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement corporate services agreement entered into by such parties from time to time in accordance with the Current Issuer Transaction Documents;

"Current Issuer Corporate Services Provider" means in relation to any of the Current Issuer, Holdings or the Current Issuer Post Enforcement Call Option Holder, Law Debenture Corporate Services Limited or such other person or persons for the time being acting as corporate services provider under the Current Issuer Corporate Services Agreement;

"Current Issuer Currency Swap Agreements" means the Current Issuer Dollar Currency Swap Agreements and the Current Issuer Euro Currency Swap Agreements;

"Current Issuer Currency Swap Providers" means the Current Issuer Dollar Currency Swap Provider and the Current Issuer Euro Currency Swap Provider;

"Current Issuer Currency Swaps" means the Current Issuer Dollar Currency Swaps and the Current Issuer Euro Currency Swaps;

"Current Issuer Deed of Accession" means the deed of accession entered into on or about the Closing Date between Funding, the Security Trustee, the Current Issuer, the Current Issuer Start-Up Loan Provider and others whereby, among other things, the Current Issuer and the Current Issuer Start-Up Loan Provider accede to the provisions of the Funding Deed of Charge;

"Current Issuer Deed of Charge" means the deed of charge entered into on or about the Closing Date between the Current Issuer, the Note Trustee, the Current Issuer Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Principal Paying Agent and the other Agents appointed pursuant to the Current Issuer Paying Agent and Agent Bank Agreement as may be amended, restated, varied or supplemented from time in accordance with the Current Issuer Transaction Documents;

"Current Issuer Dollar Account" means the account of the Current Issuer (account number [o]) held with the Current Issuer Account Bank, denominated in U.S. Dollars and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in U.S. Dollars as may for the time being be in place with the prior consent of the Note Trustee;

"Current Issuer Dollar Currency Swap Agreements" means the ISDA Master Agreements, Schedules and Confirmations thereto entered into on or about the Closing Date and any Credit Support Annexes or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Dollar Currency Swap Providers, the Note Trustee and/or any credit support provider,



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as may be amended, restated varied or supplemented from time to time and shall include any additional and/or replacement currency swap agreement or agreements entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"Current Issuer Dollar Currency Swap Provider" means [o] as swap counterparty to the Current Issuer under the Current Issuer Dollar Currency Swap Agreement;

"Current Issuer Dollar Currency Swap Rates" means, in relation to the Current Issuer Notes, the rates at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars pursuant to the applicable Current Issuer Dollar Currency Swap or, if there are no relevant Current Issuer Dollar Currency Swap Agreements in effect at such time, in relation to such class of Notes, the "spot" rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars, on the foreign exchange markets;

"Current Issuer Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Dollar Notes in Dollars;

"Current Issuer Euro Account" means the account of the Current Issuer (account number [o]) held with the Current Issuer Account Bank, denominated in Euro and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in Euro as may for the time being be in place with the prior consent of the Note Trustee;

"Current Issuer Euro Currency Swap Agreements" means the ISDA Master Agreements, Schedules and Confirmations thereto entered into on or about the Closing Date and any Credit Support Annexes or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Euro Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement currency swap agreement or agreements entered into by the Current Issuer from time to time in connection with the Current Issuer Notes;

"Current Issuer Euro Currency Swap Provider" means [o] as swap counterparty to the Current Issuer under the Current Issuer Euro Currency Swap Agreements;

"Current Issuer Euro Currency Swap Rates" means, in relation to the Current Issuer Notes, the rates at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro pursuant to the applicable Current Issuer Euro Currency Swap or, if there are no relevant Current Issuer Euro Currency Swap Agreements in effect at such time, in relation to such class of Notes, the "spot" rate at which Euro is converted to Sterling or, as the case may be, Sterling is converted to Euro, on the foreign exchange markets;

"Current Issuer Euro Currency Swaps" means, in relation to the Current Issuer, the Sterling-Euro currency swap transactions which enable the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Euro Notes in Euro;

"Current Issuer Event of Default" means a Current Issuer Note Event of
Default;



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"Current Issuer Income Deficit" means the amount of the shortfall between
Current Issuer Available Revenue Receipts and the amounts required to pay items (A) through (E) (inclusive), (G), (I) and (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments;

"Current Issuer Intercompany Loan" means the loan made by the Current Issuer to Funding on or about the Closing Date pursuant to the Current Issuer Intercompany Loan Agreement;

"Current Issuer Intercompany Loan Agreement" means together the Current Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions;

"Current Issuer Intercompany Loan Confirmation" means the loan confirmation in respect of the Current Issuer Intercompany Loan Agreement entered into on or about the Closing Date and made between Funding, the Current Issuer, the Security Trustee and the Current Issuer Agent Bank;

"Current Issuer Intercompany Loan Event of Default" means the occurrence of an Intercompany Loan Event of Default as specified in the Current Issuer Intercompany Loan Agreement;

"Current Issuer Interest Rate Swap" means the swap transaction documented under the Current Issuer Interest Rate Swap Agreement;

"Current Issuer Interest Rate Swap Agreement" means the ISDA Master Agreement, Schedule and Confirmation thereto relating to the Interest Rate Swap entered into on the Closing Date and any Credit Support Annex or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Interest Rate Swap Provider and the Note Trustee and/or any Credit Support Provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement interest rate swap agreement or agreement entered into by the Current Issuer from time to time in connection with the Series 3 Class A2 Notes;

"Current Issuer Interest Rate Swap Provider" means [o] as swap counterparty to the Current Issuer under the Current Issuer Interest Rate Swap Agreement;

"Current Issuer Jersey Enforcement Notice" has the meaning given to it in Clause 7.2 of the Current Issuer Deed of Charge;

"Current Issuer Jersey Secured Property" means, at any time, the Current Issuer Charged Property which is situated in Jersey at such time;

"Current Issuer Ledgers" means the Current Issuer Revenue Ledger, the Current Issuer Principal Ledger, the Current Issuer Reserve Fund Ledger, the Current Issuer Liquidity Reserve Ledger, the Current Issuer Principal Deficiency Ledger and the Swap Collateral Ledger and any other ledger required to be maintained pursuant to the Current Issuer Cash Management Agreement;

"Current Issuer Liquidity Reserve Fund" means the liquidity reserve fund in Funding's name which Funding will be required to establish pursuant to the Current Issuer Intercompany Loan Agreement if the long term, unsecured, unsubordinated and unguaranteed debt obligations of the Seller cease to be rated at least A3 by Moody's or A- by Fitch (unless Moody's or Fitch, as applicable, confirms that the then-current ratings of the Notes will not be adversely affected). The Current Issuer Liquidity Reserve Fund, if any, will be funded to the relevant Current Issuer Liquidity Reserve Required Amount;

"Current Issuer Liquidity Reserve Ledger" means a ledger maintained by the Current Issuer Cash Manager in the name of Funding to record the amount credited to the Current Issuer Liquidity Reserve



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Fund held by Funding in respect of the Current Issuer on the Closing Date, and subsequent withdrawals and deposits in respect of the Current Issuer Liquidity Reserve Fund;

"Current Issuer Liquidity Reserve Required Amount" means (a) so long as the Current Issuer Intercompany Loan remains outstanding, an amount as of any Payment Date equal to the excess, if any, of 3% of the aggregate outstanding balance of the Notes on that Payment Date over amounts standing to the credit of the Current Issuer Reserve Fund on that Payment Date, and (b) following the repayment in full of the Current Issuer Intercompany Loan and provided that Funding has no further liability under the Current Issuer Intercompany Loan Agreement, zero;

"Current Issuer Master Definitions Schedule" means this master definitions schedule relating to the Current Issuer and the Current Issuer Transaction Documents signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on or about the Closing Date, as the same may be amended, restated and supplemented from time to time;

"Current Issuer New Funding Secured Creditors" means the Current Issuer Start-Up Loan Provider and the Current Issuer;

"Current Issuer Note Determination Date" means the Distribution Date immediately preceding each Payment Date;

"Current Issuer Note Enforcement Notice" means a notice issued by the Note Trustee to the Current Issuer and the Security Trustee declaring any of the Current Issuer Notes to be due and repayable pursuant to Condition 9 of the Current Issuer Notes;

"Current Issuer Note Event of Default" means the occurrence of an event of default by the Current Issuer as specified in Condition 9 of the Current Issuer Notes;

"Current Issuer Notes" means the US Notes and Reg S Notes issued by the Current Issuer or any of them as the context may require;

"Current Issuer Paying Agent and Agent Bank Agreement" means the paying agent and agent bank agreement to be entered into on or about the Closing Date between, inter alios, the Current Issuer, the Note Trustee, the Principal Paying Agent, the US Paying Agent and the other Agents and any other agreement for the time being in force appointing successor agents and shall include any additional and/or replacement paying agent and agent bank agreement entered into by the Current Issuer from time to time in accordance with the Transaction Documents;

"Current Issuer Post-Enforcement Call Option Agreement" means the post-enforcement call option agreement to be entered into on or about the Closing Date between the Current Issuer, the Current Issuer Post-Enforcement Call Option Holder and the Note Trustee;

"Current Issuer Post-Enforcement Call Option Holder" means GPCH Limited, a company incorporated with limited liability under the laws of England and Wales, registered number 4128437, or such other person or persons for the time being acting as post-enforcement call option holder under the Current Issuer Post-Enforcement Call Option Agreement;

"Current Issuer Post-Enforcement Priority of Payments" means the order of priority of payments in which Current Issuer Available Revenue Receipts, Current Issuer Available Principal Receipts and all other monies and proceeds received or recovered by or on behalf of the Current Issuer or the Note Trustee or any Receiver will be applied following enforcement of the Current Issuer Security and as set out in Schedule 2 to the Current Issuer Deed of Charge (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"Current Issuer Post-Liquidity Payments" means the payments set out in items
(H) through (M) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Post-Reserve Payments" means the payments set out in item (N) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Post-Start-up Payments" means the payments set out in items
(O) and (P) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Potential Note Event of Default" means any condition, event or act which with the lapse of time and/or the giving of any notice and/or determination of materiality and/or fulfilment of any similar condition would constitute a Current Issuer Note Event of Default;

"Current Issuer Pre-Enforcement Principal Priority of Payments" means the order of priority of payments in which the Current Issuer Available Principal Receipts will be applied until enforcement of the Current Issuer Security as set out in Schedule 2 to the Current Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"Current Issuer Pre-Enforcement Priority of Payments" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments or the Current Issuer Pre-Enforcement Principal Priority of Payments;

"Current Issuer Pre-Enforcement Revenue Priority of Payments" means the order of priority of payments in which the Current Issuer Available Revenue Receipts will be applied until enforcement of the Current Issuer Security as set out in
Schedule 2 to the Current Issuer Cash Management Agreement (as the same may be amended or varied from time to time in accordance with the Current Issuer Transaction Documents);

"Current Issuer Pre-Liquidity Payments" means the payments set out in items
(A) through (G) under the Current Issuer Pre-Enforcement Revenue Priority of Payments (or the relevant payments in the equivalent items under such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Pre-Reserve Payments".  Not applicable to this transaction;

"Current Issuer Principal Deficiency Ledger" means the ledger maintained by the Current Issuer Cash Manager in the name of the Current Issuer which will be established on the Closing Date and will be sub-divided into sub ledgers corresponding to the Class A Notes, the Class B Notes, the Class M Notes and the Class C Notes in order to record Losses on Mortgage Loans allocated to the Current Issuer Intercompany Loan which are to be applied to such Current Issuer Notes, the application of Current Issuer Available Principal Receipts in paying interest on such Current Issuer Notes and certain amounts ranking in priority thereto in accordance with the Current Issuer Pre-Enforcement Revenue

Priority of Payments and the application by Funding of Issuer Allocable Principal Receipts of the Current Issuer to fund or replenish the Current Issuer Liquidity Reserve Fund (if any);

"Current Issuer Principal Deficiency Sub Ledger" means any of the Class A Principal Deficiency Sub Ledger, the Class B Principal Deficiency Sub Ledger, the Class M Principal Deficiency Sub Ledger, or the Class C Principal Deficiency Sub Ledger;

"Current Issuer Principal Ledger" means the ledger maintained by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement to record the Current Issuer Principal Receipts standing to the credit of each of the Current Issuer Transaction Accounts from time to time;

"Current Issuer Principal Payments" means the payments set forth in items (A) through (F) under the Current Issuer Pre-Enforcement Principal Priority of Payments (or the relevant payments set forth in the equivalent items in such other Current Issuer Priority of Payments as may apply on that Payment Date);

"Current Issuer Principal Receipts" means on any Payment Date principal amounts repaid by Funding in respect of the Current Issuer Intercompany Loan on such Payment Date;

"Current Issuer Priority of Payments" means, as applicable, any of the Current Issuer Pre-Enforcement Revenue Priority of Payments, the Current Issuer Pre-Enforcement Principal Priority of Payments or the Current Issuer Post-Enforcement Priority of Payments;

"Current Issuer Reserve Additional Amount" means an amount equal to the sum of the Current Issuer Reserve Required Amount and (a) if an Arrears or Step-Up Trigger Event has occurred under item (i) only of the Arrears or Step-Up Trigger Event definition, [(GBP)6,000,000], (b) if an Arrears or Step-Up Trigger Event has occurred under item (ii) only of the Arrears or Step-Up Trigger event definition [(GBP)8,900,000], or (c) if an Arrears or Step-Up Trigger Event has occurred under both items (i) and (ii) of the Arrears or Step-Up Trigger Event definition, [(GBP)14,900,000];

"Current Issuer Reserve Fund" means the reserve fund established in the name of Funding in respect of the Current Issuer as required under the terms of the Current Issuer Intercompany Loan on the Closing Date in an amount up to the Current Issuer Reserve Required Amount;

"Current Issuer Reserve Fund Ledger" means a ledger maintained by the Current Issuer Cash Manager in the name of Funding to record the amount credited to the Current Issuer Reserve Fund held by Funding in respect of the Current Issuer on the Closing Date, and subsequent withdrawals and deposits in respect of the Current Issuer Reserve Fund;

"Current Issuer Reserve Required Amount" means (a) so long as the Current Issuer Intercompany Loan remains outstanding, $[48,000,000], and (b) following the repayment in full of the Current Issuer Intercompany Loan and provided that Funding has no further liability under the Current Issuer Intercompany Loan Agreement, zero;

"Current Issuer Revenue Ledger" means the ledger maintained by the Current Issuer Cash Manager pursuant to the Current Issuer Cash Management Agreement to record the Current Issuer Revenue Receipts standing to the credit of the Current Issuer Transaction Accounts from time to time;

"Current Issuer Revenue Receipts" [means for the Current Issuer in respect of any Payment Date an amount equal to the sum of:

(1) interest, fees and any other amount (not including principal), if any, paid by Funding on such Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;

(2) other net income of the Current Issuer (not otherwise included in (1) above or (3) below) including amounts received by the Current Issuer under or in accordance with the Basis Rate Swap Agreement (excluding Swap Collateral Excluded Amounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Current Issuer in the purchase of one or more replacement hedge transactions) received by the Current Issuer under the Current Issuer Swap Agreements;

(3) interest received on the Current Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts, in each case which has been or will be received on or before such Payment Date,

(in each case for the avoidance of doubt not including amounts received in respect of principal);]

"Current Issuer Secured Creditors" means the Note Trustee (and any Receiver appointed pursuant to the Current Issuer Deed of Charge), the Current Issuer Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Paying Agents, the Agent Bank, the Registrar, the Transfer Agent and the Noteholders;

"Current Issuer Secured Obligations" means any and all of the monies, obligations and liabilities which the Current Issuer covenants to pay or discharge under or pursuant to Clause 2 of the Current Issuer Deed of Charge and all other amounts owed by it to the Current Issuer Secured Creditors under and pursuant to the Current Issuer Transaction Documents;

"Current Issuer Security" means the security granted by the Current Issuer under or pursuant to the Current Issuer Deed of Charge in favour of the Note Trustee for the benefit of the Current Issuer Secured Creditors;

"Current Issuer Start-up Loan" means the start-up loan that the Current Issuer Start-up Loan Provider shall make available to Funding pursuant to the Current Issuer Start-up Loan Agreement;

"Current Issuer Start-up Loan Agreement" means the agreement entered into on or about the Closing Date between Funding, the Current Issuer Start-up Loan Provider and the Security Trustee relating to the provision of the Current Issuer Start-up Loan to Funding as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement start-up loan agreement entered into by such parties in accordance with the Current Issuer Transaction Documents;

"Current Issuer Start-up Loan Provider" means Northern Rock, in its capacity as provider of the Current Issuer Start-up Loan and/or such other person or persons for the time being the lender under the Current Issuer Start-up Loan Agreement;

"Current Issuer Sterling Account" means the account of the Current Issuer (sort code 18-50-08, account number [o]) held with the Current Issuer Account Bank, denominated in Sterling and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge, or any additional or replacement account denominated in Sterling as may for the time being be in place with the prior consent of the Note Trustee;

"Current Issuer Subscription Agreement" means with respect to the Current Issuer Notes, the subscription agreement relating to the sale of the Reg S Notes, dated on or about [o] September, 2004 between the Current Issuer, Funding, the Mortgages Trustee and the Managers;

"Current Issuer Swap Agreements" means the Current Issuer Basis Rate Swap Agreement, the Current Issuer Interest Rate Swap Agreement, the Current Issuer Dollar Currency Swap Agreements and the Current Issuer Euro Currency Swap Agreements and "Current Issuer Swap Agreement" means any one of them;

"Current Issuer Swap Providers" means the Current Issuer Basis Rate Swap Provider, the Current Issuer Interest Rate Swap Provider, the Current Issuer Dollar Currency Swap Providers and the Current Issuer Euro Currency Swap Provider and "Current Issuer Swap Provider" means any one of them;

"Current Issuer Transaction Accounts" means the day to day bank accounts of the Current Issuer, held with the Current Issuer Account Bank and comprising the Current Issuer Euro Account, the Current Issuer Sterling Account and the Current Issuer Dollar Account as at the Closing Date, or any other account of the Current Issuer that may be opened, with the prior approval of the Note Trustee, after the Closing Date, and maintained subject to the terms of the Current Issuer Bank Account Agreement and the Current Issuer Deed of Charge;

"Current Issuer Transaction Document" means any of the following documents:

(a)      the Current Issuer Subscription Agreement;

(b)      the Current Issuer Underwriting Agreement;

(c)      the Current Issuer Intercompany Loan Agreement;

(d)      the Current Issuer Deed of Charge;

(e)      the Current Issuer Deed of Accession;

(f)      the Current Issuer Basis Rate Swap Agreement;

(g)      the Current Issuer Interest Rate Swap Agreement;

(h)      the Current Issuer Dollar Currency Swap Agreements;

(i)      the Current Issuer Euro Currency Swap Agreements;

(j)      the Current Issuer Trust Deed;

(k)      the Current Issuer Paying Agent and Agent Bank Agreement;

(l)      the Current Issuer Cash Management Agreement;

(m)      the Current Issuer Post-Enforcement Call Option Agreement;

(n)      the Current Issuer Bank Account Agreement;

(o)      the Current Issuer Notes;

(p)      the Current Issuer Corporate Services Agreement;

(q)      the Current Issuer Start-up Loan Agreement;

(r)      any Swap Collateral Ancillary Document;

(s)      Funding (04-3) Bank Account Agreement;

(t)      Funding (04-3) Guaranteed Investment Contract; and

(u) each other document entered into or to be entered into by the Current Issuer pursuant to or in connection with any of the above documents (including any agreement entered into by the Current Issuer as a replacement of any of the above agreements upon the termination thereof);

"Current Issuer Trust Deed" means the trust deed entered into on or about the Closing Date between the Current Issuer and the Note Trustee constituting the Current Issuer Notes;

"Current Issuer Underwriting Agreement" means in relation to the Current Issuer Notes, the underwriting agreement relating to the sale of the US Notes, dated on or about [22] September, 2004, among the Current Issuer, Funding, the Mortgages Trustee and the Underwriters;

"Cut-Off Date" means 31 July, 2004;

"Deferred Interest" in relation to the Current Issuer Notes has the meaning given to it under Condition 4 of the Current Issuer Notes;

"Designated Subsidiary" means a designated subsidiary of the Current Issuer Post-Enforcement Call Option Holder, to be designated by notice from the Current Issuer Post-Enforcement Call Option Holder to the Note Trustee at the discretion of the Current Issuer Post-Enforcement Call Option Holder;

"Determination Date" means the first Business Day of any calendar month which includes a Payment Date;

"Determination Period" means the period from (and including) the Closing Date to (but excluding) the first Determination Date and thereafter from (and including) one Determination Date to (but excluding) the next Determination Date;

"Distribution Compliance Period" means, in relation to the Current Issuer Notes, 40 days after the later of the commencement of the offering of the Current Issuer Notes and the Closing Date;

"Dollar Currency Swap Agreements" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Agreement and for any other Issuer, the ISDA Master Agreements, Schedules, Confirmations and any Credit Support Annexes or other credit support documents thereto entered into among such Issuer, the related Dollar Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement dollar currency swap agreements entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"Dollar Currency Swap Provider" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Provider and for any other Issuer, the Dollar Currency Swap Provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Dollar Currency Swap Provider Default" means, in relation to the Current Issuer, the occurrence of an Event of Default (as defined in the Current Issuer Dollar Currency Swap Agreements) or a Downgrade Termination Event under the Current Issuer Dollar Currency Swap Agreements where a Current Issuer Dollar Currency Swap Provider is the Defaulting Party or the Affected Party (as defined in the Current Issuer Dollar Currency Swap Agreements);

"Dollar Currency Swap Rates" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swap Rates;

"Dollar Currency Swaps" means, in relation to the Current Issuer, the Current Issuer Dollar Currency Swaps and for any other Issuer, the swap transaction(s) documented under the Dollar Currency Swap Agreements for such Issuer;

"Dollar Global Note Certificates" means the Global Note Certificates issued in respect of the Dollar Notes and the "Dollar Global Note Certificate" means any one of them;

"Dollar Interest Determination Date" means two London Business Days before the first day of the Interest Period for which the rate will apply;

"Dollar Notes" means, in relation to the Current Issuer, the Series 1 Notes (other than the Series 1 Class A2 Notes) and the Series 2 Class A1 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in U.S. Dollars;

"Downgrade Termination Event" in relation to the Current Issuer Basis Rate Swap Provider, has the meaning given to it in the Current Issuer Basis Rate Swap Agreement and in relation to any Current Issuer Currency Swap Provider, has the meaning given to it in the relevant Current Issuer Currency Swap Agreement;

"Drawdown Date" means, in respect of the Current Issuer Intercompany Loan, the Closing Date and, in respect of an Intercompany Loan made by any other Issuer, the date on which the relevant Intercompany Loan was made to Funding by such Issuer;

"DTC Custodian" means Citibank, N.A. in its capacity as custodian for DTC in respect of the Dollar Global Note Certificates;

"Euro Currency Swap Agreements" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Agreements and for any other Issuer, the ISDA Master Agreements, Schedules, Confirmations, and any Credit Support Annexes or other credit support documents thereto entered into among such Issuer, the related Euro Currency Swap Provider, the Note Trustee and/or any credit support provider, as may be amended, restated, varied or supplemented from time to time and shall include any additional and/or replacement euro currency swap agreements entered into by such Issuer from time to time in connection with the Notes issued by such Issuer;

"Euro Currency Swap Provider" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Provider and for any other Issuer, the Euro Currency Swap Provider for such Issuer appointed from time to time in accordance with the relevant Issuer Transaction Documents;

"Euro Currency Swap Provider Default" means the occurrence of an Event of Default (as defined in the Current Issuer Euro Currency Swap Agreements) or a Downgrade Termination Event under the Current Issuer Euro Currency Swap Agreements where the Current Issuer Euro Currency Swap Provider is the Defaulting Party or Affected Party (as defined in the Current Issuer Euro Currency Swap Agreements); "Euro Currency Swap Rate" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swap Rate;

"Euro Currency Swaps" means, in relation to the Current Issuer, the Current Issuer Euro Currency Swaps and for any other Issuer, the swap transaction(s) documented under the Euro Currency Swap Agreements for such Issuer;

"Euro Global Note Certificates" means the Global Note Certificates issued in respect of the Euro Notes and the "Euro Global Note Certificate" means any one of them;

"Euro Interest Determination Date" means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

"Euro Notes" means in relation to the Current Issuer, the Series 1 Class A2 Notes and the Series 2 Notes (other than the Series 2 Class A1 Notes) and, in relation to any other Issuer, the Notes issued by such Issuer in Euro;

"Event of Default" means, as the context requires, any of the following:

(a) in relation to the Current Issuer Notes, a Current Issuer Note Event of Default;

(b) in relation to Previous Issuer Notes issued by a Previous Issuer, a Note Event of Default pursuant to the Terms and Conditions of such Previous Issuer Notes;

(c) in relation to the New Notes issued by any New Issuer, a Note Event of Default pursuant to the Terms and Conditions of such New Notes;

(d) in relation to the Current Issuer Intercompany Loan Agreement, a Current Issuer Intercompany Loan Event of Default;

(e) in relation to the Previous Issuer Intercompany Loan Agreements, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of the such Previous Issuer;

(f) in relation to any New Intercompany Loan Agreement, the occurrence of an event of default pursuant to the Intercompany Loan Terms and Conditions of such New Issuer;

"Exchange Date" has the meaning specified in each form of Global Note Certificate attached as Schedule 1 to the Current Issuer Trust Deed;

"Extraordinary Resolution" in relation to the Current Issuer Notes has the meaning set out in Schedule 4 to the Current Issuer Trust Deed;

"Final Maturity Date" means:

(a) in respect of the Series 1 Class A1 Notes; the Payment Date falling in September 2025;

(b) in respect of the Series 1 Class A2 Notes, the Payment Date falling in September 2028; and

(c) and in respect of any other Current Issuer Notes, the Payment Date falling in September 2044;

"Final Repayment Date" means, in respect of the Current Issuer Intercompany Loan, the Payment Date falling in September 2044 and in relation to any other Intercompany Loan the date specified under the relevant Issuer Transaction Documents;

"Financial Year" means, in relation to the Current Issuer, Holdings, the Mortgages Trustee, Funding and the Current Issuer Post Enforcement Call Option Holder, each twelve month period ending on the last day of the calendar year;

"Fixed Rate Ratio" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Fixed Rate Spread" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Flexible Ratio" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Flexible Spread" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Flexible Swap Rate" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Form of Proxy" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Funding (Current Issuer) Bank Account Agreement" means the agreement entered into on the Closing Date among Lloyds TSB Bank plc or Northern Rock plc, as applicable, Funding and others which governs the operation of the Funding (Current Issuer) GIC Account;

"Funding (Current Issuer) Guaranteed Investment Contract" means the guaranteed investment contract entered into with respect to the Current Issuer among Funding, the Funding GIC Provider and others, as amended from time to time, under which the Funding GIC Provider agrees to pay Funding a guaranteed rate of interest on the balance from time to time of the Funding (Current Issuer) GIC Account;

"Funding (Current Issuer) GIC Account" means the account in the name of Funding into which amounts in respect of the related Current Issuer Reserve Fund and the Current Issuer Liquidity Reserve Fund will be deposited, if any, established for the benefit of the Current Issuer, which account is held at Lloyds TSB Bank plc or Northern Rock plc, as applicable, and maintained subject to the terms of the related Funding (Current Issuer) Guaranteed Investment Contract, the related Funding (Current Issuer) Bank Account Agreement and the Funding Deed of Charge, or any additional or replacement account as may for the time being be in place with the prior consent of the Security Trustee;

"Global Note Certificates" means the note certificates in global form issued in respect of the Current Issuer Notes, initially in the form of the US Global Note Certificates and the Reg S Global Note Certificates or any of them and "Global Note Certificate" means any one of them;

"Holder" or "holder" means, in relation to the Current Issuer Notes, the person in whose name a Current Issuer Note, for the time being is registered in the Register (or in the case of joint holders, the first named thereof);

"Individual Note Certificates" means the note certificates representing the Current Issuer Notes in definitive form;

"Initial Relevant Screen Rate" has the meaning specified in Condition 4(C) of the Current Issuer Notes;

"Insolvency Event" in respect of the Seller, the Administrator, the Cash Manager or the Current Issuer Cash Manager (each, for the purposes of this definition, a "Relevant Entity") means:

(a) an order is made or an effective resolution passed for the winding up of the Relevant Entity or the appointment of an administrator over the Relevant Entity (except, in any such case, a winding-up or dissolution for the purpose of a reconstruction or amalgamation the terms of which have been previously approved by the Security Trustee);

(b) the Relevant Entity ceases or threatens to cease to carry on its business or a substantial part of its business or stops payment or threatens to stop payment of its debts or is deemed unable to pay its debts within the meaning of section 123(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts as they fall due or the value of its assets falls to less than the amounts of its liabilities (taking into account, for both these purposes, contingent and prospective liabilities) or otherwise becomes insolvent;

(c) proceedings are initiated against the Relevant Entity under any applicable liquidation, insolvency, composition, reorganisation (other than a reorganisation where the Relevant Entity is solvent) or other similar laws including, but not limited to, application or pending application for an administration order or presentation of a petition for a winding up order except where these proceedings are being contested in good faith; or an administration order being granted or an administrative or other receiver, administrator, liquidator or other similar official is appointed in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or a distress, execution or diligence or other process is enforced upon the whole or any substantial part of the undertaking or assets of the Relevant Entity and in any of the foregoing cases it is not discharged within 30 London Business Days; or if the Relevant Entity initiates or consents to judicial proceedings relating to itself under any applicable liquidation, administration, insolvency, reorganisation or other similar laws or makes a conveyance or assignment for the benefit of its creditors generally;

and in respect of the Current Issuer and Funding (for the purposes of this definition, a "Relevant Entity"), means:

(a) except for the purposes of an amalgamation or restructuring as described in sub-clause (b) below, the Relevant Entity ceases or threatens to cease to carry on all or a substantial part of its business or the Relevant Entity is deemed unable to pay its debts within the meaning of section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986 (as amended, modified or re-enacted) or becomes unable to pay its debts within the meaning of section 123(2) of the Insolvency Act 1986 (as amended, modified or re-enacted); or

(b) an order is made or an effective resolution is passed for the winding up of the Relevant Entity or the appointment of an administrator over the Relevant Entity (except for the purposes of or pursuant to an amalgamation, restructuring or merger previously approved by the Note Trustee or the Security Trustee, as the case may be (or as approved in writing by an Extraordinary Resolution (as defined in the Current Issuer Trust Deed) of the Class A Noteholders); or

(c) proceedings are otherwise initiated against the Relevant Entity under any applicable liquidation, insolvency, composition, reorganisation or other similar laws (including, but not limited to, application or pending application for an administration order or presentation of a petition for a winding up order) and (except in the case of presentation of a petition for a winding up order) such proceedings are not, in the opinion of the Note Trustee or the Security Trustee (as the case may be), being disputed in good faith with a reasonable prospect of success; or an administration order being granted or an administrative receiver or other receiver, administrator, liquidator or other similar official being appointed in relation to the Relevant Entity or in relation to the whole or any substantial part of the undertaking or assets of the Relevant Entity; or an encumbrancer taking possession of the whole or any substantial part of the undertaking or assets of the Relevant Entity, or a distress, execution, diligence or other process being levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Relevant Entity and such possession or process (as the case may be) not being discharged or not otherwise ceasing to apply within 30 days; or the Relevant Entity initiating or consenting to judicial proceedings relating to itself under applicable liquidation, administration, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally;

"Interest Amounts" has the meaning given to it under Condition 4(D) of the Current Issuer Notes;

"Interest Determination Date" means, in relation to the Current Issuer Notes:

(a) in respect of the US Notes, the date which is two London Business Days before the first day of the Interest Period for which the relevant interest rate will apply;

(b) in respect of the Sterling Notes, in respect of the first Interest Period, the Closing Date, and in respect of subsequent Interest Periods, the first day of the Interest Period for which the relevant interest rate will apply; and

(c) in respect of the Euro Notes, the date which is two TARGET Business Days before the first day of the Interest Period for which the relevant interest rate will apply;

"Interest Period" means:

(a) in respect of interest payments made in respect of the Current Issuer Notes (other than the Series 3 Class A2 Notes), the period from (and including) a Quarterly Payment Date (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Quarterly Payment Date;

(b) subject to (c), in respect of the Series 3 Class A2 Notes, (i) the period from (and including) the Closing Date to (but excluding) the 20th day of September 2005; (ii) on and after 20th September 2005, the annual period from (and including) a Series 3 Class A2 Payment Date to (but excluding) the next Series 3 Class A2 Payment Date; and
         (iii) on and after the Series 3 Class A2 Payment Date falling in September 2011, the Interest Period for the Series 3 Class A2 Notes will be the period from (and including) the immediately preceding Quarterly Payment Date (or in respect of the first such Interest Period, such Payment Date falling in September 2011) to (but excluding) the next following Quarterly Payment Date;

(c) in relation to the Series 3 Class A2 Notes, where a Trigger Event occurs and/or the Funding Security and/or the Current Issuer Security is enforced prior to the Payment Date in September 2011:

         (i) the then current Interest Period for the Series 3 Class A2 Notes shall be the period from (and including) the immediately preceding Series 3 Class A2 Payment Date (or, if applicable, the Closing Date) to (but excluding), if a Trigger Event has occurred, the next Quarterly Payment Date, or, if the Funding Security and/or the Current Issuer Security has been enforced, the date of such enforcement, and

         (ii) thereafter, the Interest Period for the Series 3 Class A2 Notes shall be the period from (and including) the latest excluded date (as referred to above) to (but excluding) the next following Quarterly Payment Date and, thereafter, each quarterly period calculated in accordance with (a) above.

"Issuer Amount" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Jersey Secured Property" means, as the context requires, the Current Issuer Jersey Secured Property or the Funding Jersey Secured Property;

"Jersey Security Interest" means a Security Interest created in accordance with Jersey law pursuant to any relevant Transaction Document;

"Junior Noteholders" means the holders for the time being of the Class C Notes;

"Junior Notes" means, in relation to the Current Issuer, the Class C Notes;

"Lead Managers" means, in relation to the Current Issuer Notes (1) in respect of the US Notes, Deutsche Bank Securities Inc., UBS Limited and Lehman Brothers Inc. and (2) in respect of the Reg S Notes, Deutsche Bank AG London, UBS Limited and Lehman Brothers International (Europe);

"Managers" means, in relation to the Reg S Notes issued by the Current Issuer, Barclays Bank PLC, ING Belgium SA/NV, Credit Suisse First Boston (Europe) Limited, Deutsche Bank AG London, Lehman Brothers International (Europe) and UBS Limited;

"Master Definitions Schedule" means the master definitions schedule signed for the purposes of identification by Brown & Wood and Clifford Chance Limited Liability Partnership on or about 26 March 2001, as has been and may be amended, restated, varied or supplemented from time to time, which is a schedule of the definitions used in the Transaction Documents;

"Mezzanine Noteholders" means the holders for the time being of the Class B
Notes;

"Mezzanine Notes" means, in relation to the Current Issuer, the Class B Notes;

"Note Certificates" means any Global Note Certificates or Individual Note Certificates;

"Note Determination Date" means, in relation to the Current Issuer Notes, the Current Issuer Note Determination Date, in relation to Notes issued by any other Issuer, the Distribution Date immediately preceding the relevant Payment Date;

"Note Enforcement Notice" means, in relation to the Current Issuer, the Current Issuer Note Enforcement Notice and in relation to any other Issuer, a notice issued by the Note Trustee to such Issuer and the Security Trustee on the occurrence of a Note Event of Default, declaring the Notes issued by that Issuer or any class of such Notes to be due and repayable pursuant to the Conditions of such Notes;

"Note Event of Default" means, in relation to the Current Issuer, a Current Issuer Note Event of Default and, in relation to any other Issuer, the occurrence of an event of default by such Issuer as specified in the relevant Conditions of the Notes issued by such Issuer;

"Noteholders" means, in relation to the Current Issuer Notes, the Class A Noteholders, the Class B Noteholders, the Class M Noteholders and the Class C Noteholders or any of them, in relation to Notes issued by any other Issuer, the holders for the time being of such Notes;

"Notes" means, in relation to the Current Issuer, the Current Issuer Notes and, in relation to any other Issuer, the notes issued by such Issuer;

"notice" means, in respect of notice being given to the Noteholders, a notice duly given in accordance with, in the case of the Current Issuer Notes, Condition 14 of the Current Issuer Notes and, in the case of Notes issued by any other Issuer, the relevant equivalent Condition of such Notes;

"Offering Circular" means, in relation to the Current Issuer Notes, the offering circular dated [o] September 2004 relating to the issue of the Reg S Notes and, in relation to Notes issued by any other Issuer, the offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Prospectus attached thereto;

"Officers' Certificate" means with respect to any Person, a certificate signed by any director or equivalent officer of such Person. Each such certificate shall include the statements provided for in Clause 16 of the Current Issuer Trust Deed if and to the extent required by the provisions thereof;

"Opinion of Counsel" means an opinion in writing signed by legal counsel who shall be acceptable to the Note Trustee and who may be counsel to the Current Issuer or to an affiliate of the Current Issuer or to such other party as the Note Trustee may from time to time agree. Each such opinion shall include the statements provided for in Clause 16 of the Current Issuer Trust Deed if and to the extent required by the provisions hereof;

"Paying Agent and Agent Bank Agreement" means, in relation to the Current Issuer, the Current Issuer Paying Agent and Agent Bank Agreement, in relation to any other Issuer, the Paying Agent and Agent Bank Agreement with respect to such Issuer as defined in the Issuer Master Definitions Schedule relating to such Issuer;

"Paying Agents" means the Principal Paying Agent and the US Paying Agent initially appointed as paying agents pursuant to the Current Issuer Paying and Agent Bank Agreement or, if applicable, any successor paying agents;

"Payment Date" means, in relation to the Current Issuer Notes (other than the Series 3 Class A2 Notes), the 20th day of March, June, September and December of each year, and with respect to the Series 3 Class A2 Notes, the 20th day of September in each year up to and including the earlier of the (a) Payment Date in September 2011, (b) the occurrence of a Trigger Event or (c) the enforcement of the Funding Security and/or the Issuer Security, and thereafter the 20th day of March, June, September and December of each year, beginning with the first such date to occur following such earliest event to occur (or, in each case, if such day is not a Business Day, the next succeeding Business
Day);

"Pool Factor".  Not applicable to this transaction;

"Potential Current Issuer Event of Default" has the same meaning as "Potential Note Event of Default";

"Preliminary Offering Circular" means, in relation to the Current Issuer Notes, the preliminary offering circular dated 31 August 2004 relating to the Reg S Notes and, in relation to Notes issued by any other Issuer, the preliminary offering circular relating to the Reg S Notes issued by such Issuer including, in each case, the Preliminary Prospectus attached thereto;

"Preliminary Prospectus" means, in relation to the Current Issuer Notes, the preliminary prospectus dated 31 August 2004 relating to the US Notes and, in relation to Notes issued by any other Issuer, the preliminary prospectus relating to the US Notes issued by such Issuer;

"Principal Amount Outstanding" in relation to the Current Issuer Notes, has the meaning set out in Condition 5(C) of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"Principal Paying Agent" means in relation to the Current Issuer Notes, Citibank, N.A., whose principal office is 5 Carmelite Street, London EC4Y 0PA, in its capacity as principal paying agent at its specified office initially appointed as a principal paying agent pursuant to the Current Issuer Principal Paying and Agent Bank Agreement or, if applicable, any successor principal paying agent at its specified office;

"Prospectus" means, in relation to the Current Issuer Notes, the prospectus dated [o] September, 2004 relating to the US Notes and, in relation to Notes issued by any other Issuer, the prospectus relating to the US Notes issued by such Issuer;

"Proxy" has the meaning specified in Schedule 4 to the Current Issuer Trust
Deed;

"Rate of Interest" in relation to the Current Issuer Notes, has the meaning given in Condition 4 of the Current Issuer Notes and, in relation to Notes issued by any other Issuer, has the meaning set out in the Conditions of such Notes;

"Rating Agencies" means S&P, Moody's and Fitch, and "Rating Agency" means any of them;

"Reasonable Prudent Mortgage Lender" or "reasonable prudent mortgage lender" means a reasonably prudent prime residential mortgage lender lending to Borrowers in England, Wales and Scotland who generally satisfy the lending criteria of traditional sources of residential mortgage capital;

"Record Date" means the fifteenth day before the due date for any payment on the Notes;

"Reference Banks" means the principal London office of each of Citibank N.A., ABN AMRO Bank N.V., Barclays Bank plc and The Royal Bank of Scotland plc or any bank that replaces such bank;

"Reference Lenders" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Reg S Notes" means, in relation to the Current Issuer, the Series 1 Class A2 Notes, the Series 2 Notes (other than the Series 2 Class A1 Notes) and the Series 3 Notes;

"Register" means the register of Noteholders kept by the Registrar and which records the identity of each Noteholder and the number of Notes that each Noteholder owns;

"Registrar" in respect of the Current Issuer Notes, means Citibank, N.A., acting through its office at 5 Carmelite Street, London EC4Y 0PA appointed initially pursuant to the Current Issuer Paying Agent and Agent Bank Agreement or, if applicable, any successor registrar at its specified office, and procured by the Current Issuer to maintain the Register;

"Registration Statement" means the registration statement on Form S-11 (No. 333-117465) as filed with the SEC;

"Regulation S Legend" has the meaning given to it in Section 16 of Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement;

"Regulations" means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in
Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement;

"Relevant Margin" has the meaning specified in Condition 4 of the Current Issuer Notes;

"Relevant Note" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Relevant Screen Rate" has the meaning specified in Condition 4 of the Current Issuer Notes;

"Representative" has the meaning specified in Schedule 4 to the Current Issuer Trust Deed;

"Security Documents" means the Current Issuer Deed of Charge, the Funding Deed of Charge and each Deed of Accession entered into pursuant to the Funding Deed of Charge and any other security document entered into pursuant to any of the foregoing;

"Senior Noteholders" means the holders for the time being of the Class A
Notes;

"Senior Notes" means, in relation to the Current Issuer, the Class A Notes;

"Series 1 Class A Global Note Certificates" means the Series 1 Class A1 Global Note Certificate, the Series 1 Class A2 Global Note Certificate and the Series 1 Class A3 Global Note Certificate and the "Series 1 Class A Global Note Certificate" means any one of them;

"Series 1 Class A Noteholders" means the Series 1 Class A1 Noteholders, the Series 1 Class A2 Noteholders and the Series 1 Class A3 Noteholders or any of them;

"Series 1 Class A Notes" means the Series 1 Class A1 Notes, the Series 1 Class A2 Notes and the Series 1 Class A3 Notes or any of them;

"Series 1 Class A1 Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A1 Notes in Dollars;

"Series 1 Class A1 Dollar Currency Swap Provider" means the Current Issuer Dollar Currency Swap Provider;

"Series 1 Class A1 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class A1 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class A1 Noteholders" means the holders for the time being of the Series 1 Class A1 Notes;

"Series 1 Class A1 Notes" means the notes comprising the $[1,000,000,000] Floating Rate Notes due 2025 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A1 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class A1 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class A2 Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 1 Class A2 Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class A2 Notes in Euro;

"Series 1 Class A2 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class A2 Notes pursuant to Clause 3.1 (Global Note Certificate) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class A2 Noteholders" means the holders of the time being of the Series 1 Class A2 Notes;

"Series 1 Class A2 Notes" means the notes comprising the (euro)[500,000,000] Floating Rate Notes due 2028 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A2 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 1 Class A2 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class A3 Dollar Currency Swap Provider" means the Current Issuer Dollar Currency Swap Provider;

"Series 1 Class A3 Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling to receive and pay amounts under the Series 1 Class A3 Notes in Dollars;

"Series 1 Class A3 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class A3 Notes pursuant to Clause 3.1 (Global Note Certificate) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class A3 Noteholders" means the holders of the time being of the Series 1 Class A3 Notes;

"Series 1 Class A3 Notes" means the notes comprising the $[1,271,750,000] Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class A3 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Form of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class A3 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class B Dollar Currency Swap Provider" means the Current Issuer Dollar Currency Swap Provider;

"Series 1 Class B Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class B Notes in Dollars;

"Series 1 Class B Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class B Noteholders" means the holders for the time being of the Series 1 Class B Notes;

"Series 1 Class B Notes" means the notes comprising the $[60,350,000] Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 1 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Form of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class C Dollar Currency Swap Provider" means the Current Issuer Dollar Currency Swap Provider;

"Series 1 Class C Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class C Notes in Dollars;

"Series 1 Class C Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class C Noteholders" means the holders for the time being of the Series 1 Class C Notes;

"Series 1 Class C Notes" means the notes comprising the $[63,900,000] Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Series 1 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Class M Dollar Currency Swap Provider" means the Current Issuer Dollar Currency Swap Provider;

"Series 1 Class M Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction, which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 1 Class M Notes in Dollars;

"Series 1 Class M Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 1 Class M Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 1 Class M Noteholders" means the holders for the time being of the Series 1 Class M Notes;

"Series 1 Class M Notes" means the notes comprising the $[31,950,000] Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Series 1 Class M Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 1 Class M Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 1 Global Note Certificates" means collectively the Series 1 Class A Global Note Certificates, the Series 1 Class B Global Note Certificate, the Series 1 Class M Global Note Certificate and the Series 1 Class C Global Note Certificate and "Series 1 Global Note Certificate" means any one of them;

"Series 1 Notes" means collectively the Series 1 Class A Notes, the Series 1 Class B Notes, the Series 1 Class M Notes and the Series 1 Class C Notes;

"Series 2 Class A Global Note Certificates" means the Series 2 Class A1 Global Note Certificate and the Series 2 Class A2 Global Note Certificate and the "Series 2 Class A Global Note Certificate" means any one of them;

"Series 2 Class A Noteholders" means the Series 2 Class A1 Noteholders and the Series 2 Class A2 Noteholders or any of them;

"Series 2 Class A Notes" means the Series 2 Class A1 Notes and the Series 2 Class A2 Notes or any of them;

"Series 2 Class A1 Dollar Currency Swap Provider" means the Current Issuer Dollar Currency Swap Provider;

"Series 2 Class A1 Dollar Currency Swap" means, in relation to the Current Issuer, the Sterling-Dollar currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class A Notes in Dollars;

"Series 2 Class A1 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 2 Class A1 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class A1 Noteholders" means the holders for the time being of the Series 2 Class A1 Notes;

"Series 2 Class A1 Notes" means the notes comprising the (euro)[727,250,000] Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class A1 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 2 Class A1 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Class A2 Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 2 Class A2 Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class A2 Noteholders" means the holders for the time being of the Series 2 Class A2 Notes;

"Series 2 Class A2 Notes" means the notes comprising the (GBP)[810,000,000] Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class A2 Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 2 Class A2 Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Class B Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class B Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the

Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class B Notes in Euro;

"Series 2 Class B Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 2 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class B Noteholders" means the holders for the time being of the Series 2 Class B Notes;

"Series 2 Class B Notes" means the notes each comprising the
(euro)[75,300,000] Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Class C Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class C Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class C Notes in Euro;

"Series 2 Class C Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 2 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class C Noteholders" means the holders for the time being of the Series 2 Class C Notes;

"Series 2 Class C Notes" means the notes each comprising the
(euro)[140,750,000] Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust Deed) the Series 2 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Class M Euro Currency Swap Provider" means the Current Issuer Euro Currency Swap Provider;

"Series 2 Class M Euro Currency Swap" means, in relation to the Current Issuer, the Sterling-Euro currency swap transaction which enables the Current Issuer to receive and pay amounts under the Current Issuer Intercompany Loan in Sterling and to receive and pay amounts under the Series 2 Class M Notes in Euro;

"Series 2 Class M Global Note Certificate means the Global Note Certificate to be issued in respect of the Series 2 Class M Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer

Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 2 Class M Noteholders" means the holders for the time being of the Series 2 Class M Notes;

"Series 2 Class M Notes" means the notes comprising the (euro)[58,600,000] Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 2 Class M Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 2 Class M Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 2 Global Note Certificates" means collectively the Series 2 Class A Global Note Certificates, the Series 2 Class B Global Note Certificate, the Series 2 Class M Global Note Certificate and the Series 2 Class C Global Note Certificate and "Series 2 Global Note Certificate" means any one of them;

"Series 2 Notes" means collectively the Series 2 Class A Notes, the Series 2 Class B Notes, the Series 2 Class M Notes and the Series 2 Class C Notes;

"Series 3 Class A Global Note Certificates" means the Series 3 Class A1 Global Note Certificate and the Series 3 Class A2 Global Note Certificate and "Series 3 Class A Global Note Certificate" means any of them;

"Series 3 Class A Noteholders" means the Series 3 Class A1 Noteholders and the Series 3 Class A2 Noteholders or any of them;

"Series 3 Class A Notes" means the Series 3 Class A1 Notes and the Series 3 Class A2 Notes or any of them;

"Series 3 Class A1 Notes" means the notes comprising the (GBP)[411,250,000] Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class A Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 3 Class A Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Class B Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 3 Class B Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class B Noteholders" means the holders for the time being of the Series 3 Class B Notes;

"Series 3 Class B Notes" means the notes comprising the (GBP)[54,350,000] Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class B Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note

Certificates) of the Current Issuer Trust Deed) the Series 3 Class B Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Class C Global Note Certificate" means the Global Note Certificate to be issued in respect of the Series 3 Class C Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class C Noteholders" means the holders for the time being of the Series 3 Class C Notes;

"Series 3 Class C Notes" means the notes comprising the (GBP)[99,450,000] Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class C Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 3 Class C Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Class M Global Note Certificate means the Global Note Certificate to be issued in respect of the Series 3 Class M Notes pursuant to Clause 3.1 (Global Note Certificates) of the Current Issuer Trust Deed in the form or substantially in the form set out in Schedule 1 of the Current Issuer Trust Deed;

"Series 3 Class M Noteholders" means the holders for the time being of the Series 3 Class M Notes;

"Series 3 Class M Notes" means the notes comprising the (GBP)[42,250,000] Floating Rate Notes due 2044 constituted by the Current Issuer Trust Deed in or substantially in the forms set out in Schedules 1 and 2 thereto and for the time being outstanding or, as the case may be, a specific number thereof and including any replacement Series 3 Class M Notes issued pursuant to Condition 13 and (except for the purposes of Clause 3.1 (Global Note Certificates) and Clause 3.2 (Forms of Global Note Certificates) of the Current Issuer Trust
Deed) the Series 3 Class M Global Note Certificate for so long as it has not been exchanged in accordance with the terms thereof;

"Series 3 Global Note Certificates" means collectively the Series 3 Class A1 Global Note Certificate, the Series 3 Class A2 Global Note Certificate, the Series 3 Class B Global Note Certificate, the Series 3 Class M Global Note Certificate and the Series 3 Class C Global Note Certificate and "Series 3 Global Note Certificate" means any one of them;

"Series 3 Notes" means collectively the Series 3 Class A1 Notes, the Series 3 Class A2 Notes, the Series 3 Class B Notes, the Series 3 Class M Notes and the Series 3 Class C Notes;

"Specified Office" means, as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Current Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Current Issuer and the Note Trustee pursuant to the Current Issuer Paying Agent and Agent Bank Agreement;

"Step-up Date" means the Payment Date in respect of an Issuer on which the interest rate on the Notes issued by such Issuer increases by a pre-determined amount following the payment made by such Issuer on such Payment Date, which date in respect of the Current Issuer is the Payment Date occurring in (a) in respect of all the Notes (other than the Series 1 Class [A1] Notes), September 2011 and (b) in respect of the Series 1 Class [A2] Notes only, March 2006;

"Sterling Global Note Certificates" means the Global Note Certificates issued in respect of the Sterling Notes and the "Sterling Global Note Certificate" means any one of them;

"Sterling Notes" means, in relation to the Current Issuer, the Series 3 Notes and, in relation to any other Issuer, the Notes issued by such Issuer in Sterling;

"Subordinated Principal Test".  Not applicable to this transaction;

"Swap Collateral" means any asset (including, without limitation, Cash and/or securities) paid or transferred to the Current Issuer by a Current Issuer Swap Provider in accordance with the terms of the relevant Current Issuer Swap Agreement as collateral to secure the performance of that Current Issuer Swap Provider's obligations under the relevant Current Issuer Swap Agreement together with any income or distributions received in respect of such asset and any equivalent of or replacement of such asset into which such asset is transformed;

"Swap Collateral Accounts" means the Swap Collateral Cash Account and the Swap Collateral Securities Account;

"Swap Collateral Ancillary Document" means any document (including, without limitation, any custodial agreement or bank account agreement but excluding the Current Issuer Swap Agreements, the Current Issuer Cash Management Agreement and the Current Issuer Deed of Charge) as may be entered into by the Issuer from to time in connection with Swap Collateral;

"Swap Collateral Available Principal Amount" means, at any time, the amount of Swap Collateral which under the terms of the relevant Current Issuer Swap Agreement may be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer to the extent that such obligations relate to payments to be made in connection with the Current Issuer Pre-Enforcement Principal Priority of Payments or Current Issuer Post-Enforcement Priority of Payments, as the case may be;

"Swap Collateral Available Revenue Amount" means, at any time, the amount of Swap Collateral which under the terms of the relevant Current Issuer Swap Agreement may be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer to the extent that such obligations relate to payments to be made in connection with the Current Issuer Pre-Enforcement Revenue Priority of Payments or Current Issuer Post-Enforcement Priority of Payments, as the case may be;

"Swap Collateral Cash Account" means an account opened in the name of the Current Issuer for the purpose of holding Swap Collateral in Cash and maintained in accordance with the terms of the Current Issuer Cash Management Agreement;

"Swap Collateral Excluded Amount" means, at any time, the amount of Swap Collateral which may not be applied at that time in satisfaction of the relevant Current Issuer Swap Provider's obligations to the Current Issuer under the terms of the relevant Current Issuer Swap Agreement;

"Swap Collateral Ledger" means the ledger and any sub-ledgers maintained by the Current Issuer Cash Manager in the books of the Current Issuer in accordance with Clause 5.6 (Posted Collateral) of the Current Issuer Cash Management Agreement;

"Swap Collateral Securities Account" means a securities account opened in the name of the Current Issuer for the purpose of holding Swap Collateral in the form of securities and maintained in accordance with the terms of the Current Issuer Cash Management Agreement;

"Swap Provider Amount" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Swap Replacement Payment" means any amount received by the Current Issuer from a replacement to any of the Current Issuer Swap Providers upon entry by the Current Issuer into an agreement with such replacement swap provider replacing a Current Issuer Swap Agreement which has terminated following the occurrence of a Downgrade Termination Event;

"Tax Credit" has the meaning, where applicable, given to it in each Current Issuer Swap Agreement;

"Telerate Page No. 3750" means the display designated as Page 3750 on the Dow-Jones/Telerate Monitor Service (or such other page as may replace Telerate Page No. 3750 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

"Three Month LIBOR" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Transaction Document" means any of the following documents:

(a)     the Mortgages Trust Deed;

(b)     the Mortgage Sale Agreement;

(c)     the Funding Deed of Charge;

(d)     the Second Priority Funding Deed of Charge;

(e)     the Administration Agreement;

(f)     the Cash Management Agreement;

(g)     the Funding Guaranteed Investment Contract;

(h)     the Mortgages Trustee Guaranteed Investment Contract;

(i)     the Bank Account Agreement;

(j)     the Collection Bank Agreement;

(k)     the Share Trust Deed;

(l)     the Corporate Services Agreement;

(m)     the Stand-by Bank Account Agreement;

(n)     the Stand-by Funding Guaranteed Investment Contract;

(o)     the Stand-by Mortgages Trustee Guaranteed Investment Contract; and

(p)     the Current Issuer Transaction Documents;

"Transfer Agent" means Citibank, N.A., acting through its Specified Office at 5 Carmelite Street, London EC4Y 0PA, and initially appointed by the Current Issuer under the Current Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Current Issuer Notes, or such other person for the time being acting as Transfer Agent under the Current Issuer Paying Agent and Agent Bank Agreement;

"Trust Deed" means, in relation to the Current Issuer, the Current Issuer Trust Deed and, in relation to any other Issuer, the trust deed entered into on the relevant Closing Date constituting the Notes issued by such Issuer;

"Trustee Acts" means both the Trustee Act 1925 and the Trustee Act 2000 of England and Wales;

"Underwriters" means, in relation to the US Notes issued by the Current Issuer, Barclays Capital, Inc., Citigroup Global Markets Limited, Deutsche Bank Securities Inc., HSBC Bank plc, J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Limited;

"US Notes" means, in relation to the Current Issuer, the Series 1 Notes;

"US Paying Agent" means Citibank N.A. acting through its New York office as paying agent in the United States of America;

"Variable Rate Ratio" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Variable Rate Spread" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement;

"Variable Rate Swap SVR" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement; and

"Weighted Average Fixed Rate" has the meaning given to it in the Current Issuer Basis Rate Swap Agreement.

2.      Interpretation and Construction

Any reference in this Issuer Master Definitions Schedule or any Transaction Document to:

        "agreed form" means, in relation to any document, the draft of that document the form of which has been agreed between the parties thereto (or if such document is delivered pursuant to another Transaction Document, between the parties to such Transaction Document) and initialled on their behalf for the purpose of identification;

        the "assets" of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

        "disposal" shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and "dispose" shall be construed accordingly;

        the "assignment" of any Mortgage Loan shall be construed, in relation to any Scottish Mortgage Loan and its Related Security, so as to include the transfer of the beneficial interest therein and/or the legal title thereto, and the terms "assign" and "assigned" shall in that context be construed accordingly;

        a "guarantee" means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

        "indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

        a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a business day, it shall end on the next business day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding business day, provided that, if a period starts on the last business day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last business day in that later month (and references to "months" shall be construed accordingly);

        "party" shall be construed as a party to a particular agreement, as the case may be;

        "subsidiary" means, (a) a subsidiary within the meaning of Section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of Section 258 of the Companies Act 1985;

        "VAT" means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

        a "wholly-owned subsidiary" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

        the "winding-up" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.1 "(GBP)", "sterling", "Sterling" or "pounds sterling" denotes the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland; "(euro)", "euro" or "Euro" denotes the lawful currency for the time being of the member states of the European Union that adopt the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, establishing the European Community as amended from time to time and as amended by, inter alia, the Treaty of European Union of 7th February, 1992; "$", "US$", "US dollars", "dollars" or "Dollars" denotes the lawful currency for the time being of the United States of America.

2.2 In this Issuer Master Definitions Schedule and in any of the Transaction Documents in which this Issuer Master Definitions
        Schedule is expressed to be incorporated or to which this Issuer Master Definitions Schedule is expressed to apply:

        (a) words denoting the singular number only shall include the plural number also and vice versa;

        (b) words denoting one gender only shall include the other genders;

        (c) words denoting persons only shall include firms and corporations and vice versa;

        (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

        (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

        (f) clause, paragraph and schedule headings are for ease of reference only;

        (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

        (h) unless stated otherwise reference to a time of day shall be construed as a reference to London (GMT) time; and

        (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

2.3 Save as provided otherwise, where any obligation in a Transaction Document is owed to more than one party that obligation is owed to each of them separately and may be enforced by any of them.

2.4 Where a term is used but not defined in this Issuer Master Definitions Schedule, that term shall have the meaning indicated in the Master Definitions Schedule.

3.      Governing Law

This Issuer Master Definitions Schedule is governed by, and shall be construed in accordance with, the laws of England.

                                  SCHEDULE 1

                            STANDARD DOCUMENTATION

                                [TO BE UPDATED]

                            Part 1 Documents Used in the Origination of any Mortgage Type

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
A          Mortgage Brochures
----------------------------------------------------------------------------------------------------------------
A1         Hard to beat - Mortgages - An Introduction      Dev 3  1.6.95     From 1 Jun 1995 to Apr 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A2         Hard to Beat - Keeping the Benefits Once Your   DEV 93            From 19 Jun 1995
           Mortgage Ends                                   19.06.1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A3         Mortgages - A guide to costs                    Dev 143 1.7.95    From 1 Jul 1995 to Jul 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A4         Mortgages - A guide to costs                    Dev 143  14.7.95  From 14 Jul 1995 to Sep 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A5         Mortgages - A guide to costs                    Dev 143  4.9.95   From 4 Sep 1995 to Nov 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A6         Mortgages - A guide to costs                    Dev 143 30.11.95  From 30 Nov 1995 to Dec 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A7         Mortgages - A guide to costs                    Dev 143 13.12.95  From 13 Dec 1995 to Mar 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A8         Mortgages - A guide to costs                    Dev 143 8.3.96    From 8 Mar 1996 to Jun 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A9         Mortgages - A guide to costs                    Dev 143 10.6.96   From 10 Jun 1996 to Feb 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A10        Hard to Beat - Keeping the Benefits Once Your   DEV 93            From 1 Sept 1996
           Mortgage Ends                                   01.9.1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A11        Mortgages - A guide to costs                    Dev 143 11.2.97   From 11 Feb 1997 to Mar 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A12        You and your mortgage - The Mortgage Code
           [Introductory leaflet]
----------------------------------------------------------------------------------------------------------------
A13        The Mortgage Code                               First Edition:    From Mar 1997
                                                           March 1997
----------------------------------------------------------------------------------------------------------------
A14        Mortgages - A guide to costs                    Dev 143 27.3.97   From 27 Mar 1997 to May 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A15        Hard to beat - Mortgages - An Introduction      Dev 3  10.4.97    From 10 Apr 1997 to Jul 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A16        Mortgages - A guide to costs                    Dev 143 6.5.97    From 6 May 1997 to Jul 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A17        Hard to beat - Mortgages - An Introduction      Dev 3  1.7.97     From 1 Jul 1997 to Oct 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
A18        Mortgages - A guide to costs - Hard to Beat     Dev 143 11.7.97   From 11 Jul 1997 to Oct 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------


                                       36

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
A19        Hard to beat - Mortgages - An Introduction      MAR 1  1.10.97    From 1 Oct 1997 to Dec 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A20        Mortgages - A guide to costs - Hard to Beat     MAR 2 1.10.97     From 1 Oct 1997 to Nov 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A21        Hard to Beat - Keeping the Benefits Once Your   MAR 9             From 1 Oct 1997
           Mortgage Ends                                   01.10.1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A22        Mortgages - A guide to costs - Hard to Beat     MAR 2 12.11.97    From 12 Nov 1997 to Feb 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A23        Hard to beat - Mortgages - An Introduction      MAR 1 15.12.97    From 15 Dec 1997 to Feb 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A24        Hard to beat - Mortgages - An Introduction      MAR 1  12.2.98    From 12 Feb 1998 to Oct 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A25        Mortgages - A guide to costs - Hard to Beat     MAR 2 12.2.98     From 12 Feb 1998 to Jun 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A26        Hard to Beat - Keeping the Benefits Once Your   MAR 9             From 12 Feb 1998
           Mortgage Ends                                   12.2.1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A27        The Mortgage Code                               Second Edition:   From Apr 1998
                                                           April 1998
----------------------------------------------------------------------------------------------------------------
A28        Mortgages - A guide to costs - Hard to Beat     MAR 2/8267        From 17 Jun 1998 to Oct 1998
           Northern Rock plc                               17.6.98
----------------------------------------------------------------------------------------------------------------
A29        Hard to Beat - Keeping the Benefits Once Your   MAR 9/8375        From 1 Aug 1998
           Mortgage Ends                                   01.8.1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A30        Mortgages - A guide to costs - Hard to Beat     MAR 2/8528        From 8 Oct 1998 to Nov 1998
           Northern Rock plc                               8.10.98
----------------------------------------------------------------------------------------------------------------
A31        Hard to beat - Mortgages - An Introduction      MAR 1 23.10.98    From 23 Oct 1998 to Feb 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A32        Mortgages - A guide to costs - Hard to Beat     MAR 2/8600        From 5 Nov 1998 to Jan 1999
           Northern Rock plc                               5.11.98
----------------------------------------------------------------------------------------------------------------
A33        Mortgages - A guide to costs - Hard to Beat     MAR 2/8729 7.1.99 From 7 Jan 1999 to Feb 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A34        Mortgages - A guide to costs - Hard to Beat     MAR 2/8789 4.2.99 From 4 Feb 1999 to Apr 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A35        Mortgages - An Introduction                     MAR 1  25.2.99    From 25 Feb 1999 to Jun 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A36        Mortgages - A guide to costs - Hard to Beat     MAR 2/8923        From 13 Apr 1999 to Jun 1999
           Northern Rock plc                               13.4.99
----------------------------------------------------------------------------------------------------------------
A37        Mortgages - the details                         MAR 23/8958       From 16 Jun 1999 to Jan 2000
           Northern Rock plc                               16.6.99
----------------------------------------------------------------------------------------------------------------
A38        Mortgages - the costs                           MAR 244/8958      From 16 Jun 1999 to Jun 1999
           Northern Rock plc                               16.6.99
----------------------------------------------------------------------------------------------------------------
A39        Mortgages - the costs                           MAR 244/9115      From 28 Jun 1999 to Nov 1999
           Northern Rock plc                               28.6.99
----------------------------------------------------------------------------------------------------------------
A40        Mortgages - the costs                           MAR 244/9489      From 9 Nov 1999 to Jan 2000
           Northern Rock plc                               9.11.99
----------------------------------------------------------------------------------------------------------------
A41        Mortgages - the details                         MAR 235/9611      From 4 Jan 2000 to May 2000
           Northern Rock plc                               4.1.2000
----------------------------------------------------------------------------------------------------------------


                                       37

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
A42        Mortgages - the costs                           MAR 244/9679      From 17 Jan 2000 to Mar 2000
           Northern Rock plc                               17.1.2000
----------------------------------------------------------------------------------------------------------------
A43        Be straight with me - Mortgage costs in black   MAR 244/9815      From 4 Mar 2000 to Apr 2000
           and white                                       4.3.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A44        Safe & Sure - Keeping the Benefits Once Your    MAR 9/9895        From 14 Mar 2000
           Mortgage Ends                                   14.3.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A45        Be straight with me - Mortgage costs in black   MAR 244/10029     From 27 Apr 2000 to Jan 2001
           and white                                       27.4.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A46        Give me the facts - Mortgage details explained  MAR 235/9666 and  From 1 May 2000 to Oct 2000
           Northern Rock plc                               5.2000
----------------------------------------------------------------------------------------------------------------
A47        Give me a choice - Mortgage deals to suit       MAR 236/10198     From 28 Jun 2000 to Aug 2000
           everyone                                        and 28.6.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A48        Give me a choice - Mortgage deals to suit       MAR 236/10332     From 4 Aug 2000
           everyone                                        4.8.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A49        Give me the facts - Mortgage details explained  MAR 235/10554     From Oct 2000 to Jan 2001
           Northern Rock plc                               and 10.2000
----------------------------------------------------------------------------------------------------------------
A50        Give me the facts                               MAR 235/10899     From 10 Jan 2001 to Sep 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A51        Be straight with me - Mortgage costs in black   MAR 244/10868     From 10 Jan 2001 to Feb 2001
           and white                                       10.1.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A52        Be straight with me - Mortgage costs in black   MAR 244/10998     From 8 Feb 2001 to Apr 2001
           and white                                       8.2.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A53        Be straight with me - Mortgage costs in black   MAR 244/11170     From 5 Apr 2001 to May 2001
           and white                                       5.4.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A54        Be straight with me - Mortgage costs in black   MAR 244/11281     From 10 May 2001 to Aug 2001
           and white                                       10.5.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A55        Be straight with me - Mortgage costs in black   MAR 244/11592     From 2 Aug 2001 to Sep 2001
           and white                                       2.8.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A56        Give me the facts                               MAR 235/11679     From 3 Sep 2001
           Northern Rock plc                               3.9.2001
----------------------------------------------------------------------------------------------------------------
A57        Be straight with me - Mortgage costs in black   MAR 244/11592     From 3 Sep 2001 to Sep 2001
           and white                                       3.9.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A58        Be straight with me - Mortgage costs in black   MAR 244/11807     From 19 Sep 2001 to Oct 2001
           and white                                       19.9.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A59        Be straight with me - Mortgage costs in black   MAR 244/11855     From 4 Oct 2001 to Nov 2001
           and white                                       4.10.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------


                                       38

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
A60        Be straight with me - Mortgage costs in black   MAR 244/11973     From 8 Nov 2001
           and white                                       8.11.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A61        Safe & Sure - Keeping the Benefits Once Your    MAR 9/12119       From 12 Dec 2001
           Mortgage Ends                                   12.12.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A62        Give me the facts                               MAR 235/12189     From 9 Jan 2002
           Northern Rock plc                               9.1.2002
----------------------------------------------------------------------------------------------------------------
A63        All you need to know about mortgages            MAR 235/12275     From 21 Jan 2002
           Northern Rock plc                               21.1.2002
----------------------------------------------------------------------------------------------------------------
A64        Be straight with me - Mortgage costs in black   MAR 244/12486     From 1 Apr 2002
           and white                                       1.4.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A65        All you need to know about mortgages            MAR 235/12537     From 9 May 2002
           Northern Rock plc                               9.5.2002
----------------------------------------------------------------------------------------------------------------
A66        Be straight with me - Mortgage costs in black   MAR 244/12539     From 9 May 2002
           and white                                       9.5.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A67        Be straight with me - Mortgage costs in black   MAR 244/12859     From 26 Jul 2002
           and white                                       26.7.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A68        All you need to know about mortgages            MAR 235/13039     From 10 Oct 2002
           Northern Rock plc                               10.10.2002
----------------------------------------------------------------------------------------------------------------
A69        I want a shorter mortgage, and I want           MAR 617/13070     From 10 Oct 2002
           guarantees - Mortgages Guaranteed Repayment     10.10.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A70        Be straight with me - Mortgage costs in black   MAR 244/12123     From 10 Oct 2002
           and white                                       10.10.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A71        Hard to Beat - Keeping the Benefits Once Your   MAR 9             From 1 Oct 1997
           Mortgage Ends                                   01.10.1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
A72        Mortgage costs in black and white               MAR 244/13280     From 6 Jan 2003
           Northern Rock plc                               06.01.2003
----------------------------------------------------------------------------------------------------------------
A73        All you need to know about Mortgages            MAR 235/13279     From 9 Jan 2003
           Northern Rock plc                               09.01.2003
----------------------------------------------------------------------------------------------------------------
A74        I want a shorter mortgage, and guarantee        MAR 617/13371     From 10 Jan 2003
----------------------------------------------------------------------------------------------------------------
A75        Mortgage costs in black and white               MAR 244/13437     From 27 Jan 2003
           Northern Rock plc                               27.01.2003
----------------------------------------------------------------------------------------------------------------
A76        Mortgage costs in black and white               MAR 244/13501     From 8 Feb 2003
           Northern Rock plc                               08.02.2003
----------------------------------------------------------------------------------------------------------------
A77        Mortgages - safe and sure - keep the benefits   MAR 9/12337       Valid until further notice
           once your mortgage is paid off                  1.3.2003          1.2.2003
----------------------------------------------------------------------------------------------------------------
A78        Mortgage Deals to Suit Everyone - Update 18     MAR 236           Valid until further notice -
           June 2003                                       18.6.2003         18.6.2003
----------------------------------------------------------------------------------------------------------------
A79        I want a Shorter Mortgage, and I want           MAR 617/13538     Valid until further notice -
           Guarantees                                      18.6.2003         18.6.2003
----------------------------------------------------------------------------------------------------------------
A80        What's it going to Cost?                        MAR 302           Valid until further notice -
                                                           18.6.2003         18.6.2003
----------------------------------------------------------------------------------------------------------------


                                       39

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
A81        I want to Buy to Let                            MAR 466/13927     Valid until further notice -
                                                           18.6.2003         18.6.2003
----------------------------------------------------------------------------------------------------------------
A82        Intermediaries - Mortgage Product Update -      MAR 035           Valid until further notice -
           No. 6                                           18.6.2003         18.6.2003
----------------------------------------------------------------------------------------------------------------
A83        Mortgage Costs in Black and White               MAR 244/14005     Valid until further notice -
                                                           14.7.2003         14.7.2003
----------------------------------------------------------------------------------------------------------------
A84        Mortgage Deals to Suit Everyone - Update 14     MAR 236           Valid until further notice -
           July 2003                                       14.7.2003         14.7.2003
----------------------------------------------------------------------------------------------------------------
A85        I want a Shorter Mortgage, and I want           MAR 617/14008     Valid until further notice -
           Guarantees                                      14.7.2003         14.7.2003
----------------------------------------------------------------------------------------------------------------
A86        I want to Buy to Let                            MAR 466/14007     Valid until further notice -
                                                           14.7.2003         14.7.2003
----------------------------------------------------------------------------------------------------------------
A87        What's it going to Cost?                        MAR 302           Valid until further notice -
                                                           14.7.2003         14.7.2003
----------------------------------------------------------------------------------------------------------------
A88        Intermediaries - Mortgage Product Update -      MAR 035/14031     Valid until further notice -
           No. 7                                           14.7.2003         14.7.2003
----------------------------------------------------------------------------------------------------------------
A89        Mortgage Costs in Black and White               MAR 244/14055     Valid until further notice -
                                                           25.7.2003         25.7.2003
----------------------------------------------------------------------------------------------------------------
A90        Mortgage Deals to Suit Everyone - Update 25     MAR 236           Valid until further notice -
           July 2003                                       25.7.2003         25.7.2003
----------------------------------------------------------------------------------------------------------------
A91        I want to Buy to Let                            MAR 466/14056     Valid until further notice -
                                                           25.7.2003         25.7.2003
----------------------------------------------------------------------------------------------------------------
A92        What's it going to Cost?                        MAR 302           Valid until further notice -
                                                           25.7.2003         25.7.2003
----------------------------------------------------------------------------------------------------------------
A93        Intermediaries - Mortgage Product Update -      MAR 035/14031     Valid until further notice -
           No. 8                                           25.7.2003         25.7.2003
----------------------------------------------------------------------------------------------------------------
A94        Mortgage Deals to Suit Everyone - Update 8      MAR 236           Valid until further notice -
           August 2003                                     8.8.2003          8.8.2003
----------------------------------------------------------------------------------------------------------------
A95        I want to Buy to Let                            MAR 466/14133     Valid until further notice -
                                                           8.8.2003          8.8.2003
----------------------------------------------------------------------------------------------------------------
A96        What's it going to Cost?                        MAR 302           Valid until further notice -
                                                           8.8.2003          8.8.2003
----------------------------------------------------------------------------------------------------------------
A97        Intermediaries - Mortgage Product Update -      MAR 035/14104     Valid until further notice -
           No. 9                                           8.8.2003          8.8.2003
----------------------------------------------------------------------------------------------------------------
A98        All you need to know about mortgages            MAR 235/13729     Valid until further notice -
                                                           1.5.2003          1.5.2003
----------------------------------------------------------------------------------------------------------------
A99        Intermediaries - Mortgage Product Update No.    MAR 035/14201     Valid 9.9.2003
----------------------------------------------------------------------------------------------------------------
A100       Mortgage Deals to Suit Everyone - Update 9th    MAR 236           Valid until further notice
           September 2003                                                    9.9.2003
----------------------------------------------------------------------------------------------------------------
A101       Intermediaries - Mortgage Product Update No. 11 MAR 035/14374     Valid 14.10.2003
----------------------------------------------------------------------------------------------------------------
A102       Mortgage Deals to Suite Everyone - Update 14th  MAR 236           Valid until further notice
           October 2003                                                      14.10.2003
----------------------------------------------------------------------------------------------------------------
A103       Mortgage Costs in Black and White               MAR 244/14379     Valid until further notice -
                                                                             14.10.2003
----------------------------------------------------------------------------------------------------------------
B          Mortgage Summary Information - Borrowers                          (i.e. given to Borrowers dealing
                                                                             directly with Northern Rock)
----------------------------------------------------------------------------------------------------------------
B1         Update 18th September 2000                      MAR 236 18.9.2000 From 18 Sept 2000
----------------------------------------------------------------------------------------------------------------


                                       40

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
B2         Update 2nd October 2000                         MAR 236 2.10.2000 From 02 Oct 2000
----------------------------------------------------------------------------------------------------------------
B3         Update 22nd November 2000                       MAR 236           From 22 Nov 2000
                                                           22.11.2000
----------------------------------------------------------------------------------------------------------------
B4         Update 10th January 2001                        MAR 236 10.1.2001 From 10 Jan 2001
----------------------------------------------------------------------------------------------------------------
B5         Update 1st February 2001                        MAR 236 1.2.2001  From 01 Feb 2001
----------------------------------------------------------------------------------------------------------------
B6         Update 12th February 2001                       MAR 236 12.2.2001 From 12 Feb 2001
----------------------------------------------------------------------------------------------------------------
B7         Update 22nd February 2001                       MAR 236 22.2.2001 From 22 Feb 2001
----------------------------------------------------------------------------------------------------------------
B8         Update 6th April 2001                           MAR 236 6.4.2001  From 06 Apr 2001
----------------------------------------------------------------------------------------------------------------
B9         Update 10th May 2001                            MAR 236 10.5.2001 From 10 May 2001
----------------------------------------------------------------------------------------------------------------
B10        Update 22nd June 2001                           MAR 236 22.6.2001 From 22 June 2001
----------------------------------------------------------------------------------------------------------------
B11        Update 2nd August 2001                          MAR 236 2.8.2001  From 02 Aug 2001
----------------------------------------------------------------------------------------------------------------
B12        Update 3rd September 2001                       MAR 236 3.9.2001  From 03 Sept 2001
----------------------------------------------------------------------------------------------------------------
B13        Update 19th September 2001                      MAR 236 19.9.2001 From 19 Sept 2001
----------------------------------------------------------------------------------------------------------------
B14        Update 4th October 2001                         MAR 236 4.10.2001 From 04 Oct 2001
----------------------------------------------------------------------------------------------------------------
B15        Update 5th December 2001                        MAR 236 5.12.2001 From 05 Dec 2001
----------------------------------------------------------------------------------------------------------------
B16        Update 7th January 2002                         MAR 236 7.1.2002  From 07 Jan 2002
----------------------------------------------------------------------------------------------------------------
B17        Update 15th January 2002                        MAR 236 15.1.2002 From 15 Jan 2002
----------------------------------------------------------------------------------------------------------------
B18        Update 25th January 2002                        MAR 236 25.1.2002 From 25 Jan 2002
----------------------------------------------------------------------------------------------------------------
B19        Update 9th February 2002                        MAR 236 09.2.2002 From 9 Feb 2002
----------------------------------------------------------------------------------------------------------------
B20        Update 20th March 2002                          MAR 236 20.3.2002 From 20 Mar 2002
----------------------------------------------------------------------------------------------------------------
B21        Update 10th May 2002                            MAR 236 10.5.2002 From 10 May 2002
----------------------------------------------------------------------------------------------------------------
B22        Update 26th July 2002                           MAR 236 26.7.2002 From 26 Jul 2002
----------------------------------------------------------------------------------------------------------------
B23        Update 7th August 2002                          MAR 236 07.8.2002 From 7 Aug 2002
----------------------------------------------------------------------------------------------------------------
B24        Update 30th August 2002                         MAR 236 30.8.2002 From 30 Aug 2002
----------------------------------------------------------------------------------------------------------------
B25        Update 21st October 2002                        MAR 236           From 21 Oct 2002
                                                           21.10.2002
----------------------------------------------------------------------------------------------------------------


                                       41

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
B26        Update 8th November 2002                        MAR 236           From 8 Nov 2002
                                                           08.11.2002
----------------------------------------------------------------------------------------------------------------
B27        Update 27th November 2002                       MAR 236           From 27 Nov 2002
                                                           27.11.2002
----------------------------------------------------------------------------------------------------------------
B28        Update 10th Jan 2003                            MAR 236           From 10 Jun 2003
                                                           10.01.2003
----------------------------------------------------------------------------------------------------------------
B29        Update 8th Feb 2003                             MAR 236           From 8 Feb 2003
                                                           08.02.2003
----------------------------------------------------------------------------------------------------------------
B30        Mortgages for Landlords - Update 9th September  MAR 466/14234     Valid until further notice
           2003                                                              09 Sep 2003
----------------------------------------------------------------------------------------------------------------
B31        Mortgages for Landlords - Update 14th October   MAR 466/14380     Valid until further notice
           2003                                                              14 Oct 2003
----------------------------------------------------------------------------------------------------------------
C          Mortgage Summary Information - Brokers                            (i.e. given to Borrowers dealing
                                                                             directly with Northern Rock)
----------------------------------------------------------------------------------------------------------------
C1         Mortgage Update                                                   Regular editions from 17 Nov 1994
                                                                             onwards
----------------------------------------------------------------------------------------------------------------
C2         Mortgage Update 9th December 1994               Dev 291           From 09 Dec 1994
----------------------------------------------------------------------------------------------------------------
C3         Mortgage Update 19th December 1994              Dev 291           From 19 Dec 1994
----------------------------------------------------------------------------------------------------------------
C4         Mortgage Update 11th January 1995               Dev 291           From 11 Jan 1995
----------------------------------------------------------------------------------------------------------------
C5         Mortgage Update 1st February 1995               Dev 291           From 01 Feb 1995
----------------------------------------------------------------------------------------------------------------
C6         Mortgage Update 24th March 1995                 Dev 291           From 24 Mar 1995
----------------------------------------------------------------------------------------------------------------
C7         Mortgage Update 18th April 1995                 Dev 291           From 18 April 1995
----------------------------------------------------------------------------------------------------------------
C8         Mortgage Update 17th May 1995                   Dev 291           From 17 May 1995
----------------------------------------------------------------------------------------------------------------
C9         Mortgage Update 5th June 1995                   Dev 291           From 05 Jun 1995
----------------------------------------------------------------------------------------------------------------
C10        Mortgage Update 19th June 1995                  Dev 291           From 19 Jun 1995
----------------------------------------------------------------------------------------------------------------
C11        Mortgage Update 17th July 1995                  Dev 291           From 17 Jul 1995
----------------------------------------------------------------------------------------------------------------
C12        Mortgage Update 1st September 1995              Dev 291           From 01 Sep 1995
----------------------------------------------------------------------------------------------------------------
C13        Mortgage Update 4th September 1995              Dev 291           From 04 Sep 1995
----------------------------------------------------------------------------------------------------------------
C14        Mortgage Update 16th October 1995               Dev 291           From 16 Oct 1995
----------------------------------------------------------------------------------------------------------------
C15        Mortgage Update 30th November 1995              Dev 291           From 30 Nov 1995
----------------------------------------------------------------------------------------------------------------
C16        Mortgage Update 13th December 1995              Dev 291           From 13 Dec 1995
----------------------------------------------------------------------------------------------------------------
C17        Mortgage Update 3rd January 1996                Dev 291           From 03 Jan 1996
----------------------------------------------------------------------------------------------------------------
C18        Mortgage Update 18th January 1996               Dev 291           From 18 Jan 1996
----------------------------------------------------------------------------------------------------------------
C19        Mortgage Update 25th January 1996               Dev 291           From 25 Jan 1996
----------------------------------------------------------------------------------------------------------------
C20        Mortgage Update 12th March 1996                 Dev 291           From 12 Mar 1996
----------------------------------------------------------------------------------------------------------------
C21        Mortgage Update 22nd April 1996                 Dev 291           From 22 Apr 1996
----------------------------------------------------------------------------------------------------------------
C22        Mortgage Update 10th June 1996                  Dev 291           From 10 Jun 1996
----------------------------------------------------------------------------------------------------------------
C23        Mortgage Update 2nd September 1996              Dev 291           From 02 Sep 1996
----------------------------------------------------------------------------------------------------------------
C24        Mortgage Update 21st October 1996               Dev 291           From 21 Oct 1996
----------------------------------------------------------------------------------------------------------------
C25        Mortgage Update 11th November 1996              Dev 291           From 11 Nov 1996
----------------------------------------------------------------------------------------------------------------
C26        Mortgage Update 3rd January 1997                Dev 291           From 03 Jan 1997
----------------------------------------------------------------------------------------------------------------
C27        Mortgage Update 11th February 1997              Dev 291           From 11 Feb 1997
----------------------------------------------------------------------------------------------------------------


                                       42

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
C28        Guide to Mortgages                              Dev 434           From 04 Apr 1997
----------------------------------------------------------------------------------------------------------------
C29        Mortgage Update                                 Dev 435           From 04 Apr 1997
----------------------------------------------------------------------------------------------------------------
C30        Mortgage Update 28.5.97                         Dev 435           From 28 May 1997
----------------------------------------------------------------------------------------------------------------
C31        Mortgage Update 9.6.97                          Dev 435           From 09 Jun 1997
----------------------------------------------------------------------------------------------------------------
C32        Mortgage Update 25.6.97                         Dev 435           From 25 Jun 1997
----------------------------------------------------------------------------------------------------------------
C33        Mortgage Update 11.8.97                         Dev 435           From 11 Aug 1997
----------------------------------------------------------------------------------------------------------------
C34        Mortgage Update 3.9.97                          Dev 435           From 03 Sep 1997
----------------------------------------------------------------------------------------------------------------
C35        Mortgage Update 17.9.97                         Dev 435           From 17 Sep 1997
----------------------------------------------------------------------------------------------------------------
C36        Mortgage Update - Issue No 1                    MAR 35            From 03 Nov 1997
----------------------------------------------------------------------------------------------------------------
C37        Mortgage Update - Issue No 2                    MAR 35            From 12 Nov 1997
----------------------------------------------------------------------------------------------------------------
C38        Mortgage Update - Issue No 3                    MAR 35            From 16 Dec 1997
----------------------------------------------------------------------------------------------------------------
C39        Mortgage Update - Issue No 5                    MAR 35            From 29 Jan 1998
----------------------------------------------------------------------------------------------------------------
C40        Mortgage Update - Issue No 6                    MAR 35            From 12 Feb 1998
----------------------------------------------------------------------------------------------------------------
C41        Mortgage Update - Issue No 7                    MAR 35            From 01 Apr 1998
----------------------------------------------------------------------------------------------------------------
C42        Mortgage Update - Issue No 8                    MAR 35            From 06 May 1998
----------------------------------------------------------------------------------------------------------------
C43        Mortgage Update - Issue No 9                    MAR 35            From 17 Jun 1998
----------------------------------------------------------------------------------------------------------------
C44        Mortgage Update - Issue No 9                    MAR 35            From 01 Jul 1998
----------------------------------------------------------------------------------------------------------------
C45        Mortgage Update - Issue No 10                   MAR 35            From 08 Aug 1998
----------------------------------------------------------------------------------------------------------------
C46        Mortgage Update - Issue No 11                   MAR 35            From 19 Sep 1998
----------------------------------------------------------------------------------------------------------------
C47        Mortgage Update - Issue No 12                   MAR 35            From 08 Oct 1998
----------------------------------------------------------------------------------------------------------------
C48        Mortgage Update - Issue No 13                   MAR 35            From 05 Nov 1998
----------------------------------------------------------------------------------------------------------------
C49        Mortgage Update - Issue No 14                   MAR 35            From 07 Dec 1998
----------------------------------------------------------------------------------------------------------------
C50        Mortgage Update - Issue No 15                   MAR 35            From 22 Jan 1999
----------------------------------------------------------------------------------------------------------------
C51        Mortgage Update - Issue No 16                   MAR 35            From 04 Feb 1999
----------------------------------------------------------------------------------------------------------------
C52        Mortgage Update - Issue No 17                   MAR 35            From 06 Mar 1999
----------------------------------------------------------------------------------------------------------------
C53        Mortgage Update - Issue No 18                   MAR 35            From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
C54        Mortgage Update - Issue No 19                   MAR 35            From 16 Jun 1999
----------------------------------------------------------------------------------------------------------------
C55        Mortgage Update - Issue No 20                   MAR 35            From 28 Jul 1999
----------------------------------------------------------------------------------------------------------------
C56        Mortgage Update - Issue No 21                   MAR 35            From 26 Aug 1999
----------------------------------------------------------------------------------------------------------------
C57        Together Flexible - Total Flexibility in One
           Loan
----------------------------------------------------------------------------------------------------------------
C58        Mortgage Update - Issue No 22                   MAR 35            From 09 Sep 1999
----------------------------------------------------------------------------------------------------------------
C59        Mortgage Update - Issue No 23                   MAR 35            From 29 Sep 1999
----------------------------------------------------------------------------------------------------------------
C60        Mortgage Update - Issue No 24                   MAR 35            From 09 Nov 1999
----------------------------------------------------------------------------------------------------------------
C61        Mortgage Update - Issue No 25                   MAR 35            From 01 Dec 1999
----------------------------------------------------------------------------------------------------------------
C62        Mortgage Update - Issue No 26                   MAR 35            From 04 Jan 2000
----------------------------------------------------------------------------------------------------------------
C63        Mortgage Update - Issue No 27                   MAR 35            From 17 Jan 2000
----------------------------------------------------------------------------------------------------------------
C64        Mortgage Update - Issue No 28                   MAR 35            From 10 Mar 2000
----------------------------------------------------------------------------------------------------------------
C65        Mortgage Update - Issue No 29                   MAR 35            From 27 Apr 2000
----------------------------------------------------------------------------------------------------------------
C66        Mortgage Update - Issue No 30                   MAR 35            From 07 Jun 2000
----------------------------------------------------------------------------------------------------------------
C67        Mortgage Update - Issue No 31                   MAR 35            From 28 Jun 2000
----------------------------------------------------------------------------------------------------------------
C68        Mortgage Update - Issue No 32                   MAR 35            From 04 Aug 2000
----------------------------------------------------------------------------------------------------------------
C69        Mortgage Update - Issue No 33                                     From 18 Sep 2000
----------------------------------------------------------------------------------------------------------------


                                       43

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
C70        Mortgage Update - Issue No 34                                     From 02 Oct 2000
----------------------------------------------------------------------------------------------------------------
C71        Mortgage Update - Issue No 47                   MAR035            From 08 Nov 2001
----------------------------------------------------------------------------------------------------------------
C72        Mortgage Update - Issue No 48                   MAR035            From 05 Dec 2001
----------------------------------------------------------------------------------------------------------------
C73        Mortgage Update - Issue No 49                   MAR035            From 07 Jan 2002
----------------------------------------------------------------------------------------------------------------
C74        Mortgage Update - Issue No 49                   MAR035            From 16 Jan 2002
----------------------------------------------------------------------------------------------------------------
C75        Mortgage Update - Insert to be used in          MAR035            From 16 Jan 2002
           conjunction with Issue No 49
----------------------------------------------------------------------------------------------------------------
C76        Mortgage Update - Insert to be used in          MAR035            From 16 Jan 2002
           conjunction with Issue No 49
----------------------------------------------------------------------------------------------------------------
C77        Mortgage Update - Issue No 50                   MAR035            From 23 Mar 2002
----------------------------------------------------------------------------------------------------------------
C78        Mortgage Update - Issue No 51                   MAR035            From 10 May 2002
----------------------------------------------------------------------------------------------------------------
C79        Mortgage Update - dated 10 May 2002
----------------------------------------------------------------------------------------------------------------
C80        Mortgage Update - Issue No 52                   MAR035            From 26 Jul 2002
----------------------------------------------------------------------------------------------------------------
C81        Mortgage Update - Issue No 53                   MAR035            From 7 Aug 2002
----------------------------------------------------------------------------------------------------------------
C82        Mortgage Update - Issue No 54                   MAR035            From 30 Aug 2002
----------------------------------------------------------------------------------------------------------------
C83        Mortgage Update - Issue No 55                   MAR035            From 4 Sep 2002
----------------------------------------------------------------------------------------------------------------
C84        Mortgage Update - Issue No 56                   MAR035            From 8 Oct 2002
----------------------------------------------------------------------------------------------------------------
C85        Mortgage Update - Issue No 57                   MAR035            From 21 Oct 2002
----------------------------------------------------------------------------------------------------------------
C86        Mortgage Update - Issue No 58                   MAR035            From 8 Nov 2002
----------------------------------------------------------------------------------------------------------------
C87        Mortgage Update - Issue No 59                   MAR035            From 27 Nov 2002
----------------------------------------------------------------------------------------------------------------
C88        Intermediaries - Mortgage Product Update -      MAR035            From 10 Jun 2003
           Issue No 1
----------------------------------------------------------------------------------------------------------------
C89        Intermediaries - Mortgage Product Update -      MAR035            From 8 Mar 2003
           Issue No 2
----------------------------------------------------------------------------------------------------------------
D          Mortgage Advice - Borrowers                                       (i.e. given to Borrowers dealing
                                                                             directly with Northern Rock)
----------------------------------------------------------------------------------------------------------------
D1         Mortgage Product Advice and Recommendation      Valid September   From Sep 2000
                                                           2000
----------------------------------------------------------------------------------------------------------------
E          Offers of Advance
----------------------------------------------------------------------------------------------------------------
E1         Offer of Advance                                ADV6F/0396        From Mar 1996
           (with General Conditions on reverse)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
E2         Offer of Advance                                ADV6B/0300        From Mar 2000
           (with General Conditions on reverse)                              In triplicate - white, blue and
           Northern Rock plc                                                 green copies.
----------------------------------------------------------------------------------------------------------------
E3         Revised Offer of Loan [Northern Rock copy]                        From July 2001 - used in
           Northern Rock plc                                                 conjunction with General
                                                                             Conditions introduced
                                                                             on same date - Most of
                                                                             the content of the document
                                                                             is variable and is specific to
                                                                             individual customers/mortgage
                                                                             products
----------------------------------------------------------------------------------------------------------------
F          General Conditions (used on reverse of Offer of
           Advance)
----------------------------------------------------------------------------------------------------------------
F1         General Conditions                              [ADV6/1094]       From Oct 1994 to Jun 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------


                                       44

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
F2         General Conditions                              ADV6/0695         From Jun 1995 to Jul 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
F3         General Conditions                              ADV6/0795         From Jul 1995 to Jan 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
F4         General Conditions                              ADV6/0196         From Jan 1996 to Dec 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
F5         General Conditions                              ADV6/1296         From Dec 1996 to ?
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
F6         General Conditions                              ADV6B/1296        From Dec 1996 to Oct 1997
           Northern Rock Building Society                                    [Offer of Advance ADV6F/0396 on
                                                                             the reverse]
----------------------------------------------------------------------------------------------------------------
F7         General Conditions                              ADV6B/1097        From Oct 1997 to Dec 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F8         General Conditions                              ADV6B/1297        From Dec 1997 to Jan 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F9         General Conditions                              ADV6B/0198        From Jan 1998 to Jun 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F10        General Conditions                              ADV6B/0698        From Jun1998 to Jan 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F11        General Conditions                              ADV6B/0199        From Jan 1999 to Sep 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F12        General Conditions                              ADV6B/0999        From Sep 1999 to Mar 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F13        General Conditions                              ADV6B/0300        From Mar 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F14        Terms and Conditions - Applicant Copy           OBA1/0900 on      From Sep 2000
           Northern Rock plc                               cover
                                                           OBA2/0900 on
                                                           reverse
----------------------------------------------------------------------------------------------------------------
F15        Terms and Conditions - Solicitor Copy           OBS1/0900 on      From Sep 2000
           Northern Rock plc                               cover
                                                           OBS2/0900 on
                                                           reverse
----------------------------------------------------------------------------------------------------------------
F16        Terms and Conditions - Applicant Copy           OBA1/0101 on      From Jan 2001
           Northern Rock plc                               cover
                                                           OBA2/0101 on
                                                           reverse
----------------------------------------------------------------------------------------------------------------
F17        Terms and Conditions - Solicitor Copy           OBA1/0101 on      From Jan 2001
           Northern Rock plc                               cover
                                                           OBA2/0101 on
                                                           reverse
----------------------------------------------------------------------------------------------------------------
F18        General Conditions                              ADV282/ July 2001 From July 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F19        Product Transfer - General Conditions           SB/T&C/FLEX/05/02 From May 2002
           (Flexible)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
F20        General Conditions [English and Scottish]       ADV6/0695         Jun 1995
----------------------------------------------------------------------------------------------------------------
F21        General Conditions [English and Scottish]       ADV6/0795         Jul 1995
----------------------------------------------------------------------------------------------------------------
F22        General Conditions [English and Scottish]       ADV6/0196         Jan 1996
----------------------------------------------------------------------------------------------------------------
F23        General Conditions [English and Scottish]       ADV6/1296         Dec 1996
----------------------------------------------------------------------------------------------------------------


                                       45

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
F24        General Conditions [English and Scottish]       ADV6/1097         Oct 1997
----------------------------------------------------------------------------------------------------------------
F25        General Conditions [English and Scottish]       ADVB6/1297        Dec 1997
----------------------------------------------------------------------------------------------------------------
F26        General Conditions [English and Scottish]       ADV6B/1297        Dec 1997
----------------------------------------------------------------------------------------------------------------
F27        General Conditions [English and Scottish]       ADV6B/0198        Jan 1998
----------------------------------------------------------------------------------------------------------------
F28        General Conditions [English and Scottish]       ADV6B/0698        Jun 1996
----------------------------------------------------------------------------------------------------------------
F29        General Conditions [English and Scottish]       ADV6B/0199        Jan 1999
----------------------------------------------------------------------------------------------------------------
F30        General Conditions [English and Scottish]       ADV6/0699         Jun 1999
----------------------------------------------------------------------------------------------------------------
F31        General Conditions [English and Scottish]       ADV6/0300         Mar 2000
----------------------------------------------------------------------------------------------------------------
F32        Terms and Conditions [English and Scottish]     OBA1/0900         Sep 2000
----------------------------------------------------------------------------------------------------------------
F33        Terms and Conditions [English and Scottish]     OBA1/0900         Sep 2000
----------------------------------------------------------------------------------------------------------------
F34        Terms and Conditions [English and Scottish]     OBA1/0101         Jan 2001
----------------------------------------------------------------------------------------------------------------
G          Mortgage Conditions/Building Society Rules
----------------------------------------------------------------------------------------------------------------
G1         Rules of Northern Rock Building Society         GEN 128/1.94      From 28 Apr 1992
----------------------------------------------------------------------------------------------------------------
G2         Mortgage Conditions 1995                        ADV72 06/95       From Jun 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
G3         Mortgage Conditions 1997                        ADV 72 08/97      From Aug 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
G4         Mortgage Conditions 2001                        ADV 276 07/2001   From Oct 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
G5         Mortgage Offer General Conditions [English and  ADV282/00701      Jul 2001
           Scottish]
----------------------------------------------------------------------------------------------------------------
H          Occupiers Undertakings
----------------------------------------------------------------------------------------------------------------
H1         Agreement and Undertaking                       scjh0404/stand    ?
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
H2         Agreement and Undertaking                       (LIF)LIFE30       From Aug 1997
           Northern Rock
----------------------------------------------------------------------------------------------------------------
H3         Agreement and Undertaking                       st/peps           From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
H4         Agreement and Undertaking                       JAGO3/0500        From May 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
H5         Agreement and Undertaking                       UNDERTAKE June    From June 2000
           Northern Rock plc                               2000
----------------------------------------------------------------------------------------------------------------
I          Miscellaneous Mortgage Documentation
----------------------------------------------------------------------------------------------------------------
I1         Mortgage of Life Policy                         SEC 16 /02.94     From Feb 1994
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
I2         Mortgage of Life Policy                         SEC 16 /06.95     From Jun 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
I3         Valuations and Surveys - hard to beat           DEV 125           From 19 Jun 1995
           Northern Rock Building Society                  19.6.1995
----------------------------------------------------------------------------------------------------------------
I4         Valuations and Surveys - hard to beat           DEV 125           From 14 Aug 1995
           Northern Rock Building Society                  14.8.1995
----------------------------------------------------------------------------------------------------------------
I5         Guarantors Confirmation (Existing Borrowers)    ADV 266.7/97      From Jul 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
I6         Mortgage of Life Policy                         SEC 16T /10.97    From Oct 1997
           Northern Rock Building Society/Northern Rock
           plc
----------------------------------------------------------------------------------------------------------------


                                       46

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
I7         Mortgage of Life Policy                         SEC 16 /10.97     From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I8         Guarantors Confirmation (Existing Borrowers)    ADV 266.10/97     From Oct 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
I9         Guarantors Confirmation                         ADV 265.10/97     From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I9(a)      Guarantors Confirmation                         ADV 265.06/00     From Jun 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I10        Application for Transfer of Ownership of a      MA 31/10.97       From Oct 1997
           Mortgaged Property
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I11        Notice of Assignment of Life Policy             ADV 29 /11.99     From Nov 1999
----------------------------------------------------------------------------------------------------------------
I12        Individual Savers Account (ISA) Policy          JAGO2/0500        From May 2000
           Arrangements form
----------------------------------------------------------------------------------------------------------------
I13        Application for Transfer of Ownership of a      MA 31/Feb.01      From Feb 2001
           Mortgaged Property
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I14        Deed of Guarantee                               SOL013/July 2001  From Jul 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
I15        Guarantors Confirmation                         NRDGC 05/02       From May 2002 - This document is
           Northern Rock plc                                                 only used by Northern Rock Direct
----------------------------------------------------------------------------------------------------------------
I16        Confirmation of Identity                        GASelfCert - Aug  From Aug 2003
           Northern Rock plc                               2003
----------------------------------------------------------------------------------------------------------------
I17        Release and Re-assignment of Life Policy        SEC 51/10.97      1 Oct 1997
           [English And Scottish]
----------------------------------------------------------------------------------------------------------------
J          Mortgage Origination and Completion -
           Solicitors/Other Third Party Documentation
----------------------------------------------------------------------------------------------------------------
J1         Valuations and Surveys - Helping you ensure     DEV 125           From 1 Oct 1992
           your home is a solid investment                 01.10.1992
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J2         Report on Title and Funds Request (including    MA55 01/94        From Jan 1994
           Instructions to Solicitors/Licensed
           Conveyancers)
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J3         Report on Title and Funds Request (including    MA55 /04.96       From Apr 1996
           Instructions to Solicitors/Licensed
           Conveyancers)
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J4         Changes of Ownership in Mortgaged Property -    ADV 54 /05.96     From May 1996
           Note to Solicitors
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J5         Report on Title and Funds Request (including    MA55 /01.97       From Jan 1997
           Instructions to Solicitors/Licensed
           Conveyancers)
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J6         Changes of Ownership in Mortgaged Property -    ADV 54 02.97      From Feb 1997
           Note to Solicitors
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------


                                       47

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
J7         Changes of Ownership in Mortgaged Property -    ADV 54 07.97      From Jul 1997
           Note to Solicitors
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J8         Report on Title and Funds Request (including    MA55 /10.97       From Oct 1997
           Instructions to Solicitors/Licensed
           Conveyancers)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J9         Changes of Ownership in Mortgaged Property -    ADV 54 10.97      From Oct 1997
           Note to Solicitors
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J10        Valuations and Surveys - hard to beat           MAR 6             From 1 Oct 1997
           Northern Rock plc                               1.10.1997
----------------------------------------------------------------------------------------------------------------
J11        Report and Valuation for Mortgages Purposes on  ADV 155 10.97     From Oct 1997
           behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J12        Report and Valuation for Mortgages Purposes on  ADV 179 10.97     From Oct 1997
           behalf of Northern Rock plc - Sheet 2
----------------------------------------------------------------------------------------------------------------
J13        Report and Valuation for Mortgages Purposes on  ADV 267 10.97     From Oct 1997
           behalf of Northern Rock plc - Sheet 2 in
           respect of loans exceeding (GBP)150,000
----------------------------------------------------------------------------------------------------------------
J14        Report and Valuation for Mortgages Purposes on  ADV 7a 10.97      From Oct 1997
           behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J15        Reinspection Report                             ADV 76 10.97      From Oct 1997
           Northern Rock plc (2 versions)
----------------------------------------------------------------------------------------------------------------
J16        Additional Advance Valuation Report             ADV 127B 10.97    From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J17        Report and Valuation for Mortgages Purposes on  ADV 155 12.98     From Dec 1998
           behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J18        Part 2 Instructions (in relation to the CML                       Offers of Advance issued from 01
           Lenders' Handbook for England & Wales)                            Jun 2000[?]
----------------------------------------------------------------------------------------------------------------
J19        Certificate of Title                            JAGO4/0700        From Jul 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J20        Certificate of Title                            COT/0700          From Jul 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J21        Part 2 Instructions (in relation to the CML                       Offers of Advance issued from
           Lenders' Handbook for England & Wales)                            late Summer 2000[?]
----------------------------------------------------------------------------------------------------------------
J22        Deeds Dematerialisation [Notice to solicitors]                    [From Apr 2000?]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J23        Valuations and Surveys - Property               MAR 6/10550       From Oct 2000
           Northern Rock plc                               Oct 2000
----------------------------------------------------------------------------------------------------------------
J24        Changes of Ownership in Mortgaged Property -    ADV 54 11/00      From Nov 2000
           Note to Solicitors
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
J25        Certificate of Title (including Drawdown Loan   COT/0502          From May 2002
           Certificate)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J26        Valuations and Surveys - Property               MAR 6/12661       From May 2002
           Northern Rock plc                               May 2002
----------------------------------------------------------------------------------------------------------------
J27        Report and Valuation for Mortgages Purposes on  AL/SAS/267/       From Sep 2002
           behalf of Northern Rock plc - Sheet 2 in        (500+) 09.02
           respect of loans exceeding (GBP)1,000,000
----------------------------------------------------------------------------------------------------------------


                                       48

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
J28        Certificates of Title                           COT/1102          From Nov 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J29        Report and Valuation for Mortgage Purposes on   ADV 155/07.03     From July 2003
           behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
J30        Funds Release (Certificate of Title) for Rapid  N/A               18 Jun 2001
           Remortgages with Multiple Clients
            [English And Scottish]
----------------------------------------------------------------------------------------------------------------
J31        Part 2 - Name of Mortgage Lender (CML Mortgage  N/A               1 Oct 2002
           Lender's Handbook for England and Wales)
----------------------------------------------------------------------------------------------------------------
J32        Part 2 - Name of Mortgage Lender (CML Mortgage  N/A               1 Nov 2002
           Lender's Handbook for England and Wales)
----------------------------------------------------------------------------------------------------------------
J33        Part 2 - Name of Mortgage Lender (CML Mortgage  N/A               13 Oct 2003
           Lender's Handbook for England and Wales)
----------------------------------------------------------------------------------------------------------------
J34        Memo from D. Maughan to C Jobe re. Unsecured    N/A               13 Nov 2003
           Business - Third Party Contracts (The Motley
           Fool)
----------------------------------------------------------------------------------------------------------------
J35        Agreement between Northern Rock and The Motley  N/A               5 Nov 2003
           Fool re. Media Service (Advertising)
----------------------------------------------------------------------------------------------------------------
J36        Letter from Mortgage Next to Northern Rock re.  28 Aug 2003
----------------------------------------------------------------------------------------------------------------
J37        Procuration Fee Approval Form in relation to    26 Nov 2003
           Moneyextra
----------------------------------------------------------------------------------------------------------------
J38        Procuration Fee Approval Form in relation to    27 Nov 2003
           Traditional Intermediaries
----------------------------------------------------------------------------------------------------------------
J39        Northern Rock Intermediary Registration Form    N/A               N/A
----------------------------------------------------------------------------------------------------------------
J40        Northern Rock Standard Form Intermediary        N/A               N/A
           Agreement
----------------------------------------------------------------------------------------------------------------
K          Completion Documentation
----------------------------------------------------------------------------------------------------------------
K1         Schedule of Documents of Title                  SEC 28/11.94      From Nov 1994
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
K2         Schedule of Documents of Title                  SEC 28/01.96      From Jan 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
K3         Schedule of Documents of Title                  SEC28 /10.97      From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
K4         Schedule of Documents of Title                  SEC 28/01.96      From Jan 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
K5         Schedule of Documents of Title                  SEC28 /10.97      From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
K6         Schedule of Documents of Title                  JAGO1/0500        From May 2000
           Northern Rock plc                               JAGO1B/0500
----------------------------------------------------------------------------------------------------------------
K7         Deeds Schedule                                  SODT/0201         From Feb 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------


                                       49

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
K8         Completion Advice                               A146F -           Completions advices are in a
           Northern Rock plc                               representative    flexible format - content is
                                                           sample            variable depending upon
                                                                             circumstances of loan and product
                                                                             applied for.  Permutations are
                                                                             vast and it is impractical to
                                                                             maintain an archive of each
                                                                             scenario.
----------------------------------------------------------------------------------------------------------------
K9         Additional Advance Cheque Request               ADV 133 01/94     From Jan 1994
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
K10        Re-Advance/Further Advance Receipt              SEC 37 /10.97     From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
K11        Additional Advance Funds Request                ADV 271 /10.97    From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
K12        Additional Advance Funds Request                ADV 271 1/98      From Jan 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
K13        Additional Advance Funds Request                AAFR/0802         From Aug 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
K14        Additional Advance Funds Request
----------------------------------------------------------------------------------------------------------------


                             Part 2 Documents Used Only in the Origination of
                    Standard Fixed Rate, Standard Variable Rate, Cashback, Capped, Tracker,
                           CAT Standard, Discount and Discount for Life Mortgages
----------------------------------------------------------------------------------------------------------------
SABW       Document                                         Reference        Usage period and notes
----------------------------------------------------------------------------------------------------------------
L          Mortgage Application Forms - General
----------------------------------------------------------------------------------------------------------------
L1         Mortgage Application Form                        ADV 4. 05/95     From May 1995 to Mar 1996
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
L2         Mortgage Application Form                        ADV 4. 03/96     From Mar 1996 to Jul 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
L3         Mortgage Application Form                        ADV 4. 07/97     From Jul 1997 to Oct 1997
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
L4         Mortgage Application Form                        ADV 4. 10/97     From Oct 1997 to Dec 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L5         Mortgage Application Form                        ADV 4. 12/97     From Dec 1997 to Mar 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L6         Mortgage Application Form                        ADV 4 DRTV 3/98  From Mar 1998 to Apr 1998
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L7         Mortgage Application Form                        ADV 4. 4/98      From Apr 1998 to Jan 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L8         Mortgage Application Form                        ADV 4. 1/99      From Jan 1999 to Feb 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L9         Mortgage Application Form                        ADV 4. 2/00      From Feb 2000 to Jun 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L10        Mortgage Application Form                        ADV 4. 6/00      From Jun 2000 to Dec 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L11        Mortgage Application Form                        ADV4. 12/00      From Dec 2000 to Jan 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------


                                       50

----------------------------------------------------------------------------------------------------------------
SABW       Document                                         Reference        Usage period and notes
----------------------------------------------------------------------------------------------------------------
L12        Mortgage Application Form                        ADV4. 01/01      From Jan 2001 to May 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L13        Mortgage Application Form                        ADV4. 05/01      From May 2001 to Sept 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L14        Mortgage Application Form                        ADV4. 09/01      From Sept 2001 to Oct 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L15        Mortgage Application Form                        ADV4. 10/01      From Oct 2001 to Aug 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
           NB From this point onwards the Mortgage
           Application Forms appear to also be used for the
           Together/Together Connections products.
----------------------------------------------------------------------------------------------------------------
L16        Mortgage Application Form                        ADV4. 08.02      From Aug 2002 to Oct 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L17        Mortgage Application Form                        ADV4. 10.02      From Oct 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L18        Your Personal Quotation and Transfer Declaration 19 Sep 2002      (Sample re Mr and Mrs Kapke)
           for a Flexible Fixed Rate
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L19        Your Personal Quotation and Transfer Declaration 19 Sep 2002      (Sample re Mr Mcparland and Miss
           for a Together Mortgage                                           Davis)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L20        Mortgage Application Form                        ADV4.02.03       From Feb 2003
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
L21        Mortgage Application Form [Both English And      ADV4. 04.03      Apr 2003
           Scottish]
----------------------------------------------------------------------------------------------------------------
M          Mortgage Application Forms - Northern Rock Direct
----------------------------------------------------------------------------------------------------------------
M1         Your Direct Mortgage Application Form            Dev 439 4/97     From Apr 1997 to Oct 1997
           Northern Rock Direct/Northern Rock Building
           Society
----------------------------------------------------------------------------------------------------------------
M2         Your Direct Mortgage Application Form            MAR 17b 1.10.97  From Oct 1997 to Dec 1997
           Northern Rock Direct/Northern Rock plc
----------------------------------------------------------------------------------------------------------------
M3         Your Direct Mortgage Application Form            MAR 17b 15.12.97 From Dec 1997 to May 1998
           Northern Rock Direct/Northern Rock plc
----------------------------------------------------------------------------------------------------------------
M4         Your Direct Mortgage Application Form            MAR 124 31 May   From May 1998 to ?
           Northern Rock Direct/Northern Rock plc           1998
----------------------------------------------------------------------------------------------------------------
N          Application Forms - Specialist
----------------------------------------------------------------------------------------------------------------
N1         Secured Personal Loan Application Form           ADV 31. 1/99     From Jan 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
N2         Secured Personal Loan Application Form           ADV031           From May 2000
           Northern Rock plc                                (8.5.2000)
----------------------------------------------------------------------------------------------------------------
N3         Secured Personal Loan Application Form           ADV031           From Oct 2001
           Northern Rock plc                                (22.10.2001)
----------------------------------------------------------------------------------------------------------------
N4         Secured Personal Loan Application Form           ADV031           From Aug 2002
           Northern Rock plc                                (01.8.2002)
----------------------------------------------------------------------------------------------------------------
O          Special Conditions for Fixed Rate Mortgages
           (used with Offer of Advance)
----------------------------------------------------------------------------------------------------------------
O1         5 year Fixed Rate Mortgage                       AY               From 15 Jul 1997
----------------------------------------------------------------------------------------------------------------
O2         5 year Fixed Rate Mortgage                       BA               From 26 Jun 1997
----------------------------------------------------------------------------------------------------------------


                                       51

----------------------------------------------------------------------------------------------------------------
SABW       Document                                         Reference        Usage period and notes
----------------------------------------------------------------------------------------------------------------
O3         5 year Fixed Rate Mortgage                       BH               From 03 Sep 1997
----------------------------------------------------------------------------------------------------------------
O4         5 year Fixed Rate Mortgage                       BQ               From 17 Sep 1997
----------------------------------------------------------------------------------------------------------------
O5         5 year Fixed Rate Mortgage                       BS               From 01 Jan 1997
                                                                             [Query date - should be Nov?]
----------------------------------------------------------------------------------------------------------------
O6         5 year Fixed Rate Mortgage                       BT               From 01 Nov 1997
                                                                             [Other dates?]
----------------------------------------------------------------------------------------------------------------
O7         5 year Fixed Rate Mortgage                       CF               From 22 Jan 1998
----------------------------------------------------------------------------------------------------------------
O8         5 year Fixed Rate Mortgage                       CJ               From 01 Apr 1998
----------------------------------------------------------------------------------------------------------------
O9         5 year Fixed Rate Mortgage                       CK               From 01 Apr 1998
----------------------------------------------------------------------------------------------------------------
O10        5 year Fixed Rate Mortgage                       CM               From 06 May 1998
----------------------------------------------------------------------------------------------------------------
O11        5 year Fixed Rate Mortgage                       CP               From 17 Jun 1998
----------------------------------------------------------------------------------------------------------------
O12        5 year Fixed Rate Mortgage                       CU               From 01 Jul 1998
----------------------------------------------------------------------------------------------------------------
O13        5 year Fixed Rate Mortgage                       CZ               From 08 Aug 1998
----------------------------------------------------------------------------------------------------------------
O14        5 year Fixed Rate Mortgage                       EA               From 08 Aug 1998
----------------------------------------------------------------------------------------------------------------
O15        5 year Fixed Rate Mortgage                       EU               From 22 Jan 1999
----------------------------------------------------------------------------------------------------------------
O16        5 year Fixed Rate Mortgage                       FD
----------------------------------------------------------------------------------------------------------------
O17        5 year Fixed Rate Mortgage                       FL               From 13 Mar 1999
----------------------------------------------------------------------------------------------------------------
O18        5 year Fixed Rate Mortgage                       FM               From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
O19        5 year Fixed Rate Mortgage                       FN               From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
O20        5 year Fixed Rate Mortgage                       FP               From 23 Apr 1999
----------------------------------------------------------------------------------------------------------------
O21        5 year Fixed Rate Mortgage                       KZ               From 29 Nov 1999
----------------------------------------------------------------------------------------------------------------
O22        2 year Fixed Rate Mortgage                                        From 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
O23        10 year Fixed Rate Mortgage                                       from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
O24        15 year Fixed Rate Mortgage                                       from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
O25        Guaranteed Repayment Mortgage 10 year Fixed Rate                  from 9 Jan 2003
           Mortgage
----------------------------------------------------------------------------------------------------------------
O26        Guaranteed Repayment Mortgage 15 year Fixed Rate                  from 9 Jan 2003
           Mortgage
----------------------------------------------------------------------------------------------------------------
O27        Help with Costs Special Condition Wording - for
           Guaranteed Repayment Mortgage 10 year Fixed Rate
           Mortgage (2 versions)
----------------------------------------------------------------------------------------------------------------
O28        Help with Costs Special Condition Wording - for
           Guaranteed Repayment Mortgage 15 year Fixed Rate
           Mortgage (2 versions)
----------------------------------------------------------------------------------------------------------------
O29        Help with Costs Special Condition Wording - for
           10 year Fixed Rate (2 versions)
----------------------------------------------------------------------------------------------------------------
O30        Help with Costs Special Condition Wording - for
           15 year Fixed Rate (2 versions)
----------------------------------------------------------------------------------------------------------------
P          Special Conditions for Variable Rate Mortgages
           (used with Offer of Advance)
----------------------------------------------------------------------------------------------------------------
P1         Variable Rate Mortgage - Cashback                6B               From 30 Nov 1995
----------------------------------------------------------------------------------------------------------------
P2         Variable Rate Mortgage - Cashback without        9B               From 03 Jan 1996
           insurance
----------------------------------------------------------------------------------------------------------------
P3         Variable Rate Mortgage - Cashback without        C5               From 11 Aug 1997
           insurance                                                         [Query date - should be 1996?]
----------------------------------------------------------------------------------------------------------------


                                       52

----------------------------------------------------------------------------------------------------------------
SABW       Document                                         Reference        Usage period and notes
----------------------------------------------------------------------------------------------------------------
P4         Variable Rate Mortgage - Cashback without        C7               From 02 Sep 1996
           insurance
----------------------------------------------------------------------------------------------------------------
P5         Variable Rate Mortgage - Cashback without        C9               From 02 Sep 1996
           insurance
----------------------------------------------------------------------------------------------------------------
P6         3 year Discounted Variable Rate Mortgage         J9 and J0        From 25 Jun 1998
                                                                             [Other dates ?]
----------------------------------------------------------------------------------------------------------------
P7         Variable Rate Mortgage - 5% Cashback             P5               From 25 Jun 1997
                                                                             [Other dates ?]
----------------------------------------------------------------------------------------------------------------
P8         Variable Rate Mortgage - 6% Cashback             P6               From 03 Sep 1997
                                                                             [Other date ?]
----------------------------------------------------------------------------------------------------------------
P9         Variable Rate Mortgage - Cashback                7P and 8P        From 22 Jan 1998
----------------------------------------------------------------------------------------------------------------
P10        3 year Discounted Variable Rate Mortgage         M1 to [M6 ?]     From 22 Jan 1998
----------------------------------------------------------------------------------------------------------------
P11        Variable Rate Mortgage - Cashback                S1 and S2        From 22 Jan 1998
----------------------------------------------------------------------------------------------------------------
P12        3 year Discounted Variable Rate Mortgage         M7 and M8        From 01 Apr 1998
----------------------------------------------------------------------------------------------------------------
P13        Variable Rate Mortgage - Cashback                S4 and S5        From 06 May 1998
----------------------------------------------------------------------------------------------------------------
P14        Variable Rate Mortgage - Cashback                7S               From 10 Jun 1996
----------------------------------------------------------------------------------------------------------------
P15        Variable Rate Mortgage - Cashback                3T               From 07 Dec 1998
                                                                             [Other date?]
----------------------------------------------------------------------------------------------------------------
P16        Variable Rate Mortgage - Cashback                6T and 7T        From 22 Jan 1999
                                                                             [Other date?]
----------------------------------------------------------------------------------------------------------------
P17        Variable Rate Mortgage - 8%/7% Cashback          GB and GC        From 06 Mar 1999
----------------------------------------------------------------------------------------------------------------
P18        Variable Rate Mortgage - 8% Cashback             GF               From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
P19        Variable Rate Mortgage - 7% Cashback             GG               From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
P20        Variable Rate Mortgage - 7% Cashback             GH               From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
P21        Variable Rate Mortgage - 6% Cashback             GI               From 13 Apr 1999
----------------------------------------------------------------------------------------------------------------
P22        Variable Rate Mortgage - 8% Cashback             GT               From 16 Jun 1999
----------------------------------------------------------------------------------------------------------------
P23        Variable Rate Mortgage - 7% Cashback             GU
----------------------------------------------------------------------------------------------------------------
P24        Variable Rate Mortgage - 7% Cashback             JG               From 28 Jul 1999
----------------------------------------------------------------------------------------------------------------
P25        Variable Rate Mortgage - 6% Cashback             JN               From 29 Aug 1999
----------------------------------------------------------------------------------------------------------------
P26        Variable Rate Mortgage - 7% Cashback             JQ               From 29 Sep 1999
                                                                             [Other dates?]
----------------------------------------------------------------------------------------------------------------
P27        Variable Rate Mortgage - 6% Cashback             JR               From 29 Sep 1999
                                                                             [Other dates?]
----------------------------------------------------------------------------------------------------------------
P28        Variable Rate Mortgage - 5% Cashback             JS               From 29 Sep 1999
                                                                             [Other dates?]
----------------------------------------------------------------------------------------------------------------
P29        Variable Rate Mortgage - 7% Cashback             JU               From 04 Jan 2000
----------------------------------------------------------------------------------------------------------------
P30        Variable Rate Mortgage 6% Cashback                                From 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
Q          Special Conditions for Tracker, CAT Standard,
           Capped and Discount for Life Mortgages (used
           with Offer of Advance)
----------------------------------------------------------------------------------------------------------------
Q1         Discount for Life Variable Rate Mortgage         X9 and X0
----------------------------------------------------------------------------------------------------------------
Q2         Discount for Life Variable Rate Mortgage         1X and 2X
----------------------------------------------------------------------------------------------------------------
Q3         Discount for Life Variable Rate Mortgage         3X and 4X
----------------------------------------------------------------------------------------------------------------
Q4         Discount for Life Variable Rate Mortgage         5X and 6X
----------------------------------------------------------------------------------------------------------------
Q5         Discount for Life Variable Rate Mortgage         7X and 8X
----------------------------------------------------------------------------------------------------------------


                                       53

----------------------------------------------------------------------------------------------------------------
SABW       Document                                         Reference        Usage period and notes
----------------------------------------------------------------------------------------------------------------
Q6         Capped Variable Rate Mortgage                    CB
----------------------------------------------------------------------------------------------------------------
Q7         Discount for Life Variable Rate Mortgage         L1 and L2
----------------------------------------------------------------------------------------------------------------
Q8         Discount for Life Variable Rate Mortgage         L3 and L4
----------------------------------------------------------------------------------------------------------------
Q9         Discount for Life Variable Rate Mortgage         L5 and L6
----------------------------------------------------------------------------------------------------------------
Q10        Discount for Life Variable Rate Mortgage         L7 and L8
----------------------------------------------------------------------------------------------------------------
Q11        Discount for Life Variable Rate Mortgage         1L and 2L
----------------------------------------------------------------------------------------------------------------
Q12        Discount for Life Variable Rate Mortgage         3L and 4L
----------------------------------------------------------------------------------------------------------------
Q13        Discount for Life Variable Rate Mortgage         5L and 6L
----------------------------------------------------------------------------------------------------------------
Q14        4 year Capped Variable Rate Mortgage             EG
----------------------------------------------------------------------------------------------------------------
Q15        4 year Capped Variable Rate Mortgage             EF
----------------------------------------------------------------------------------------------------------------
Q16        4 year Capped Variable Rate Mortgage             ER
----------------------------------------------------------------------------------------------------------------
Q17        Discount for Life Variable Rate Mortgage         8L
----------------------------------------------------------------------------------------------------------------
Q18        4 year Capped Variable Rate Mortgage             EQ
----------------------------------------------------------------------------------------------------------------
Q19        4 year Capped Variable Rate Mortgage             EQ
----------------------------------------------------------------------------------------------------------------
Q20        Equity Release Capped Variable Rate Mortgage     YB
----------------------------------------------------------------------------------------------------------------
Q21        5 year Capped Variable Rate Mortgage             EY
----------------------------------------------------------------------------------------------------------------
Q22        Discount for Life Variable Rate Mortgage         9L and 0L
----------------------------------------------------------------------------------------------------------------
Q23        Discount for Life Variable Rate Mortgage         DX
----------------------------------------------------------------------------------------------------------------
Q24        Discount for Life Variable Rate Mortgage         DY
----------------------------------------------------------------------------------------------------------------
Q25        Discount for Life Variable Rate Mortgage         DX and DY
----------------------------------------------------------------------------------------------------------------
Q26        Discount for Life Variable Rate Mortgage         HG
----------------------------------------------------------------------------------------------------------------
Q27        Discount for Life Variable Rate Mortgage         HH
----------------------------------------------------------------------------------------------------------------
Q28        Discount for Life Variable Rate Mortgage         HQ
----------------------------------------------------------------------------------------------------------------
Q29        Discount for Life Variable Rate Mortgage         HV
----------------------------------------------------------------------------------------------------------------
Q30        Tracker Variable Rate Mortgage                   YT
----------------------------------------------------------------------------------------------------------------
Q31        Tracker Variable Rate Mortgage                   YU
----------------------------------------------------------------------------------------------------------------
Q32        Tracker Variable Rate Mortgage                   YW
----------------------------------------------------------------------------------------------------------------
Q33        Tracker Variable Rate Mortgage                   YX
----------------------------------------------------------------------------------------------------------------
Q34        Discount for Life Variable Rate Mortgage         JP
----------------------------------------------------------------------------------------------------------------
Q35        2 year Capped Variable Rate Mortgage             MV
----------------------------------------------------------------------------------------------------------------
Q36        2 year Capped Variable Rate Mortgage             MW
----------------------------------------------------------------------------------------------------------------
Q37        Discount for Life Variable Rate Mortgage         HR
----------------------------------------------------------------------------------------------------------------
Q38        2 year Capped Variable Rate Mortgage             EM
----------------------------------------------------------------------------------------------------------------
Q39        CAT Standard Variable Mortgage                   [SJB/08/11/00]   [Query the reference]
----------------------------------------------------------------------------------------------------------------
Q40        2 year Tracker Variable Rate Mortgage            ER               ?
----------------------------------------------------------------------------------------------------------------
Q41        CAT Standard Variable Mortgage                                    from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
Q42        2 year Flexible Fixed (extending Early Repayment                  from 9 Jan 2003
           Charge)
----------------------------------------------------------------------------------------------------------------
Q43        2 year Flexible Fixed (extending Early Repayment                  from 9 Jan 2003
           Charge - no Help with Costs option)
----------------------------------------------------------------------------------------------------------------
Q44        2 year Flexible Fixed                                             from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
Q45        2 year Flexible Fixed (no Help with Costs option)                 from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------


                                       54

----------------------------------------------------------------------------------------------------------------
SABW       Document                                         Reference        Usage period and notes
----------------------------------------------------------------------------------------------------------------
Q46        3 year Flexible Fixed                                             from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
Q47        5 year Flexible Fixed                                             from 9 Jan 2003
----------------------------------------------------------------------------------------------------------------
Q48        Help with Costs Special Condition Wording (2
           versions)
----------------------------------------------------------------------------------------------------------------
R          Credit/Loan Agreements
----------------------------------------------------------------------------------------------------------------
R1         Credit Agreement Regulated by the Consumer       ACR1A/1097 on    From Oct 1997
           Credit Act 1974 - Flexible Plan                  "Original"
           ("Original" and "Copy" versions each with        ACR1B/1097 on
           Conditions on the reverse)                       "Copy"
           Northern Rock plc                                ACR1Z/1097 on
           [Used for Flexible Plan Loans up to (GBP)25,000] "Conditions"
----------------------------------------------------------------------------------------------------------------
R2         Copy of Proposed Agreement Containing Your Right ACR1Z/1097 on    From Oct 1997
           to Withdraw - Flexible Plan                      "Conditions"
           (including Conditions on the reverse)
           Northern Rock plc
           [Used for Flexible Plan Loans up to (GBP)25,000]
----------------------------------------------------------------------------------------------------------------
R3         Loan Agreement - Flexible Plan                   [ACR2A/1097 on   From Oct 1997
           (including Conditions on the reverse)            "Original" /     [Check reference of "Original"]
           Northern Rock plc                                "Copy"?]
           [Used for Flexible Plan Loans over (GBP)25,000]  ACR2Z/1097 on
                                                            "Conditions"
----------------------------------------------------------------------------------------------------------------
R4         Credit Agreement Regulated by the Consumer       ADV135 10/97 on  From Oct 1997
           Credit Act 1974 - Personal Secured Loan          "Original" and
           ("Original" and "Copy" versions each with        "Copy"
           Conditions on the reverse)                       no ref on
           Northern Rock plc                                "Conditions")
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Variable Rate]
----------------------------------------------------------------------------------------------------------------
R5         Copy of Proposed Credit Agreement Containing     ADV135 10/97 on  From Oct 1998
           Notice of Your Right to Withdraw - Personal      "Advance Copy"
           Secured Loan                                     no ref on
           ("Advance Copy" version including Conditions on  "Conditions")
           the reverse)
           Northern Rock plc
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Variable Rate]
----------------------------------------------------------------------------------------------------------------
R6         Credit Agreement Regulated by the Consumer       ADV135 10/97 on  From Feb 1998
           Credit Act 1974 - Personal Secured Loan          "Original" and
           ("Original" and "Copy" versions each with        "Copy"
           Conditions on the reverse)                       ADV135 /02.98 on
           Northern Rock plc                                "Conditions")
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Variable Rate]
----------------------------------------------------------------------------------------------------------------
R7         Credit Agreement Regulated by the Consumer       MAR 126 6/98 on  From Jun 1998
           Credit Act 1974                                  "Original" and
           ("Original" and "Copy" versions including        "Copy" no ref on
           Conditions on the reverse)                       "Conditions"
           Northern Rock plc
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Fixed Rate]
----------------------------------------------------------------------------------------------------------------


                                       55

----------------------------------------------------------------------------------------------------------------
SABW       Document                                         Reference        Usage period and notes
----------------------------------------------------------------------------------------------------------------
R8         Copy of Proposed Credit Agreement Containing     MAR 126 6/98 on  From Jun 1998
           Notice of Your Right to Withdraw                 "Advance Copy"
           ("Advance Copy" version including Conditions on  no ref on
           the reverse)                                     "Conditions"
           Northern Rock plc
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Fixed Rate]
----------------------------------------------------------------------------------------------------------------
R9         Copy of Proposed Agreement Containing Your Right ACR2A/1097 on    From Mar 2000
           to Withdraw - Flexible Plan                      "Original"
           (including Conditions on the reverse)            ACR2Z/0300 on
           Northern Rock plc                                "Conditions"
           [Used for Flexible Plan Loans up to (GBP)25,000]
----------------------------------------------------------------------------------------------------------------
R10        Credit Agreement Regulated by the Consumer       MAR 126 4/00 on  From Apr 2000
           Credit Act 1974                                  "Original" no
           ("Original" version including Conditions on the  ref on
           reverse) "Conditions" Northern Rock plc
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Fixed Rate]
----------------------------------------------------------------------------------------------------------------
R11        Credit Agreement Regulated by the Consumer       CA135A/0900 on   From Sep 2000
           Credit Act 1974                                  "Original"
           ("Original" and "Copy" versions each with        CA135B/0900 on
           Conditions on the reverse)                       "Copy"
           Northern Rock plc                                CA135Z/0900 on
           [Used for Personal Secured Loans up to          "Conditions"
           (GBP)25,000 - Variable Rate]
----------------------------------------------------------------------------------------------------------------
R12        Copy of Proposed Agreement Containing Notice of  CA135C/0900 on   From Sep 2000
           Your Right to Withdraw                           "Advance Copy"
           ("Advance Copy" version with Conditions on the   CA135Z/0900 on
           reverse)                                         "Conditions"
           Northern Rock plc
           [Used for Personal Secured Loans up to
           (GBP)25,000 - Variable Rate]
----------------------------------------------------------------------------------------------------------------
R13        Credit Agreement Regulated by the Consumer       CA126A/0900 on   From Sep 2000
           Credit Act 1974                                  "Original"
           ("Original" and "Copy" versions each with        CA126B/0900 on
           Conditions on the reverse)                       "Copy"
           Northern Rock plc                                CA126Z/0900 on
           [Used for Personal Secured Loans -               "Conditions"
           Variable Rate]
----------------------------------------------------------------------------------------------------------------
R14        Copy of Proposed Agreement Containing Notice of  CA126C/0900 on   From Sep 2000
           Your Right to Withdraw                           "Advance Copy"
           ("Advance Copy" version with Conditions on the   CA126Z/0900 on
           reverse)                                         "Conditions"
           Northern Rock plc
           [Used for Personal Secured Loans -
           Variable Rate]
----------------------------------------------------------------------------------------------------------------
R15        Credit Agreement Regulated by the Consumer       ACR1A/1000 on    From Oct 2000
           Credit Act 1974 - Flexible Plan                  "Original"
           ("Original" and "Copy" versions each with        ACR1B/1097 on
           Conditions on the reverse)                       "Copy"
           Northern Rock plc                                ACR1Z/1097 on
           [Used for Flexible Plan Loans up to (GBP)25,000]     "Conditions"
----------------------------------------------------------------------------------------------------------------


                                       56

----------------------------------------------------------------------------------------------------------------
SABW       Document                                         Reference        Usage period and notes
----------------------------------------------------------------------------------------------------------------
R16        Loan Agreement - Flexible Plan                   ACR2B/1000 on    From Oct 2000
           ("Original" version with Conditions on the       "Original"
           reverse)                                         ACR2Z/1000 on
           Northern Rock plc                                "Conditions"
           [Used for Flexible Plan Loans over (GBP)25,000]
----------------------------------------------------------------------------------------------------------------
R17        Loan Agreement - Flexible Plan                   ACR2C/1000 on    From Oct 2000
           ("Original" version with Conditions on the       "Original"
           reverse)                                         ACR2Z/1000 on
           Northern Rock plc                                "Conditions"
           [Used for Flexible Plan Loans over (GBP)25,000]
----------------------------------------------------------------------------------------------------------------
R18        Credit Agreement Regulated by the CCA 1974       ADV13506/95      Jun 1995
           (Personal Secured Loans) (with Terms and
           Conditions attached)
----------------------------------------------------------------------------------------------------------------
R19        Loan Agreement (Flexible Plan) (with Terms and   ADVCR2           Jul 1995
           Conditions attached)
----------------------------------------------------------------------------------------------------------------
R20        Credit Agreement Regulated by the CCA 1974       ACR1 07/96       Jul 1996
           (Flexible Plan) with Terms and Conditions
           Attached
----------------------------------------------------------------------------------------------------------------
S          Mortgage Deeds - General
----------------------------------------------------------------------------------------------------------------
S1         Mortgage Deed (HMLR filing ref MD 144 E)         SEC 8/11.93      From Nov 1993
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
S2         Mortgage Deed (HMLR filing ref MD 144 F)         SEC 8/06.95      From Jun 1995
           Northern Rock Building Society
----------------------------------------------------------------------------------------------------------------
S3         Mortgage Deed (HMLR filing ref MD542A)           SEC 8T /08.97    From Aug 1997
           Northern Rock Building Society/
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
S4         Mortgage Deed (HMLR filing ref MD542A)           SEC 8 /10.97     From Oct 1997
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
S5         Mortgage Deed (HMLR filing ref MD542B)           SEC 8 /10.97     From Oct 1997
           Northern Rock plc [Old logo]
----------------------------------------------------------------------------------------------------------------
S6         Mortgage Deed (HMLR filing ref MD542B)           SEC 8 /10.97     From Oct 1997
           Northern Rock plc [New logo]
----------------------------------------------------------------------------------------------------------------
S7         Mortgage Deed (HMLR filing ref MD691A)           SEC 070 07/01    From July 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
S8         Mortgage Deed - Standard                         SOL 11 07/01     From July 2001
           (HMLR filing ref MD691D)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
T          Mortgage Deeds - Specialist
----------------------------------------------------------------------------------------------------------------
T1         Mortgage Deed (HMLR filing ref MD 144 G)         SEC 54/06/95     From Jun 1995
           Northern Rock Building Society
           [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------
T2         Mortgage Deed (relating to a Regulated Agreement SEC 52/06/95     From Jun 1995
           under the Consumer Credit Act 1974)
           (HMLR filing ref MD 144 H)
           Northern Rock Building Society
           [Used for Flexible Plan CCA Loans]
----------------------------------------------------------------------------------------------------------------
T3         Mortgage Deed (HMLR filing ref MD 144 J)         SEC 44/06/95     From Jun 1995
           Northern Rock Building Society
           [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------


                                       57

----------------------------------------------------------------------------------------------------------------
SABW       Document                                         Reference        Usage period and notes
----------------------------------------------------------------------------------------------------------------
T4         Mortgage Deed (relating to a Regulated Agreement SEC 52. 10/97    From Oct 1997
           under the Consumer Credit Act 1974)
           (HMLR filing ref MD 542 M)
           Northern Rock plc
           [Used for Flexible Plan CCA Loans]
----------------------------------------------------------------------------------------------------------------
T5         Mortgage Deed (HMLR filing ref MD 542 L)         SEC 44. 10/97    From Oct 1997
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------
T6         Mortgage Deed (HMLR filing ref 542 N)            SEC 54. 10/97    From Oct 1997
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------
T7         Deed of Variation of Mortgage and Receipt for    SEC 40. 10/97    From Oct 1997
           Further Advance (HMLR filing ref MD 542 P)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
T8         Mortgage Deed (HMLR filing ref MD542 N)          SEC 54. 04.98    From Apr 1998
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------
T9         Mortgage Deed (relating to a Regulated Agreement SEC 52. 03/00    From Mar 2000
           under the Consumer Credit Act 1974)
           (HMLR filing ref MD 542 M)
           Northern Rock plc
           [Used for Flexible Plan CCA Loans]
----------------------------------------------------------------------------------------------------------------
T10        Mortgage Deed (HMLR filing ref MD 542L)          MD2/0900 on      From Sep 2000
           Northern Rock plc                                cover and
           [Used for Flexible Plan - Non-CCA Loans]         MD2B/0900 on
                                                            reverse
----------------------------------------------------------------------------------------------------------------
T11        Mortgage Deed (relating to a Regulated Agreement MD1/0900 on      From Sep 2000
           under the Consumer Credit Act 1974)              cover and
           (HMLR filing ref MD 542 M)                       MD1B/0900 on
           Northern Rock plc                                reverse
           [Used for Flexible Plan CCA Loans]
----------------------------------------------------------------------------------------------------------------
T12        Mortgage Deed (HMLR filing ref MD 542 N)         MD3/0900         From Sep 2000
           Northern Rock plc
           [Used for Flexible Plan - Non-CCA Loans]
----------------------------------------------------------------------------------------------------------------
T13        Deed of Variation of Mortgage and Receipt for    SOL005 09/00     From Sep 2000.  Not used by
           Further Advance (HMLR filing ref MD 542 X)                        further advance dept.  Used by
           Northern Rock plc                                                 product transfer dept. where
                                                                             borrower is switching
                                                                             product and increasing
                                                                             borrowing at same time
                                                                             (only used on older
                                                                             forms of mortgage
                                                                             conditions switching
                                                                             from annual rest
                                                                             mortgage to a daily
                                                                             rest version).
----------------------------------------------------------------------------------------------------------------
T14        Deed of Variation of Mortgage and Receipt for    SOL008 09/00     From Sep 2000.  Not used by
           Further Advance (HMLR filing ref MD 542 Y)                        further advance dept.  Used by
           Northern Rock plc                                                 product transfer dept. where
                                                                             borrower is switching
                                                                             product and increasing
                                                                             borrowing at same time
                                                                             (only used on older
                                                                             forms of mortgage
                                                                             conditions switching
                                                                             from annual rest
                                                                             mortgage to a daily
                                                                             rest version).
----------------------------------------------------------------------------------------------------------------


                                                 58

----------------------------------------------------------------------------------------------------------------
SABW       Document                                         Reference        Usage period and notes
----------------------------------------------------------------------------------------------------------------
T15        Deed of Variation of Mortgage and Receipt for    SEC071 July 2001 From Jul 2001
           Further Loan (HMLR filing ref MD 691 B)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
T16        Deed of Variation of Mortgage and Receipt for    SOL012/ July 2001From Jul 2001
           Further Loan (With Guarantor) (HMLR filing ref
           MD 691 C)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------

                                 Part 3 Documents Used Only in the Origination of
                                    Together and Together Connections Mortgages
----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
U          Brochures
----------------------------------------------------------------------------------------------------------------
U1         [Picture of Two Forks on cover - 1] [Together]  MAR 172 2.99      From Feb 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U2         [Picture of Two Forks on cover - 1] [Together]  MAR 189 3.99      From Mar 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U3         [Picture of Two Forks on cover - 2] [Together]  MAR 237 14.6.99   From Jun 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U4         together flexible - one loan one rate one call  MAR 272/9255      From Sep 1999
           [Together Flexible]                             15.9.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U5         together flexible - one loan one rate one call  MAR 273/9255      From Sep 1999
           -all you need to know [Together Flexible]       15.9.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U6         take control of your money and get more out of  MAR 305/9511      From Dec 1999
           life - together [Together]                      20.12.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U7         all you need to know - together [Together]      MAR 303/9511      From Dec 1999
           Northern Rock plc                               20.12.99
----------------------------------------------------------------------------------------------------------------
U8         together - a guide to costs [Together]          MAR 174 2.99      From Feb 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U9         [all you need to know - together] [Picture of   MAR 173 2.99      From Feb 1999
           intertwined flowers on cover] [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U10        together - a guide to costs [Together]          MAR 190 3.99      From Mar 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U11        [all you need to know - together] [Picture of   MAR 192 3.99      From Mar 1999
           intertwined flowers on cover] [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U12        together - a guide to costs [Together]          MAR 238 14.6.99   From Jun 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U13        [all you need to know - together] [Picture of   MAR 239 16.6.99   From Jun 1999
           intertwined flowers on cover] [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U14        together - a guide to costs [Together]          MAR 302/9511      From Dec 1999
           Northern Rock plc                               20.12.99
----------------------------------------------------------------------------------------------------------------


                                                 59

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
U15        together flexible - a guide to costs [Together  MAR 275/9255      From Sep 1999
           Flexible]                                       15.9.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U16        together - variable at only 6.6.9%pa 7.6%APR    MAR 306/9657      From Jan 2000
                                                           17.1.2000
----------------------------------------------------------------------------------------------------------------
U17        What is it going to cost? [Together]            MAR 302/9662      From Mar 2000
           Northern Rock plc                               4.3.2000
----------------------------------------------------------------------------------------------------------------
U18        How does it work? [Together]                    MAR 303/9662      From Mar 2000
           Northern Rock plc                               4.3.2000
----------------------------------------------------------------------------------------------------------------
U19        I want it all [Together]                        MAR 305/9662      From Mar 2000
           Northern Rock plc                               4.3.2000
----------------------------------------------------------------------------------------------------------------
U20        What is it going to cost? [Together]            MAR 302/10028     From Apr 2000
           Northern Rock plc                               27.4.2000
----------------------------------------------------------------------------------------------------------------
U21        I want it all [Together]                        MAR 305/10028     From Apr 2000
           Northern Rock plc                               27.4.2000
----------------------------------------------------------------------------------------------------------------
U22        What is it going to cost? [Together]            MAR 302/10329     From Aug 2000
           Northern Rock plc                               4.8.2000
----------------------------------------------------------------------------------------------------------------
U23        How does it work? [Together]                    MAR303/10141      From Aug 2000
           Northern Rock plc                               4.8.2000
----------------------------------------------------------------------------------------------------------------
U24        I want it all [Together]                        MAR 305/10328     From Aug 2000
           Northern Rock plc                               4.8.2000
----------------------------------------------------------------------------------------------------------------
U25        What is it going to cost? [Together]            MAR 302/10521     From Oct 2000
           Northern Rock plc                               2.10.2000
----------------------------------------------------------------------------------------------------------------
U26        What is it going to cost? [Together]            MAR 302/10715     From Nov 2000
           Northern Rock plc                               22.11.2000
----------------------------------------------------------------------------------------------------------------
U27        How does it work? [Together]                    MAR 303/10716     From Nov 2000
           Northern Rock plc                               22.11.2000
----------------------------------------------------------------------------------------------------------------
U28        I want it all [Together]                        MAR 305/10717     From Nov 2000
           Northern Rock plc                               22.11.2000
----------------------------------------------------------------------------------------------------------------
U29        I want it all [Together]                        MAR 305/10953     From Feb 2001
           Northern Rock plc                               1.2.2001
----------------------------------------------------------------------------------------------------------------
U30        What is it going to cost? [Together]            MAR 302/10999     From Feb 2001
           Northern Rock plc                               12.2.2001
----------------------------------------------------------------------------------------------------------------
U31        How does it work? [Together]                    MAR 303/11069     From Mar 2001
           Northern Rock plc                               1.3.2001
----------------------------------------------------------------------------------------------------------------
U32        Together what is it going to cost? 6th April    MAR 302 6.4.2001  From Apr 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U33        I want it all [Together]                        MAR 305/11172     From Apr 2001
           Northern Rock plc                               6.4.2001
----------------------------------------------------------------------------------------------------------------
U34        What's it going to cost? [Together Connections] MAR 418/10935     From May 2001
           Northern Rock plc                               1.5.2001
----------------------------------------------------------------------------------------------------------------
U35        OK Shrink My Mortgage [Together Connections]    MAR 419/10935     From May 2001
           Northern Rock plc                               1.5.2001
----------------------------------------------------------------------------------------------------------------
U36        Together what is it going to cost? 10th May     MAR 302 10.5.2001 From May 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------


                                                 60

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
U37        What's it going to cost? [Together Connections] MAR 418/11282     From May 2001
           Northern Rock plc                               10.5.2001
----------------------------------------------------------------------------------------------------------------
U38        How does it work? [Together]                    MAR 303/11290     From May 2001
           Northern Rock plc                               10.5.2001
----------------------------------------------------------------------------------------------------------------
U39        I want it all [Together]                        MAR 305/11289     From May 2001
           Northern Rock plc                               10.5.2001
----------------------------------------------------------------------------------------------------------------
U40        Now Things Get Really Interesting [Together     MAR 437/11251     From Jun 2001
           Connections]                                    01.6.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U41        Together what is it going to cost? 22nd June    MAR 302 22.6.2001 From Jun 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U42        What's it going to cost? [Together Connections] MAR 418/11457     From Jun 2001
           Northern Rock plc                               22.6.2001
----------------------------------------------------------------------------------------------------------------
U43        Together what is it going to cost? 2nd August   MAR 302 2.8.2001  From Aug 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U44        What's it going to cost? [Together Connections] MAR 418/11593     From Aug 2001
           Northern Rock plc                               2.8.2001
----------------------------------------------------------------------------------------------------------------
U45        How does it work? [Together]                    MAR 303/11577     From Aug 2001
           Northern Rock plc                               2.8.2001
----------------------------------------------------------------------------------------------------------------
U46        OK Shrink My Mortgage [Together Connections]    MAR 419/11578     From Aug 2001
           Northern Rock plc                               2.8.2001
----------------------------------------------------------------------------------------------------------------
U47        I want it all [Together]                        MAR 305/11603     From Aug 2001
           Northern Rock plc                               7.8.2001
----------------------------------------------------------------------------------------------------------------
U48        Together what is it going to cost? 3rd          MAR 302 3.9.2001  From Sep 2001
           September 2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U49        What's it going to cost? [Together Connections] MAR 418/11706     From Sep 2001
           Northern Rock plc                               3.9.2001
----------------------------------------------------------------------------------------------------------------
U50        How does it work? [Together]                    MAR 303/11756     From Sep 2001
           Northern Rock plc                               10.9.2001
----------------------------------------------------------------------------------------------------------------
U51        OK Shrink My Mortgage [Together Connections]    MAR 419/11758     From Sep 2001
           Northern Rock plc                               10.9.2001
----------------------------------------------------------------------------------------------------------------
U52        I want it all [Together]                        MAR 305/11756     From Sep 2001
           Northern Rock plc                               10.9.2001
----------------------------------------------------------------------------------------------------------------
U53        Together what is it going to cost? 19th         MAR 302 19.9.2001 From Sep 2001
           September 2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U54        What's it going to cost? [Together Connections] MAR 418/11706     From Sep 2001
           Northern Rock plc                               19.9.2001
----------------------------------------------------------------------------------------------------------------
U55        Together what is it going to cost? 4th October  MAR 302 4.10.2001 From Oct 2001
           2001 [Together]
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U56        What's it going to cost? [Together Connections] MAR 418/11706     From Oct 2001
           Northern Rock plc                               4.10.2001
----------------------------------------------------------------------------------------------------------------


                                                 61

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
U57        Together what is it going to cost? 8th November MAR 302           From Nov 2001
           2001 [Together]                                 8.11.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U58        What's it going to cost? [Together Connections] MAR 418/11706     From Nov 2001
           Northern Rock plc                               8.11.2001
----------------------------------------------------------------------------------------------------------------
U59        Together what is it going to cost? 5th December MAR 302           From Dec 2001
           2001 [Together]                                 5.12.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U60        What's it going to cost? [Together Connections] MAR 418/11706     From Dec 2001
           Northern Rock plc                               5.12.2001
----------------------------------------------------------------------------------------------------------------
U61        How does it work? [Together]                    MAR 303/12190     From Jan 2002
           Northern Rock plc                               8.1.2002
----------------------------------------------------------------------------------------------------------------
U62        I need cash with my mortgage [Together]         MAR 522/12343     From Mar 2002
                                                           11.03.2002
----------------------------------------------------------------------------------------------------------------
U63        Options for your together connections Mortgage  MAR 472/12369     From Mar 2002
           [Together Connections]                          15.3.2002
----------------------------------------------------------------------------------------------------------------
U64        Together - what's it going to cost [Together]   MAR 302           From Mar 2002
           Northern Rock plc                               20.3.2000
----------------------------------------------------------------------------------------------------------------
U65        Together - what's it going to cost [Together]   MAR 302           From May 2002
           Northern Rock plc                               10.5.2002
----------------------------------------------------------------------------------------------------------------
U66        Together - what's it going to cost [Together]   MAR 302           From Jul 2002
           Northern Rock plc                               26.7.2002
----------------------------------------------------------------------------------------------------------------
U67        Together - what's it going to cost [Together]   MAR 302           From Aug 2002
           Northern Rock plc                               06.8.2002
----------------------------------------------------------------------------------------------------------------
U68        i want to shrink my mortgage [Together          MAR 419/12891     From Aug 2002
           Connections]                                    30.8.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
U69        What's it going to cost? [Together Connections] MAR 418/11706     From Aug 2002
           Northern Rock plc                               30.8.2002
----------------------------------------------------------------------------------------------------------------
U70        Together - what's it going to cost [Together]   MAR 302           From Aug 2002
           Northern Rock plc                               30.8.2002
----------------------------------------------------------------------------------------------------------------
U71        I need cash with my mortgage [Together]         MAR 522/12892     From Aug 2002
                                                           30.08.2002
----------------------------------------------------------------------------------------------------------------
U72        What's it going to cost? [Together Connections] MAR 418/11706     From Oct 2002
           Northern Rock plc                               21.10.2002
----------------------------------------------------------------------------------------------------------------
U73        Together - what's it going to cost [Together]   MAR 302           From Oct 2002
           Northern Rock plc                               21.10.2002
----------------------------------------------------------------------------------------------------------------
U74        What's it going to cost? [Together Connections] MAR 418/11706     From Nov 2002
           Northern Rock plc                               08.11.2002
----------------------------------------------------------------------------------------------------------------
U75        Together - what's it going to cost [Together]   MAR 302           From Nov 2002
           Northern Rock plc                               08.11.2002
----------------------------------------------------------------------------------------------------------------
U76        I want to shrink my mortgage                    MAR 625/13245     From 27 Nov 2002
           [Connections]
----------------------------------------------------------------------------------------------------------------
U77        What's it going to cost?                        MAR 630/13245     From 27 Nov 2002
           [Connections]                                   27.11.2002
----------------------------------------------------------------------------------------------------------------
U78        What's it going to cost?                        MAR 630/13499     From 10 Jan 2003
           [Connections]                                   10.01.2003
----------------------------------------------------------------------------------------------------------------
U79        Together - what's it going to cost [Together]   MAR 302           From 10 Jan 2003
           Northern Rock plc                               10.01.2003
----------------------------------------------------------------------------------------------------------------


                                                 62

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
U80        Together - what's it going to cost [Together]   MAR 302           From 8 Feb 2003
           Northern Rock plc                               08.02.2003
----------------------------------------------------------------------------------------------------------------
U81        I need cash with my mortgage [Together]         MAR522/13728      Valid until further notice -
                                                           1.5.2003          1.5.2003
----------------------------------------------------------------------------------------------------------------
U82        What's it going to cost?                        MAR302/           Valid until further notice -
                                                           8.8.2003          8.8.2003
----------------------------------------------------------------------------------------------------------------
U83        I need cash with my mortgage                    MAR 522/13550     Valid until further notice
                                                                             1 Mar 2003

----------------------------------------------------------------------------------------------------------------
U84        What's it going to cost?                        MAR 302           Valid until further notice
                                                                             9 Sep 2003
----------------------------------------------------------------------------------------------------------------
U85        What's it going to cost?                        MAR 203           Valid until further notice
                                                                             14 Oct 2003
----------------------------------------------------------------------------------------------------------------
V          Mortgage Application Forms
----------------------------------------------------------------------------------------------------------------
V1         Get It Together Application Form - Together     MAR176 2/99       From Feb 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
V2         Get It Together Application Form - Together     MAR198 3/99       From Mar 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
V3         Get It Together Application Form - Together     MAR242 6/99       From Jun 1999
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
V4         Get It Together Application Form - Together     MAR271/9255 and   From Sep 1999
           Flexible                                        9/99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
V5         Get It Together Application Form - Together     MAR304/9511 and   From Dec 1999
           Northern Rock plc                               12/99
----------------------------------------------------------------------------------------------------------------
V6         Get It Together Application Form                MAR304. 6/00      From Jun 2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
           NB From Aug 2002 the Mortgage Application Forms
           from L16 appear to also be used for the
           Together/Together Connections products.
----------------------------------------------------------------------------------------------------------------
W          Together Credit/Loan Agreements
----------------------------------------------------------------------------------------------------------------
W1         Credit Agreement Regulated by the Consumer      DDL1/0299 on      From Feb 1999
           Credit Act 1974 - Drawdown Loan -Original,      Original
           First and Second Copies (each with Terms and    DDL2/0299 on
           Conditions)                                     First Copy
           Northern Rock plc                               DDL3/0299 on
           [Used for Together Flexible Loans up to         Second Copy
           (GBP)25,000]                                    DDLB/0299 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------
W2         Credit Agreement Regulated by the Consumer      TFCA1/1099 on     From Oct 1999
           Credit Act 1974 - Drawdown Loan - Original,     Original          [In conjunction with Together
           First Copy and Second Copy                      TFCA2/1099 on     Flexible Mortgages.
           (each with Terms and Conditions)                First Copy
           Northern Rock plc                               TFCA3/1099 on
           [Used for Together Flexible Loans               Second Copy
           up to (GBP)25,000]                              TFCAB/1099 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------


                                                 63

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
W3         Credit Agreement Regulated by the Consumer      TFIX1/0200 on     From Feb 2000
           Credit Act 1974 - Together Fixed - Original,    Original          [In conjunction with Together
           First Copy and Second Copy (each with Terms and TFIX2/0200 on     Fixed Mortgages.]
           Conditions on reverse)                          First Copy
           Northern Rock plc                               TFIX3/0200 on
           [Used for Together Fixed Loans                  Second Copy
           up to (GBP)25,000]                              TFIXB/0200 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------
W4         Credit Agreement Regulated by the Consumer      TVCA1/0200 on     From Feb 2000
           Credit Act 1974 - Together Variable - Original, Original          [In conjunction with Together
           First Copy and Second Copy (each with Terms and TVCA2/0200 on     Variable Mortgages.]
           Conditions on reverse)                          First Copy
           Northern Rock plc                               [TVCA3/0200?] on
           [Used for Together Variable Loans               Second Copy
           up to (GBP)25,000]                              TVCAB/0200 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------
W5         Credit Agreement Regulated by the Consumer      TVCA1/0200 on     From Jan 2001
           Credit Act 1974 - Together Variable - Original, Original          [In conjunction with Together
           First Copy and Second Copy (each with Terms and TVCA2/0200 on     Variable Mortgages.]
           Conditions on reverse)                          First Copy
           Northern Rock plc                               [TVCA3/0200?] on
           [Used for Together Variable Loans               Second Copy
           up to (GBP)25,000]                              TVCAB/0101 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------
W6         Credit Agreement Regulated by the Consumer      TVCA1/0200 on     From May 2001
           Credit Act 1974 - Together Variable - Original, Original          [In conjunction with Together
           First Copy and Second Copy (each with Terms and TVCA2/0200 on     Variable Mortgages.]
           Conditions on reverse)                          First Copy
           Northern Rock plc                               [TVCA3/0200?] on
           [Used for Together Variable Loans               Second Copy
           up to (GBP)25,000]                              TVCAB/0501 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------
W7         Credit Agreement Regulated by the Consumer      TVCA1/0200 on     From Aug 2001
           Credit Act 1974 - Together Variable - Original, Original          [In conjunction with Together
           First Copy and Second Copy (each with Terms and TVCA2/0200 on     Variable Mortgages.]
           Conditions on reverse)                          First Copy
           Northern Rock plc                               [TVCA3/0200?] on
           [Used for Together Variable Loans               Second Copy
           up to (GBP)25,000]                              TVCAB/0801 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------
W8         Credit Agreement Regulated by the Consumer      TVCA1/0200 on     From Aug 2001
           Credit Act 1974 - Together Variable - Original, Original          [In conjunction with Together
           First Copy and Second Copy (each with Terms and TVCA2/0200 on     Variable Mortgages.]
           Conditions on reverse)                          First Copy
           Northern Rock plc                               [TVCA3/0200?] on
           [Used for Together Variable Loans               Second Copy
           up to (GBP)25,000]                              TVCAB/1001 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------
W9         Credit Agreement Regulated by the Consumer      CATC/0502 on      From May 2002
           Credit Act 1974 - Drawdown Loan -Original,      Original, First
           First and Second Copies (each with Terms and    Copy, Second Copy
           Conditions)                                     and on Conditions
           Northern Rock plc
           [Used for Together Flexible Loans
           up to (GBP)25,000]
----------------------------------------------------------------------------------------------------------------


                                                 64

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
W10        Credit Agreement Regulated by the Consumer      ABTC/0802 on      From Aug 2002
           Credit Act 1974 - Together Fixed - Original,    Original, First   [In conjunction with Together
           First Copy and Second Copy (each with Terms and Copy, Second      Fixed Mortgages.]
           Conditions on reverse)                          Copy and on
           Northern Rock plc                               Conditions
           [Used for Together Fixed Loans
           up to (GBP)25,000]
----------------------------------------------------------------------------------------------------------------
W11        Credit Agreement Regulated by the Consumer      TVCAB/0902 on     From Sep 2002
           Credit Act 1974 - Together Variable - Original, Original, First   [In conjunction with Together
           First Copy and Second Copy (each with Terms and Copy, Second      Variable Mortgages.]
           Conditions on reverse)                          Copy and on
           Northern Rock plc                               Conditions
           [Used for Together Variable Loans
           up to (GBP)25,000]
----------------------------------------------------------------------------------------------------------------
W12        Credit Agreement Regulated by the Consumer      03/02 on          From Mar 2002
           Credit Act 1974 - Original, First Copy and      Original, First
           Second Copy                                     Copy and Second
           "MPU" Drawdown Loan Agreement                   Copy
           Northern Rock plc                               CATC/0502 on
                                                           Conditions
----------------------------------------------------------------------------------------------------------------
W13        Credit Agreement Regulated by the Consumer                        From Aug 2002
           Credit Act 1974 - Together Variable - Original,
           First Copy and Second Copy
           "MPU" Unsecured Loan Agreement
           Northern Rock plc
           [Incorporates "where applicable" Together
           Connection Conditions]
----------------------------------------------------------------------------------------------------------------
W14        Credit Agreement Regulated by the Consumer      TFWT/0703         From July 2003
           Credit Act 1974 - Together Fixed with Tracker -
           Original, First Copy, Second Copy and Terms and
           Conditions
           Northern Rock plc
           [New version of Together Credit Agreement for
           Fixed Rate with Follow on BOE Tracker - Product
           first introduced 25.7.03.  Runs alongside
           existing Together (Variable & Fixed Rate
           versions) Credit Agreement]
----------------------------------------------------------------------------------------------------------------
X          Conditions for Together products
           (including Together Connection Options - eg
           Savings Account Applications/ Agreements etc)
----------------------------------------------------------------------------------------------------------------
X1         Together Variable - Credit Card Application     [  ]              From [   ]
           (with Terms and Conditions on reverse)                            [In conjunction with Together
           Northern Rock plc                                                 Variable Mortgages.
----------------------------------------------------------------------------------------------------------------
X2         Together Variable - Credit Card Application     CV4/1000          From Oct 2000
           (with Terms and Conditions on reverse)                            [In conjunction with Together
           Northern Rock plc                                                 Variable Mortgages.
                                                                             [REQUEST BETTER COPY]
----------------------------------------------------------------------------------------------------------------
X3         Northern Rock Credit Card Application Form      MAR 151/M9C       From Mar 1999
           (with Terms and Conditions)                     22.3.99
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X4         Together Connection Conditions                  MAR422 1.5.01     From Jan 2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------


                                                 65

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
X5         Northern Rock Mortgage Credit Card              [CCL/80A/2]       From Mar 2001
           (with Terms and Conditions on reverse)          (CCL/ATA/2
           Northern Rock plc                               15.3.2001 on
                                                           Conditions)
----------------------------------------------------------------------------------------------------------------
X6         together connections Save Direct Terms and      MAR 435/11676     From May 2001
           Conditions                                      1.5.2001
----------------------------------------------------------------------------------------------------------------
X7         together connections Current Account Terms and  MAR 436/11333     From May 2001
           Conditions                                      1.5.2001
----------------------------------------------------------------------------------------------------------------
X8         Northern Rock Credit Card Application Form      MAR 341 9.7.2001  From Jul 2001
           (with Terms and Conditions on reverse)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X9         Options for Your together connection Mortgage   MAR 472/12369     From Mar 2002
           [leaflet]                                       15.3.2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X10        Together Connection Conditions                  MAR 422 7.8.02    From Aug 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X10(a)     Together Connection Conditions                  MAR 631           From Nov 2002
           Northern Rock plc                               27.11.02
----------------------------------------------------------------------------------------------------------------
X11        Sample Special Conditions for Together                            From 30 Aug 2002
           Connections Mortgage (incorporating Doc X4 by                     (including New Mortgage Product
           reference)                                                        Statement of Requirements memo)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X12        Sample Special Conditions for Together Mortgage                   From 30 Aug 2002
           (5 Year Flexible Tracker Rate)                                    (including New Mortgage Product
           Northern Rock plc                                                 Statement of Requirements memo)
----------------------------------------------------------------------------------------------------------------
X13        Together Connection Savings Options Form        MAR 635/1.03      From Jan 2003
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X14        Covering Letter to Borrower enclosing Together
           Connections Options Docs X9 and X13
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X15        Sample Covering Letter to Borrower regarding    31 Oct 2002       Mr P Livingstone and Miss C M
           Completion of a Together Connections Loan                         Bell (App No 10374507)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X16        Sample Special Conditions for Together Variable                   from 9 Jan 2003
           loans
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X17        Sample Special Conditions for Together                            from 9 Jan 2003
           Connections mortgage loans - 5 year discounted
           tracker
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X18        Sample Special Conditions for Together Fixed                      from 9 Jan 2003
           mortgage loans - 2, 3, 5 and 7 year fixed
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X19        Sample Special Conditions for Together                            from 9 Jan 2003
           Exclusives Fixed mortgage loans -
           2, 3, 5 and 7 year fixed
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
X20        Sample Special Conditions for Together                            from 9 Jan 2003
           Exclusives mortgage loans
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------


                                                 66

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
Y          Mortgage Deeds
----------------------------------------------------------------------------------------------------------------
Y1         Mortgage Deed (HMLR filing ref MD 542Q)                           From Feb 1999
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------
Y2         Mortgage Deed (HMLR filing ref MD 542T)         SOL 1             From Oct 1999 ?
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------
Y3         Mortgage Deed (HMLR filing ref MD542Q)                            From Feb 1999
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------
Y4         Mortgage Deed (HMLR filing ref MD542T)          SOL 1             From Oct 1999
           Northern Rock plc [Together Flexible]
----------------------------------------------------------------------------------------------------------------
Y5         Mortgage Deed (HMLR filing ref MD542T)          SOL 1 08/00.      From Aug 2000
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------
Y6         Mortgage Deed (HMLR filing ref MD542Z)          SOL 1 02/01.      From Feb 2001
           Northern Rock plc [Together]
----------------------------------------------------------------------------------------------------------------
Z          Supplementary Instructions to Solicitors
----------------------------------------------------------------------------------------------------------------
Z1         [Together Mortgage - Reminder of documents to
           be sent with Report on Title]
----------------------------------------------------------------------------------------------------------------
Z2         [Notice - Unsecured funds not available for     UE1/0700          From Jul 2000
           purchase of property]
----------------------------------------------------------------------------------------------------------------
Z3         "Together" Flexible Loan Drawdown Loan
           Agreement - Addendum to Instructions to
           Solicitors/Licensed Conveyancers
           (with Certificate of Solicitor/Licensed
           Conveyancer on reverse)
----------------------------------------------------------------------------------------------------------------
Z4         "Together" Flexible Loan Drawdown Loan          TFDA/0700         From Jul 2000
           Agreement - Addendum to Instructions to
           Solicitors/Licensed Conveyancers
           (with Certificate of Solicitor/Licensed
           Conveyancer on reverse)
----------------------------------------------------------------------------------------------------------------
Z5         "Together" Loan Drawdown Loan Agreement -       TFDA/0501         From May 2001
           Addendum to Instructions to Solicitors/Licensed
           Conveyancers
           (with Certificate of Solicitor/Licensed
           Conveyancer on reverse)
----------------------------------------------------------------------------------------------------------------
Z6         Loan Drawdown Loan Agreement - Addendum to      A2S/0502          From May 2002
           Instructions to Solicitors/Licensed
           Conveyancers
           (refers to Together Connections Mortgages)
----------------------------------------------------------------------------------------------------------------
Z7         Drawdown Loan Agreement - Addendum to           A2S/0702          From Jul 2002
           Instructions to Solicitors/Licensed
           Conveyancers
           (refers to Together Connections Mortgages)
----------------------------------------------------------------------------------------------------------------


                                          Part 5 Personal Loans

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA         Personal Loans
----------------------------------------------------------------------------------------------------------------
AA1        Personal Loans - An Introduction                DEV 376           From 1 Apr 1996
           Northern Rock Building Society                  01.4.1996
----------------------------------------------------------------------------------------------------------------
AA2        Secured Personal Loans - An Introduction        DEV 456           From 1 Jul 1997
           Northern Rock Building Society                  01.7.1997
----------------------------------------------------------------------------------------------------------------
AA3        NOT USED
----------------------------------------------------------------------------------------------------------------
AA4        Secured Personal Loans - An Introduction        MAR 3             From 1 Oct 1997
           Northern Rock plc                               01.10.1997
----------------------------------------------------------------------------------------------------------------
AA5        Secured Personal Loans - An Introduction        MAR 3             From 15 Dec 1997
           Northern Rock plc                               15.12.1997
----------------------------------------------------------------------------------------------------------------
AA6        Secured Personal Loans - An Introduction        MAR 3             From 12 Feb 1998
           Northern Rock plc                               12.2.1998
----------------------------------------------------------------------------------------------------------------
AA7        Secured Personal Loans - An Introduction        MAR 3/8208        From 1 Jun 1998
           Northern Rock plc                               01.06.1998
----------------------------------------------------------------------------------------------------------------
AA8        Secured Personal Loans - An Introduction        MAR 3/9195        From 20 Aug 1999
           Northern Rock plc                               20.8.1999
----------------------------------------------------------------------------------------------------------------
AA9        Give me the Facts - Secured Loans Explained     MAR 3/9668        From 4 Mar 2000
           Northern Rock plc                               04.3.2000
----------------------------------------------------------------------------------------------------------------
AA10       Give me the Facts - Secured Loans Explained     MAR 3/11279       From 10 May 2001
           Northern Rock plc                               10.5.2001
----------------------------------------------------------------------------------------------------------------
AA11       Secured Loans Explained                         MAR 3/12506       From 4 May 2002
           Northern Rock plc                               04.5.2002
----------------------------------------------------------------------------------------------------------------
AA12       We can fix it - A Secured Personal Loan         MAR 124/8813      From 1 Jun 1998
           Northern Rock plc                               01.6.1998
----------------------------------------------------------------------------------------------------------------
AA13       We can fix it - A Secured Personal Loan         MAR 125/8664      From 22 Jan 1999
           Northern Rock plc                               22.1.1999
----------------------------------------------------------------------------------------------------------------
AA14       We can fix it - A Secured Personal Loan         MAR 125/9459      From 1 Nov 1999
           Northern Rock plc                               01.11.1999
----------------------------------------------------------------------------------------------------------------
AA15       We can fix it - A Secured Personal Loan         MAR 125/9714      From 17 Jan 2000
           Northern Rock plc                               17.1.2000
----------------------------------------------------------------------------------------------------------------
AA16       Let Me Plan Ahead - Secured Loans with a Fixed  MAR 125/11038     From 21 Feb 2001
           Rate                                            21.2.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA17       Let Me Plan Ahead - Secured Loans with a Fixed  MAR 125/11216     From 6 Apr 2001
           Rate                                            06.4.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA18       Let Me Plan Ahead - Secured Loans with a Fixed  MAR 125/11815     From 19 Sept 2001
           Rate                                            19.9.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA19       I Want to Plan Ahead - Secured Loans with a     MAR 125/12507     From May 2002
           Fixed Rate                                      May 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA20       Secured Personal Loans - A guide to costs       DEV 220           From 14 Jul 1995
           Northern Rock Building Society                  14.7.1995
----------------------------------------------------------------------------------------------------------------
AA21       Secured Personal Loans - A guide to costs       DEV 220           From 16 Oct 1995
           Northern Rock Building Society                  16.10.1995
----------------------------------------------------------------------------------------------------------------


                                                 68

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA22       Secured Personal Loans - A guide to costs       DEV 220           From 28 Nov 1995
           Northern Rock Building Society                  28.11.1995
----------------------------------------------------------------------------------------------------------------
AA23       Secured Personal Loans - A guide to costs       DEV 220           From 15 Feb 1995
           Northern Rock Building Society                  15.2.1996
----------------------------------------------------------------------------------------------------------------
AA24       Secured Personal Loans - A guide to costs       DEV 376           From 1 Apr 1996
           Northern Rock Building Society                  01.4.1996
----------------------------------------------------------------------------------------------------------------
AA25       Secured Personal Loans - A guide to costs       DEV 377           From 22 Apr 1996
           Northern Rock Building Society                  22.4.1996
----------------------------------------------------------------------------------------------------------------
AA26       Secured Personal Loans - A guide to costs       DEV 377           From 25 Aug 1996
           Northern Rock Building Society                  25.8.1996
----------------------------------------------------------------------------------------------------------------
AA27       Secured Personal Loans - A guide to costs       DEV 377           From 23 Oct 1996
           Northern Rock Building Society                  23.10.1996
----------------------------------------------------------------------------------------------------------------
AA28       Secured Personal Loans - A guide to costs       DEV 377           From 3 Jan 1997
           Northern Rock Building Society                  03.1.1997
----------------------------------------------------------------------------------------------------------------
AA29       Secured Personal Loans - A guide to costs       DEV 377           From 1 Mar 1997
           Northern Rock Building Society                  01.3.1997
----------------------------------------------------------------------------------------------------------------
AA30       Secured Personal Loans - A guide to costs       DEV 377           From 7 Apr 1997
           Northern Rock Building Society                  07.4.1997
----------------------------------------------------------------------------------------------------------------
AA31       Secured Personal Loans - A guide to costs       DEV 377           From 1 May 1997
           Northern Rock Building Society                  01.5.1997
----------------------------------------------------------------------------------------------------------------
AA32       Secured Personal Loans - A guide to costs       DEV 457           From 23 Jul 1997
           Northern Rock Building Society                  23.7.1997
----------------------------------------------------------------------------------------------------------------
AA33       Secured Personal Loans - A guide to costs       DEV 457           From 18 Aug 1997
           Northern Rock plc                               18.8.1997
----------------------------------------------------------------------------------------------------------------
AA34       Secured Personal Loans - A guide to costs       MAR 4             From 1 Oct 1997
           Northern Rock plc                               01.10.1997
----------------------------------------------------------------------------------------------------------------
AA35       Secured Personal Loans - A guide to costs       MAR 4             From 1 Dec 1997
           Northern Rock plc                               01.12.1997
----------------------------------------------------------------------------------------------------------------
AA36       Secured Personal Loans - A guide to costs       MAR 4/8208        From 1 Jun 1998
           Northern Rock plc                               01.6.1998
----------------------------------------------------------------------------------------------------------------
AA37       Secured Personal Loans - A guide to costs       MAR 4/8267        From 3 Jul 1998
           Northern Rock plc                               03.7.1998
----------------------------------------------------------------------------------------------------------------
AA38       Secured Personal Loans - A guide to costs       MAR 4/8748        From 1 Jan 1999
           Northern Rock plc                               01.2.1999
----------------------------------------------------------------------------------------------------------------
AA39       Secured Personal Loans - A guide to costs       MAR 4/9155        From 24 Jul 1999
           Northern Rock plc                               24.7.1999
----------------------------------------------------------------------------------------------------------------
AA40       Secured Personal Loans - A guide to costs       MAR 4/9358        From 1 Oct 1999
           Northern Rock plc                               01.10.1999
----------------------------------------------------------------------------------------------------------------
AA41       Secured Personal Loans - A guide to costs       MAR 4/9680        From 5 Feb 2000
           Northern Rock plc                               05.2.2000
----------------------------------------------------------------------------------------------------------------
AA42       Give me the figures - Secured Loan Costs in     MAR 4/9668        From 4 Mar 2000
           Black and White                                 04.3.2000
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA43       Give me the figures - Secured Loan Costs in     MAR 4/11007       From 3 Mar 2001
           Black and White                                 03.3.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA44       Give me the figures - Secured Loan Costs in     MAR 4/11138       From 1 May 2001
           Black and White                                 01.5.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------


                                                 69

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA45       Give me the figures - Secured Loan Costs in     MAR 4/11313       From 10 May 2001
           Black and White                                 10.5.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA46       Give me the figures - Secured Loan Costs in     MAR 4/11619       From 1 Sept 2001
           Black and White                                 01.9.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA47       Give me the figures - Secured Loan Costs in     MAR 4/11814       From 6 Oct 2001
           Black and White                                 06.10.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA48       Give me the figures - Secured Loan Costs in     MAR 4/12015       From 8 Nov 2001
           Black and White                                 08.11.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA49       Give me the figures - Secured Loan Costs in     MAR 4/12449       From 1 Dec 2001
           Black and White                                 01.12.2001
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
AA50       Secured Loans - Costs in Black and White        MAR4/13517        Valid until further notice
           Northern Rock plc                               8.2.03            8.2.03
----------------------------------------------------------------------------------------------------------------
AA51       Secured Personal Loans - A guide to costs.      Dev. 220          Valid until further notice
                                                                             1 Jan 95
----------------------------------------------------------------------------------------------------------------
AA52       Flexible borrowing on your mortgage - Secured   Dev. 182          Valid until further notice
           Personal Loans. The Flexible Plan                                 1 Jan 95
----------------------------------------------------------------------------------------------------------------
AA53       Borrowing a fixed amount on your mortgage -     Dev. 181          Valid until further notice
           Secured Personal Loans. The Fixed Sum Plan                        1 Jan 95
----------------------------------------------------------------------------------------------------------------
AA54       Secured Personal Loans - A guide to costs       Dev. 220          Valid until further notice
                                                                              12 Jun 95
----------------------------------------------------------------------------------------------------------------
AA55       Secured Personal Loans - The Flexible Plan      Dev. 182          Valid until further notice
                                                                              12 Jun 95
----------------------------------------------------------------------------------------------------------------
AA56       Secured Personal Loans - The Fixed Sum Plan -   Dev. 181          Valid until further notice
           Hard to Beat                                                       12 Jun 95
----------------------------------------------------------------------------------------------------------------
AA57       Secured Personal Loans - The Fixed Sum Plan -   Dev. 181          Valid until further notice
           Hard to Beat                                                      28 Nov 95
----------------------------------------------------------------------------------------------------------------
AA58       Deed of Variation of Mortgage and Receipt for   SEC40/10.97       Oct 1997
           Further Advance
----------------------------------------------------------------------------------------------------------------
AA59       Deed of Variation of Security and Receipt for   ADV152./10.97     Oct 1997
           Further Advance
----------------------------------------------------------------------------------------------------------------
AA60       Receipt for Further Advance                     ADV60./10.97      Oct 1997
----------------------------------------------------------------------------------------------------------------
AA61       Report on Title (Scotland)                      ADV268./10.97     Oct 1997
----------------------------------------------------------------------------------------------------------------
AA62       Standard Security                               SEC53/10.97       Oct 1997
----------------------------------------------------------------------------------------------------------------
AA58       Secured Personal Loans - A guide to costs -     MAR 4/8748        Valid until further notice
           Hard to Beat                                                      1 Feb 99
----------------------------------------------------------------------------------------------------------------
AA59       Mortgage Deed (Flexible Plan) - 3 Copies        MD1/0900          Sep 2000
----------------------------------------------------------------------------------------------------------------
AA60       Mortgage Deed (Flexible Plan) - 3 Copies        MD3/0900          Sep 2000
----------------------------------------------------------------------------------------------------------------
AA61       Changes in Ownership of Mortgaged Property      ADV54.11/00       Nov 2000
----------------------------------------------------------------------------------------------------------------

                                                 70

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA62       Pay Safe - Payment Protection                   MAR8/11165        Valid until further notice

                                                                             1 May 2001
----------------------------------------------------------------------------------------------------------------
AA63       Re-Advance/Further Advance Receipt              SEC37/07.01       Jul 2001
----------------------------------------------------------------------------------------------------------------
AA64       The Mortgage Code - You and your mortgage       03/02             Mar 2002
----------------------------------------------------------------------------------------------------------------
AA65       I want to plan ahead - Secured Loans with a     MAR125/12507      Valid until further notice
           Fixed Rate
                                                                             4 May 2002
----------------------------------------------------------------------------------------------------------------
AA66       Tell a Friend about our Mortgages and           MAR507/12836      Valid until further notice
           (GBP)50 could be yours
                                                                             Jul  2002
----------------------------------------------------------------------------------------------------------------
AA67       Insurance - I need you to be there sometimes    MAR389/12950      Valid until further notice

                                                                             Sep 2002
----------------------------------------------------------------------------------------------------------------
AA68       Loan Agreement (Flexible Plan) - 3 Copies       ACR2Z/0103        Jan 2003
                                                           (ACR2A/1000,
                                                           ACR2B/1000,
                                                           ACR2C/1000)
----------------------------------------------------------------------------------------------------------------
AA69       Credit Agreement Regulated by the Consumer      ACR1Z/0103        Jan 2003
           Credit Act 1974 (Flexible Plan) - 3 Copies      (ACR1A/1000,
                                                           ACR1B/1000,
                                                           ACR1C/1000)
----------------------------------------------------------------------------------------------------------------
AA70       Credit Agreement Regulated by Consumer Credit   ACR3Z/0103        Jan 2003
           Act 1974 - 3 Copies
----------------------------------------------------------------------------------------------------------------
AA71       Secured Loans Explained                         MAR3/13518        Valid until further notice

                                                                             7 Feb 2003
----------------------------------------------------------------------------------------------------------------
AA72       Credit Agreement Regulated by the Consumer      MD1/0900          19 Feb 2003
           Credit Act 1974 (Omiga Flexible Plan) +
           Mortgage Deed
----------------------------------------------------------------------------------------------------------------
AA73       Credit Agreement Regulated by the Consumer      SEC54/04.98       19 Feb 2003
           Credit Act 1974 (Omiga PSL Base) + Mortgage Deed
----------------------------------------------------------------------------------------------------------------
AA74       Credit Agreement Regulated by the Consumer      SEC54/04.98       19 Feb 2003
           Credit Act 1974 (Omiga PSL Fixed) + Mortgage
           Deed
----------------------------------------------------------------------------------------------------------------
AA75       Secured Loans - Costs in Black and White        MAR 4/14011       Valid until further notice
                                                                              14 Jul 03
----------------------------------------------------------------------------------------------------------------
AA76       Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS01/AG/*
           re. Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA77       Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS02/AG/*
           re. Loan Documents for Signature
----------------------------------------------------------------------------------------------------------------


                                                 71

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA78       Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS03/AG/*
           re. Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA79       Pro-forma Letter from A Gadomski  re. Further   (PLN)/PERS04/AG/*
           Advance
----------------------------------------------------------------------------------------------------------------
AA80       Form attached to (PLN)/PERS04/AG/*              (PLN)/PERS05/AG/*
----------------------------------------------------------------------------------------------------------------
AA81       Pro-forma Letter from A Gadomski re. Personal   (PLN)/PERS06/AG/*
           Secured Loan
----------------------------------------------------------------------------------------------------------------
AA82       Pro-forma Letter from A Gadomski  re.           (PLN)/PERS06RA/AG/*
           Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA83       Pro-forma Letter from A Gadomski re. Personal   (PLN)/PERS07/AG/*
           Secured Loan
----------------------------------------------------------------------------------------------------------------
AA84       Pro-forma Letter from A Gadomski  re.           (PLN)/PERS08/AG/*
           Postponement of Second Charge
----------------------------------------------------------------------------------------------------------------
AA85       Pro-forma Deed of Postponement                  (PLN)/PERS09
----------------------------------------------------------------------------------------------------------------
AA86       Pro-forma Deed of Postponement                  (PLN)/PERS10
----------------------------------------------------------------------------------------------------------------
AA87       Pro-forma Deed of Postponement                  (PLN)/PERS10A
----------------------------------------------------------------------------------------------------------------
AA88       Pro-forma Letter from A Gadomski re.            (PLN)/PERS11/AG/*
           Repayment of Loan
----------------------------------------------------------------------------------------------------------------
AA89       Pro-forma Letter from A Gadomski  re.           (PLN)/PERS11A/AG/*
           Repayment of Loan
----------------------------------------------------------------------------------------------------------------
AA90       Pro-forma Letter from A Gadomski re.            (PLN)/PERS12/AG/*
           Application for Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA91       Mortgage Deed (Relating to a Regulated          MD2/0900 and
           Agreement under the Consumer Credit Act 1974)   MD2B/0900
           - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------
AA92       Credit Agreement regulated by the Consumer      CA127Z/0900
           Credit Act 1974 - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------
AA93       Credit Agreement Regulated by the Consumer      CA126Z/0103
           Credit Act 1974 - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------
AA94       Credit Agreement Regulated by the Consumer      CA138Z/0900
           Credit Act 1974 - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------
AA95       Credit Agreement Regulated by the Consumer      CA125Z/0102
           Credit Act 1974 - Original + 2 Copies
----------------------------------------------------------------------------------------------------------------
AA96       Re-Advance/Further Advance Receipt (Omiga
           Further Advance)
----------------------------------------------------------------------------------------------------------------


                                                 72

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA97       Deed of Variation of Mortgage and Receipt for
           Further Advance (Omiga Further Advance)
----------------------------------------------------------------------------------------------------------------
AA98       English Flexible Plan Paragraphs
----------------------------------------------------------------------------------------------------------------
AA99       English PSL Paragraphs
----------------------------------------------------------------------------------------------------------------
AA100      Further Advance Paragraphs
----------------------------------------------------------------------------------------------------------------
AA101      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS13/AG/*
           re. Offer of Further Advance
----------------------------------------------------------------------------------------------------------------
AA102      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS14/AG/*
           re. Further Advance Application
----------------------------------------------------------------------------------------------------------------
AA103      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS15/AG/*
           re. Further Advance Application
----------------------------------------------------------------------------------------------------------------
AA104      Pro-forma Letter from A Gadomski  re. Further   (PLN)/PERS16/AG/*
           Advance
----------------------------------------------------------------------------------------------------------------
AA105      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS17/AG/*
           re. Offer of Further Advance
----------------------------------------------------------------------------------------------------------------
AA106      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS18/AG/*
           re. Further Advance Application
----------------------------------------------------------------------------------------------------------------
AA107      Pro-forma Letter from A Gadomski re.            (PLN)/PERS19/AG/*
           Postponement of Second Charge
----------------------------------------------------------------------------------------------------------------
AA108      Deed of Postponement                            (PLN)/PERS20
----------------------------------------------------------------------------------------------------------------
AA109      Deed of Postponement                            (PLN)/PERS21
----------------------------------------------------------------------------------------------------------------
AA110      Deed of Postponement                            (PLN)/PERS21A
----------------------------------------------------------------------------------------------------------------
AA111      Deed of Postponement                            (PLN)/PERS21A
----------------------------------------------------------------------------------------------------------------
AA112      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS22/AG/*
           re. Further Advance
----------------------------------------------------------------------------------------------------------------
AA113      Pro-forma Letter from A Gadomski re.            (PLN)/PERS22A/AG/*
           Additional Advance
----------------------------------------------------------------------------------------------------------------
AA114      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS24AG/*
           re. Personal Secured Loan, Further Advance
----------------------------------------------------------------------------------------------------------------
AA115      Pro-forma Letter from A Gadomski re.            (PLN)/PERS25AG/*
           Repayment of Loan
----------------------------------------------------------------------------------------------------------------
AA116      Pro-forma Letter from A Gadomski re. Personal   (PLN)/PERS26AG/*
           Secured Loan
----------------------------------------------------------------------------------------------------------------
AA117      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS28AG/*
           re. Additional Advance Application
----------------------------------------------------------------------------------------------------------------


                                                 73

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA118      Pro-forma Letter from A Gadomski re.            (PLN)/PERS30AG/*
           Postponement of Second Charge
----------------------------------------------------------------------------------------------------------------
AA119      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS31AG/*
           re. Redemption Figure Request
----------------------------------------------------------------------------------------------------------------
AA120      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS37AG/*
           re. Application for Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA121      Pro-forma Letter from A Gadomski re. Personal   (PLN)/PERS39AG/*
           Secured Loan
----------------------------------------------------------------------------------------------------------------
AA122      Form acknowledging receipt of advance           (PLN)/PERS40
----------------------------------------------------------------------------------------------------------------
AA123      Form re. Certificate of Consent                 (PLN)/PERS41
----------------------------------------------------------------------------------------------------------------
AA124      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS50/AG/*
           re. Release and Discharge
----------------------------------------------------------------------------------------------------------------
AA125      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS51/AG/*
           re. Release and Discharge
----------------------------------------------------------------------------------------------------------------
AA126      Application for a Further Advance Loan          (PLN)/PERS38/AG/*
----------------------------------------------------------------------------------------------------------------
AA127      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS52/AG/*
           re. Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA128      Pro-forma Letter from A Gadomski to Customer    (PLN)/PERS53/AG/*
           re. Personal Secured Loan
----------------------------------------------------------------------------------------------------------------
AA129      Deed of Postponement                            (PLN)/PERS21B
----------------------------------------------------------------------------------------------------------------
AA130      Deed of Postponement                            (PLN)/PERS10B
----------------------------------------------------------------------------------------------------------------
AA131      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX01/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA132      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX02/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA133      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX03/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA134      Application for Flexible Plan Loan              (PLN)/FLEX04/SO/*
----------------------------------------------------------------------------------------------------------------
AA135      Pro-forma Letter from A Gadomski re.            (PLN)/FLEX05/AG/*
           Postponement of Second Charge
----------------------------------------------------------------------------------------------------------------
AA136      Deed of Postponement                            (PLN)/FLEX06
----------------------------------------------------------------------------------------------------------------
AA137      Deed of Postponement                            (PLN)/FLEX07
----------------------------------------------------------------------------------------------------------------


                                                 74

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA138      Deed of Postponement                            (PLN)/FLEX07A
----------------------------------------------------------------------------------------------------------------
AA139      Pro-forma Letter from A Gadomski re.            (PLN)/FLEX08/AG/*
           Repayment of Loan
----------------------------------------------------------------------------------------------------------------
AA140      Pro-forma Letter from A Gadomski re.            (PLN)/FLEX08A/AG/*
           Repayment of Loan
----------------------------------------------------------------------------------------------------------------
AA141      Pro-forma Letter from A Gadomski re.            (PLN)/FLEX09/AG/*
           Application from Borrower
----------------------------------------------------------------------------------------------------------------
AA142      Pro-forma Letter from A Gadomski re. Flexible   (PLN)/FLEX10/AG/*
           Plan Loan
----------------------------------------------------------------------------------------------------------------
AA143      Pro-forma Letter from A Gadomski re. Personal   (PLN)/FLEX11/AG/*
           Secured Loan
---------------------------------------------------------------------------------------------------------------
AA144      Extract from Title Deeds                        (PLN)/FLEX12/SO/*
----------------------------------------------------------------------------------------------------------------
AA145      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX13/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA146      Pro-forma Letter from A Gadomski re. Flexible   (PLN)/FLEX14/AG/*
           Plan Loan
----------------------------------------------------------------------------------------------------------------
AA147      Pro-forma Letter from A Gadomski re. Flexible   (PLN)/FLEX14RA/AG/*
           Plan Loan
----------------------------------------------------------------------------------------------------------------
AA148      Pro-forma Letter from A Gadomski re. Flexible   (PLN)/FLEX15/AG/*
           Plan Loan
----------------------------------------------------------------------------------------------------------------
AA149      Pro-forma Letter from A Gadomski re. Flexible   (PLN)/FLEX15RA/AG/*
           Plan Loan
----------------------------------------------------------------------------------------------------------------
AA150      Pro-forma Letter from A Gadomski re. Flexible   (PLN)/FLEX16/AG/*
           Plan Loan
----------------------------------------------------------------------------------------------------------------
AA151      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX24/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA152      Pro-forma Letter from A Gadomski  re. Title     (PLN)/FLEX25/AG/*
           Deeds
----------------------------------------------------------------------------------------------------------------
AA153      Pro-forma Letter from A Gadomski  re. Title     (PLN)/FLEX25A/AG/*
           Deeds
----------------------------------------------------------------------------------------------------------------
AA154      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX26/AG/*
           re. Proposed Further Advance
----------------------------------------------------------------------------------------------------------------
AA155      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX27/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------


                                                 75

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
AA156      Pro-forma Letter from A Gadomski  re. Further   (PLN)/FLEX26B/AG/*
           Advance Loan
----------------------------------------------------------------------------------------------------------------
AA157      Pro-forma Letter from A Gadomski  re. Further   (PLN)/FLEX26A/AG/*
           Advance Loan
----------------------------------------------------------------------------------------------------------------
AA158      Pro-forma Letter from A Gadomski  re. Further   (PLN)/FLEX25B/AG/*
           Advance Loan
----------------------------------------------------------------------------------------------------------------
AA159      Pro-forma Letter from A Gadomski  re. Property  (PLN)/FLEX25C/AG/*
----------------------------------------------------------------------------------------------------------------
AA160      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX28/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA161      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX29/AG/*
           re. Flexible Plan Loan
----------------------------------------------------------------------------------------------------------------
AA162      Deed of Postponement                            (PLN)/FLEX07B
----------------------------------------------------------------------------------------------------------------
AA163      Pro-forma Letter from A Gadomski to Customer    (PLN)/FLEX26/AG/*
           re. Proposed Further Advance
----------------------------------------------------------------------------------------------------------------
AA164      Certificate of Consent
----------------------------------------------------------------------------------------------------------------
AA165      Loan Agreement (Flexible Plan - Scotland) - 3   ACR4Z/0103
           Copies
----------------------------------------------------------------------------------------------------------------
AA166      Omiga/BMA Branch Pack - For Your Reference
----------------------------------------------------------------------------------------------------------------




                                                      Part 5 Non-material documents

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
BB
----------------------------------------------------------------------------------------------------------------
BB1        Instructions to Solicitors - Fixed Sum Plan     ADV 269 5.98      From May 1998
           (Scotland)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB2        Instructions to Solicitors - Fixed Sum Plan     ADV 269a 5.98     From May 1998
           (Scotland)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB3        Deed of Variation of Security and Receipt for   SOL009 09/00      From Sep 2000.  Not used by
           Further Advance (Scotland)                                        further advance dept.  Used by
           Northern Rock plc                                                 product transfer dept. where
                                                                             borrower is switching product and
                                                                             increasing borrowing at same time
                                                                             (only used on older forms of
                                                                             mortgage conditions switching
                                                                             from annual rest mortgage to a
                                                                             daily rest version.
----------------------------------------------------------------------------------------------------------------
BB4        Help Me Buy to Let - Mortgages for Landlords    MAR 466/11665     From 3 Sep 2001
           Northern Rock plc                               03.9.2001
----------------------------------------------------------------------------------------------------------------


                                                      76

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
BB5        Help Me Buy to Let - Mortgages for Landlords    MAR 466/11794     From 19 Sep 2001
           Northern Rock plc                               19.9.2001
----------------------------------------------------------------------------------------------------------------
BB6        Help Me Buy to Let - Mortgages for Landlords    MAR 466/11856     From 4 Oct 2001
           Northern Rock plc                               04.10.2001
----------------------------------------------------------------------------------------------------------------
BB7        Help Me Buy to Let - Mortgages for Landlords    MAR 466/11974     From 8 Nov 2001
           Northern Rock plc                               08.11.2001
----------------------------------------------------------------------------------------------------------------
BB8        Help Me Buy to Let - Mortgages for Landlords    MAR 466/12222     From 7 Jan 2002
           Northern Rock plc                               07.1.2002
----------------------------------------------------------------------------------------------------------------
BB9        I want to buy to let - Mortgages for Landlords  MAR 466/12470     From 20 Mar 2002
           Northern Rock plc                               20.3.2002
----------------------------------------------------------------------------------------------------------------
BB10       I want to buy to let - Mortgages for Landlords  MAR 466/12645     From 10 May 2002
           Northern Rock plc                               10.5.2002
----------------------------------------------------------------------------------------------------------------
BB11       I want to buy to let - Mortgages for Landlords  MAR 466/12861     From 26 Jul 2002
           Northern Rock plc                               26.7.2002
----------------------------------------------------------------------------------------------------------------
BB12       I want to buy to let - Mortgages for Landlords  MAR 466/12861     From 6 Aug 2002
           Northern Rock plc                               06.8.2002
----------------------------------------------------------------------------------------------------------------
BB13       I want to buy to let - Mortgages for Landlords  MAR 466/13148     From 21 Oct 2002
           Northern Rock plc                               21.10.2002
----------------------------------------------------------------------------------------------------------------
BB14       I want to buy to let - Mortgages for Landlords  MAR 466/13232     From 8 Nov 2002
           Northern Rock plc                               08.11.2002
----------------------------------------------------------------------------------------------------------------
BB15       Sample Special Conditions for Bradford &                          From 9 Jan 2003
           Bingley Together Exclusives (Variable)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB16       Sample Special Conditions for Bradford &                          From 9 Jan 2003
           Bingley Together Exclusives Fixed mortgage
           loans - 2, 3, 5 and 7 year fixed
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB17       Sample Special Conditions for Buy to Let 2 year                   From 9 Jan 2003
           Fixed Rate
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB18       Sample Special Conditions for Buy to Let 1.5% 5                   From 9 Jan 2003
           year Tracker
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB19       Sample Wording - Buy to Let - Help With Costs
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB20       Sample Special Conditions for HERM Cashplus                       From 9 Jan 2003
           Fixed and Capped/ Exclusive HERM Cashplus Fixed
           and Capped/SIFA HERM Cashplus Fixed and Capped
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB21       Sample Special Conditions for HERM Standard                       From 9 Jan 2003
           Fixed and Capped/ HERM Standard Fixed and
           Capped Exclusives/ SIFA HERM Standard Fixed and
           Capped
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB22       Sample Special Conditions for Legal & General                     From 9 Jan 2003
           Together Exclusives (Variable)
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------


                                                      77

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
BB23       Sample Special Conditions for Legal & General                     From 9 Jan 2003
           Together Exclusives Fixed mortgage loans - 2,
           3, 5 and 7 year fixed
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB24       I want to buy to let                            MAR 466/13372     From 10 Jan 2003
           Northern Rock plc                               10.01.2003
----------------------------------------------------------------------------------------------------------------
BB25       Confirmation of Identity                        Jan 2002          From Jan 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB26       Confirmation of Identity                        Sept 2002         From Sept 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB27       Confirmation of Identity                        28 Jan 2003       From 28 Jan 2003
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------
BB28       I need you to be there sometimes [insurance]    MAR 389/12958     From Sept 2002
           Northern Rock plc
----------------------------------------------------------------------------------------------------------------



                             Part 6 Documents Used Only in the Origination of
                                         Connections Mortgages

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
CC         Brochures
----------------------------------------------------------------------------------------------------------------
CC1        Connections - Current Account Terms and         MAR 634/13347     Valid until further notice -
           Conditions - Small but important                27.11.2002        27.11.2002
----------------------------------------------------------------------------------------------------------------
CC2        Connections - Save Direct Terms and Conditions  MAR 633/13347     Valid until further notice -
           - Small but important                           27.11.2002        27.11.2002
----------------------------------------------------------------------------------------------------------------
CC3        Mortgages - Options for your Connections        MAR 632/13363     Valid until further notice -
           Mortgage                                        27.11.2002        27.11.2002
----------------------------------------------------------------------------------------------------------------
CC4        Mortgages - I Want to Shrink my Mortgage        MAR 625/13245     Valid until further notice -
                                                           27.11.2002        27.11.2002
----------------------------------------------------------------------------------------------------------------
CC5        Connections - What's it going to Cost?          MAR 630/13833     Valid until further notice -
                                                           18.6.2003         18.6.2003
----------------------------------------------------------------------------------------------------------------
CC6        Connections - What's it going to Cost?          MAR 630/13833     Valid until further notice -
                                                           14.7.2003         14.7.2003
----------------------------------------------------------------------------------------------------------------
CC7        Connections - What's it going to Cost?          MAR 630/13833     Valid until further notice -
                                                           25/7/2003         25.7.2003
----------------------------------------------------------------------------------------------------------------
CC8        Connections - What's it going to cost?          MAR 630/13833     Valid until further notice
                                                                             9 Sep 2003

----------------------------------------------------------------------------------------------------------------
CC9        Connections - What's it going to cost?          MAR 630/13833     Valid until further notice
                                                                             14 Oct 2003
----------------------------------------------------------------------------------------------------------------
DD         Mortgage Application Forms
----------------------------------------------------------------------------------------------------------------
DD1
----------------------------------------------------------------------------------------------------------------
EE         Connections Credit/Loan Agreements
----------------------------------------------------------------------------------------------------------------
EE1
----------------------------------------------------------------------------------------------------------------


                                                      78

----------------------------------------------------------------------------------------------------------------
SABW       Document                                        Reference         Usage period and notes
----------------------------------------------------------------------------------------------------------------
FF         Conditions for Connections products
           (eg Savings Account Applications/ Agreements
           etc)
----------------------------------------------------------------------------------------------------------------
FF1        Connections Conditions                          MAR 631           27.11.02
----------------------------------------------------------------------------------------------------------------
FF2
----------------------------------------------------------------------------------------------------------------
GG         Mortgage Deeds
----------------------------------------------------------------------------------------------------------------
GG1
----------------------------------------------------------------------------------------------------------------
HH         Supplementary Instructions to Solicitors
----------------------------------------------------------------------------------------------------------------
HH1
----------------------------------------------------------------------------------------------------------------
HH2
----------------------------------------------------------------------------------------------------------------
II         Miscellaneous Mortgage Documents
----------------------------------------------------------------------------------------------------------------
II1        Connections Savings Options Form                MAR 635/1.03      Jan 2003
----------------------------------------------------------------------------------------------------------------
II2        Memo re New Mortgage Product Statement of                         11 Aug 2003
           Requirements - Connections 7 Year Flexible
           Discount Tracker
----------------------------------------------------------------------------------------------------------------
II3        Pro forma of Covering Letter to customers       Ref: CUSTADMIN/JW 2 Sep 2003
           enclosing Connections Pack
----------------------------------------------------------------------------------------------------------------

                   Part 7 Documents used in the Origination of Scottish Mortgages/Loans Only

----------------------------------------------------------------------------------------------------------------
SABW         Document                                        Reference             Usage period and notes
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
JJ
----------------------------------------------------------------------------------------------------------------
JJ1          Affidavit (re: Matrimonial Home/Occupancy       ADV 77/1/87                                Jan 1987
             Rights)
----------------------------------------------------------------------------------------------------------------
JJ2          Re-advance/Further Advance Receipt              SEC 37/11/93                               Nov 1993
----------------------------------------------------------------------------------------------------------------
JJ3          Additional Advance Cheque Request               ADV 133. 01/94                             Jan 1994
----------------------------------------------------------------------------------------------------------------
JJ4          Standard Security                               ADV 58. 01/94                              Jan 1994
----------------------------------------------------------------------------------------------------------------
JJ5          Report on Title (Scotland) - Regulated Loan     ADV 136. 01/94                             Jan 1994
----------------------------------------------------------------------------------------------------------------
JJ6          Deed of Variation of Security and Receipt for   ADV152. 01/94                              Jan 1994
             Further Advance
----------------------------------------------------------------------------------------------------------------
JJ7          Report on Title (Scotland)                      ADV 62./01.94                              Jan 1994
----------------------------------------------------------------------------------------------------------------
JJ8          Assignation of Life Assurance Policy            ADV 59. 01/94                              Jan 1994
----------------------------------------------------------------------------------------------------------------
JJ9          Scottish Mortgage Conditions 1994               SEC 33/02.94                               Feb 1994
----------------------------------------------------------------------------------------------------------------
JJ10         Flexible Plan Application Form                  ADV 156/9.94                               Sep 1994
----------------------------------------------------------------------------------------------------------------
JJ11         Report and Valuation for Mortgage Purposes on   ADV 7/11.94                                Nov 1994
             Behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
JJ12         Deed of Postponement (relating to a Flexible    FLEX06- 1995?                                 1995?
             Plan Loan regulated by the Consumer Credit
             Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ13         Deed of Postponement (relating to a Flexible    FLEX07- 1995?                                 1995?
             Plan Loan regulated by the Consumer Credit
             Act 1974)FLEX07- 1995?
----------------------------------------------------------------------------------------------------------------
JJ14         Deed of Postponement (relating to a Personal    PERS09- 1995?                                 1995?
             Secured Loan regulated by the Consumer Credit
             Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ15         Deed of Postponement (relating to a Personal    PERS10- 1995?                                 1995?
             Secured Loan regulated by the Consumer Credit
             Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ16         Deed of Postponement                            PERS20- 1995?                                 1995?
----------------------------------------------------------------------------------------------------------------
JJ17         Deed of Postponement                            PERS21- 1995?                                 1995?
----------------------------------------------------------------------------------------------------------------
JJ18         Fixed Sum Plan Application Form                 ADV 31/4.95                                Apr 1995
----------------------------------------------------------------------------------------------------------------
JJ19         Credit Agreement Regulated by the Consumer      Flexible Plan                              Jul 1995
             Credit Act 1974                                 (Scotland) -
                                                             ADVCR3 07/95
----------------------------------------------------------------------------------------------------------------
JJ20         Loan Agreement - Flexible Plan (Scotland)       ADVCR4 07/95                               Jul 1995
----------------------------------------------------------------------------------------------------------------
JJ21         Credit Agreement Regulated by the Consumer      ADV 138 09/95                              Sep 1995
             Credit Act 1974 (Personal Secured Loan)
----------------------------------------------------------------------------------------------------------------
JJ22         Assignation of Life Assurance Policy            ADV 59. 09/95                              Sep 1995
----------------------------------------------------------------------------------------------------------------
JJ23         Credit Agreement Regulated by the Consumer      ADV 138 09/95                              Sep 1995
             Credit Act 1974 (Personal Secured Loan)
----------------------------------------------------------------------------------------------------------------
JJ24         Receipt for Further Advance                     ADV 60. 09.95                              Sep 1995
----------------------------------------------------------------------------------------------------------------
JJ25         Deed of Variation of Security and Receipt for   ADV152. 09/95                              Sep 1995
             Further Advance
----------------------------------------------------------------------------------------------------------------


                                                      80

----------------------------------------------------------------------------------------------------------------
SABW         Document                                        Reference             Usage period and notes
----------------------------------------------------------------------------------------------------------------
JJ26         Consent by Non-Entitled Spouse                  ADV 64. /09.95                             Sep 1995
----------------------------------------------------------------------------------------------------------------
JJ27         Postponed Standard Security                     SEC 53. 09/95                              Sep 1995
----------------------------------------------------------------------------------------------------------------
JJ28         Standard Security                               ADV 58. 09/95                              Sep 1995
----------------------------------------------------------------------------------------------------------------
JJ29         Deed of Postponement (relating to a Flexible    (PLN)/FLEX07 -                             Oct 1995
             Plan Loan regulated by the Consumer Credit      01/10/1995
             Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ30         Scottish Mortgage Conditions 1995               SEC33/0296                                 Feb 1996
----------------------------------------------------------------------------------------------------------------
JJ31         Report on Title (Scotland) 1995                 ADV62/0596                                 May 1996
----------------------------------------------------------------------------------------------------------------
JJ32         Credit Agreement Regulated by the Consumer      ADR3A-C/0796                              July 1996
             Credit Act 1974 - Flexible Plan (Scotland)
----------------------------------------------------------------------------------------------------------------
JJ33         Report on Title (Scotland)                      ADV62/0197                                 Jan 1997
----------------------------------------------------------------------------------------------------------------
JJ34         Guarantors Confirmation (Existing Borrowers)    ADV266.7/97                               July 1997
----------------------------------------------------------------------------------------------------------------
JJ35         Fixed Sum Plan Application Form                 ADV31/07.97                               July 1997
----------------------------------------------------------------------------------------------------------------
JJ36         Flexible Plan Application Form                  ADV 156.07/97                             July 1997
----------------------------------------------------------------------------------------------------------------
JJ37         Deed of Postponement (relating to a Personal    (PLN)/PERS09-                              Oct 1997
             Secured Loan regulated by the Consumer Credit   01/10/97
             Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ38         Deed of Postponement (relating to a Personal    (PLN)/PERS10-                              Oct 1997
             Secured Loan regulated by the Consumer Credit   01/10/97
             Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ39         Deed of Postponement                            (PLN)/PERS21-                              Oct 1997
                                                             01/10/1997
----------------------------------------------------------------------------------------------------------------
JJ40         Flexible Plan Application Form                  ADV156.10/97                               Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ41         Fixed Sum Plan Application Form                 ADV31.10/97                                Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ42         Guarantors Confirmation (Existing Borrowers)    ADV266.10/97                               Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ43         Assignation of Life Assurance Policy            ADV59/10.97                                Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ44         Re-advance/Further Advance Receipt              SEC37/1097                                 Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ45         Standard Security                               ADV58/1097                                 Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ46         Receipt for Further Advance                     ADV60.10/97                                Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ47         Report on Title (Scotland)                      ADV268.10/97                               Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ48         Report on Title (Scotland) - Regulated Loan     ADV136.10/97                               Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ49         Credit Agreement Regulated by the Consumer      ADV138.10.97                               Oct 1997
             Credit Act 1974 (Personal Secured Loan)
----------------------------------------------------------------------------------------------------------------
JJ50         Postponed Standard Security                     SEC53.10/97                                Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ51         Schedule of Documents of Title (Scotland)       SEC7.10/97                                 Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ52         Scottish Mortgage Conditions 1997               SEC33.10/97                                Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ53         Consent by Non-Entitled Spouse                  ADV64.10/97                                Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ54         Affidavit (re: Matrimonial Home/Occupancy       ADV77/10.97                                Oct 1997
             Rights)
----------------------------------------------------------------------------------------------------------------
JJ55         Report and Valuation for Mortgage Purposes on   ADV 7/10.97                                Oct 1997
             Behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------


                                                      81

----------------------------------------------------------------------------------------------------------------
SABW         Document                                        Reference             Usage period and notes
----------------------------------------------------------------------------------------------------------------
JJ56         Additional Advance Funds Request (Scotland)     ADV 133./10.97                             Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ57         Instructions to Solicitors - For Flexible       ADV 270.                                   Oct 1997
             Plan Loans Over (GBP)15,000                     (Flexible Plan
                                                             over (GBP)15K
                                                             - Scotland)
                                                             10/97
----------------------------------------------------------------------------------------------------------------
JJ58         Instructions to Solicitors (Attaching Report    ADV 136./10.97                             Oct 1997
             on Title (Scotland) - Regulated Loan) -
----------------------------------------------------------------------------------------------------------------
JJ59         Deed of Variation of Security and Receipt for   ADV152. 10/97                              Oct 1997
             Further Advance
----------------------------------------------------------------------------------------------------------------
JJ60         Instructions to Solicitors - (Flexi - Under     ADV 137 10/97                              Oct 1997
             (GBP)15K - Scotland)
----------------------------------------------------------------------------------------------------------------
JJ61         Credit Agreement Regulated by the Consumer      ADR3A-C/1097                               Oct 1997
             Credit Act 1974 - Flexible Plan (Scotland)
----------------------------------------------------------------------------------------------------------------
JJ62         Loan Agreement - Flexible Plan (Scotland)       ACR4A-C/1097                               Oct 1997
----------------------------------------------------------------------------------------------------------------
JJ63         Additional Advance Funds Request (Scotland)     ADV 133./11.97                             Nov 1997
----------------------------------------------------------------------------------------------------------------
JJ64         Flexible Plan Application Form                  ADV156.15/12/97                            Dec 1997
----------------------------------------------------------------------------------------------------------------
JJ65         Fixed Sum Plan Application Form                 ADV31.15/12/97                             Dec 1997
----------------------------------------------------------------------------------------------------------------
JJ66         Additional Advance Funds Request (Scotland)     ADV 133./1.98                              Jan 1998
----------------------------------------------------------------------------------------------------------------
JJ67         Report on Title (Scotland)                      ADV 62./02.98                              Feb 1998
----------------------------------------------------------------------------------------------------------------
JJ78         Loan Agreement - Flexible Plan (Scotland)       ACR4A-C/0298                               Feb 1998
----------------------------------------------------------------------------------------------------------------
JJ69         Instructions to Solicitors - For Flexible       ADV 270.04.98                              Apr 1998
             Plan Loans Over (GBP)25,000 - (Flexible Plan
             over (GBP)25K - Scotland)
----------------------------------------------------------------------------------------------------------------
JJ70         Report on Title (Scotland) - Regulated Loan     ADV 136. /05.98                            May 1998
----------------------------------------------------------------------------------------------------------------
JJ71         Instructions to Solicitors - (Fixed Sum Plan    ADV 269.5/98                               May 1998
             - Scotland)
----------------------------------------------------------------------------------------------------------------
JJ72         Secured Personal Loan Application Form          ADV 31. 5/98                               May 1998
----------------------------------------------------------------------------------------------------------------
JJ73         Instructions to Panel Solicitors -  (Fixed      ADV 269a.05/98                             May 1998
             Sum Plan - Scotland)
----------------------------------------------------------------------------------------------------------------
JJ74         Credit Agreement Regulated by the Consumer      MAR 127                                    Jun 1998
             Credit Act 1974 (Personal Secured Loan)         01/06/98
----------------------------------------------------------------------------------------------------------------
JJ75         Credit Agreement Regulated by the Consumer      ACR3A-C/0798                               Jul 1998
             Credit Act 1974 - Flexible Plan (Scotland)
----------------------------------------------------------------------------------------------------------------
JJ76         Instructions to Solicitors - ADV (Flexi -       137/ 01.07.98                              Jul 1998
             Under 25K - Scotland)
----------------------------------------------------------------------------------------------------------------
JJ77         Report and Valuation for Mortgage Purposes on   ADV 7/12.98                                Dec 1998
             Behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
JJ78         Secured Personal Loan Application Form          ADV 31. 1/99                               Jan 1999
----------------------------------------------------------------------------------------------------------------
JJ79         Deed of Postponement                            (PLN)/PERS20 -                             Oct 1999
                                                             01/10/1999
----------------------------------------------------------------------------------------------------------------
JJ80         Report on Title (Scotland)                      ADV 62./11.99                              Nov 1999
----------------------------------------------------------------------------------------------------------------


                                                      82

----------------------------------------------------------------------------------------------------------------
SABW         Document                                        Reference             Usage period and notes
----------------------------------------------------------------------------------------------------------------
JJ81         Deed of Postponement (relating to a Personal   (PLN)/PERS10A                                  2000?
             Secured Loan regulated by the Consumer         2000?
             Credit - Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ82         Deed of Postponement                           (PLN)/PERS21A                                  2000?
                                                             - 2000?
----------------------------------------------------------------------------------------------------------------
JJ83         Deed of Postponement (relating to a Flexible   (PLN)/FLEX07A                                  2000?
             Plan Loan regulated by the                     - 2000?
             Consumer Credit Act 1974)
----------------------------------------------------------------------------------------------------------------
JJ84         Secured Personal Loan Application Form          ADV 031                                    May 2000
                                                             (8.5.2000)
----------------------------------------------------------------------------------------------------------------
JJ85         Consent by Non-Entitled Spouse                  ADV 64. /06.00                             Jun 2000
----------------------------------------------------------------------------------------------------------------
JJ86         Affidavit (re: Matrimonial Home/Occupancy       ADV77 /07.00                               Jul 2000
             Rights)
----------------------------------------------------------------------------------------------------------------
JJ87         Report on Title (Scotland)                      ROT/0800                                   Aug 2000
----------------------------------------------------------------------------------------------------------------
JJ88         Credit Agreement Regulated by the Consumer      CA138B/0900                                Sep 2000
             Credit Act 1974
----------------------------------------------------------------------------------------------------------------
JJ89         Credit Agreement Regulated by the Consumer      CA127 09/00                                Sep 2000
             Credit Act 1974
----------------------------------------------------------------------------------------------------------------
JJ90         Credit Agreement Regulated by the Consumer      ACR3A-C/1000                               Oct 2000
             Credit Act 1974 - Flexible Plan (Scotland)
----------------------------------------------------------------------------------------------------------------
JJ91         Loan Agreement - Flexible Plan (Scotland)       ACR4A-C/1000                               Oct 2000
----------------------------------------------------------------------------------------------------------------
JJ92         Scottish Mortgage Conditions 1997               SEC33/11.00                                Nov 2000
----------------------------------------------------------------------------------------------------------------
JJ93         Schedule of Documents of Title (Scotland)       SOGO1/0201                                 Feb 2001
----------------------------------------------------------------------------------------------------------------
JJ94         Deed of Variation of Security and Receipt for   ADV281/05.01                               May 2001
             Further Advance
----------------------------------------------------------------------------------------------------------------
JJ95         Deed of Guarantee (Scotland)                    ADV277/06.01                               Jun 2001
----------------------------------------------------------------------------------------------------------------
JJ96         Standard Security                               ADV278 06/01                               Jun 2001
----------------------------------------------------------------------------------------------------------------
JJ97         Deed of Variation of Security and Receipt for   ADV279 06/01                               Jun 2001
             Further Advance (with Guarantor)
----------------------------------------------------------------------------------------------------------------
JJ98         Receipt for Further Advance                     ADV280 Jul 01                              Jul 2001
----------------------------------------------------------------------------------------------------------------
JJ99         Scottish Mortgage Conditions 2001               SEC 72/07.2001                             Jul 2001
----------------------------------------------------------------------------------------------------------------


                                                      83

----------------------------------------------------------------------------------------------------------------
SABW         Document                                        Reference             Usage period and notes
----------------------------------------------------------------------------------------------------------------
JJ100        Scottish Mortgage Conditions 2001               SEC 72/01.2001                             Jul 2001
----------------------------------------------------------------------------------------------------------------
JJ101        Secured Personal Loan Application Form          ADV                                      1 Aug 2001
                                                             031(1.8.2001)
----------------------------------------------------------------------------------------------------------------
JJ102        Report on Title (Scotland)                      ROT/0502                                   May 2002
----------------------------------------------------------------------------------------------------------------
JJ103        Additional Advance Funds Request                AAFR/0802                                  Aug 2002
----------------------------------------------------------------------------------------------------------------
JJ104        Report on Title (Scotland)                      ROT/1102                                   Nov 2002
----------------------------------------------------------------------------------------------------------------
JJ105        CML Lenders' Handbook for Scotland (Part 2 -                                               Jan 2003
             Name of Mortgage Lender) - Date Last Amended
             (1-Jan-2003)
----------------------------------------------------------------------------------------------------------------
JJ106        Credit Agreement Regulated by the Consumer      CA127 01/03                                Jan 2003
             Credit Act 1974
----------------------------------------------------------------------------------------------------------------
JJ107        Credit Agreement Regulated by the Consumer      01/03                                      Jan 2003
             Credit Act 1974
----------------------------------------------------------------------------------------------------------------
JJ108        Report and Valuation for Mortgage Purposes on   ADV 7/07.03                                Jul 2003
             Behalf of Northern Rock plc
----------------------------------------------------------------------------------------------------------------
JJ109        Secured Personal Loan Application Form          ADV 031                                    Aug 2003
                                                             (08.2003)
----------------------------------------------------------------------------------------------------------------
JJ110        Offer of Loan                                                                              Oct 2003
----------------------------------------------------------------------------------------------------------------
JJ111        Together - Standard Security                    SOL002
----------------------------------------------------------------------------------------------------------------
JJ112        Schedule of Documents of Title (Scotland)       SEC 7
             (Pre 01/10/97)
----------------------------------------------------------------------------------------------------------------
JJ113        Consent by Non-Entitled Spouse (Pre 09/95)      ADV 64
----------------------------------------------------------------------------------------------------------------
JJ114        Standard Security (Scottish Mortgage
             Conditions 2001 apply)
----------------------------------------------------------------------------------------------------------------

SIGNATORIES

SIDLEY AUSTIN BROWN & WOOD



By:



ALLEN & OVERY LLP



By:


                                      84